                                                               Exhibit 10(d)(1)




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                           T R U S T  I N D E N T U R E


                                     BETWEEN


                             BRAZOS RIVER AUTHORITY


                                       AND


                        THE BANK OF NEW YORK, AS TRUSTEE



                           DATED AS OF OCTOBER 1, 2003





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                                   $30,820,000
                             BRAZOS RIVER AUTHORITY
                    POLLUTION CONTROL REVENUE REFUNDING BONDS
                  (TXU ENERGY COMPANY LLC PROJECT) SERIES 2003D






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


                                TABLE OF CONTENTS

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1.               Definitions and Rules of Construction..................................................3

                                    ARTICLE 2
                                    THE BONDS

SECTION 2.1.               Amount, Terms, and Issuance of Bonds..................................................14
SECTION 2.2.               Designation, Denominations, Maturity and Form.........................................15
SECTION 2.3.               Registered Bonds Required; Bond Registrar and Bond Register...........................16
SECTION 2.4.               Transfer and Exchange.................................................................17
SECTION 2.5.               Execution.............................................................................18
SECTION 2.6.               Authentication; Authenticating Agent..................................................18
SECTION 2.7.               Payment of Principal and Interest; Interest Rights Preserved..........................19
SECTION 2.8.               Persons Deemed Owners.................................................................20
SECTION 2.9.               Mutilated, Destroyed, Lost or Stolen Bonds............................................21
SECTION 2.10.              Temporary Bonds.......................................................................21
SECTION 2.11.              Cancellation of Surrendered Bonds.....................................................22
SECTION 2.12.              Limited Obligation....................................................................22
SECTION 2.13.              Book-Entry-Only System................................................................23
SECTION 2.14.              Payments to Securities Depository; Payments to Beneficial Owners......................24

                                    ARTICLE 3
                           INTEREST RATES ON THE BONDS

SECTION 3.1.               Initial Interest Rate.................................................................25
SECTION 3.2.               Determination of Interest Rates.......................................................25
SECTION 3.3.               Conversions Between Rate Periods......................................................30

                                    ARTICLE 4
                          TENDER AND PURCHASE OF BONDS

SECTION 4.1.               Optional Tenders for Purchase.........................................................32
SECTION 4.2.               Mandatory Tenders for Purchase........................................................33
SECTION 4.3.               Remarketing and Purchase..............................................................34
SECTION 4.4.               Bond Purchase Fund....................................................................37

                                    ARTICLE 5
                                  THE REFUNDING

SECTION 5.1.               The Refunding.........................................................................38


                                                          i

                                    ARTICLE 6
                        REVENUES AND APPLICATION THEREOF

SECTION 6.1.               Revenues to be Paid Over to the Trustee...............................................39
SECTION 6.2.               Bond Fund.............................................................................39
SECTION 6.3.               Revenues to Be Held for All Bondholders; Certain Exceptions...........................41
SECTION 6.4.               Amounts Remaining in Bond Fund........................................................41

                                    ARTICLE 7
                   LETTER OF CREDIT; ALTERNATE CREDIT FACILITY

SECTION 7.1.               Extension in Anticipation of Expiration...............................................41
SECTION 7.2.               Replacement...........................................................................42
SECTION 7.3.               Notice to Holders.....................................................................42
SECTION 7.4.               Reduction.............................................................................42

                                    ARTICLE 8
                         INVESTMENT OR DEPOSIT OF MONEYS

SECTION 8.1.               Deposits..............................................................................43
SECTION 8.2.               Investment or Deposit of Bond Fund....................................................43
SECTION 8.3.               Covenants Regarding Rebate............................................................44
SECTION 8.4.               Tax-Exempt Status of the Bonds........................................................45

                                    ARTICLE 9
                               REDEMPTION OF BONDS

SECTION 9.1.               Bonds Subject to Redemption...........................................................46
SECTION 9.2.               Company Direction of Optional Redemption..............................................49
SECTION 9.3.               Selection of Bonds to be Called for Redemption........................................49
SECTION 9.4.               Notice of Redemption..................................................................49
SECTION 9.5.               Purchase of Bonds in Lieu of Redemption...............................................50

                                   ARTICLE 10
                             COVENANTS OF THE ISSUER

SECTION 10.1.              Payment of Principal of, Premium, if any, and Interest on Bonds;
                           Appointment of Paying Agent...........................................................51
SECTION 10.2.              Compliance with Laws..................................................................51
SECTION 10.3.              Enforcement of Agreement; Prohibition Against Amendments of
                           Agreement; Notice of Default..........................................................52
SECTION 10.4.              Further Assurances....................................................................52
SECTION 10.5.              Administration Expenses...............................................................52
SECTION 10.6.              Moneys to be Held in Trust............................................................52
SECTION 10.7.              Rights of Company Under Agreement.....................................................52

                                   ARTICLE 11
                         EVENTS OF DEFAULT AND REMEDIES

SECTION 11.1.              Events of Default; Default; Waiver....................................................53
SECTION 11.2.              Acceleration and Annulment Thereof....................................................54
SECTION 11.3.              Other Remedies........................................................................56
SECTION 11.4.              Performance of Company's Obligations..................................................56
SECTION 11.5.              Discontinuance of Proceedings by Trustee..............................................56
SECTION 11.6.              Bondholders May Direct Proceedings....................................................56
SECTION 11.7.              Limitations on Actions by Bondholders.................................................57
SECTION 11.8.              Remedies Vested in Trustee............................................................57
SECTION 11.9.              Trustee May File Proofs of Claim......................................................57
SECTION 11.10.             Remedies Not Exclusive................................................................58
SECTION 11.11.             Delays and Omissions Not to Impair Rights.............................................58
SECTION 11.12.             Application of Moneys in Event of Default.............................................58
SECTION 11.13.             Trustee and Bondholders Entitled to All Remedies Under the Act........................58

                                   ARTICLE 12
                                   THE TRUSTEE

SECTION 12.1.              Acceptance of Trust...................................................................59
SECTION 12.2.              No Responsibility for Recitals, etc...................................................59
SECTION 12.3.              Trustee May Act Through Agents........................................................61
SECTION 12.4.              Compensation and Indemnification......................................................62
SECTION 12.5.              Notice of Default; Right to Investigate...............................................63
SECTION 12.6.              Obligation to Act.....................................................................63
SECTION 12.7.              Reliance..............................................................................63
SECTION 12.8.              Trustee May Deal in Bonds.............................................................63
SECTION 12.9.              Construction of Ambiguous Provisions..................................................64
SECTION 12.10.             Resignation of Trustee................................................................64
SECTION 12.11.             Removal of Trustee....................................................................64
SECTION 12.12.             Appointment of Successor Trustee......................................................64
SECTION 12.13.             Qualification of Successor............................................................64
SECTION 12.14.             Instruments of Succession.............................................................64
SECTION 12.15.             Merger of Trustee.....................................................................65
SECTION 12.16.             Trustee Not Required to Expend or Risk Own Funds......................................65
SECTION 12.17.             Right of Trustee to Pay Taxes and Other Charges.......................................65
SECTION 12.18.             Trust Estate may be Vested in Separate or Co-Trustee..................................65
SECTION 12.19.             Reliance Upon Counsel.................................................................66

                                   ARTICLE 13
                   THE REMARKETING AGENT AND THE PAYING AGENT

SECTION 13.1.              The Remarketing Agent.................................................................66
SECTION 13.2.              The Paying Agent......................................................................67
SECTION 13.3.              Notices...............................................................................68

                                       ARTICLE 14
              ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP; RIGHTS OF THE ISSUER

SECTION 14.1.              Acts of Bondholders; Evidence of Ownership............................................68
SECTION 14.2.              Rights and Duties of the Issuer.......................................................69
SECTION 14.3.              Expenses of the Issuer................................................................70
SECTION 14.4.              Matters to be Considered by Issuer....................................................70
SECTION 14.5.              Actions by Issuer.....................................................................70

                                   ARTICLE 15
                           AMENDMENTS AND SUPPLEMENTS

SECTION 15.1.              Amendments and Supplements Without Bondholders' Consent...............................70
SECTION 15.2.              Amendments With Bondholders' Consent..................................................71
SECTION 15.3.              Amendment of Agreement................................................................72
SECTION 15.4.              Trustee Authorized to Join in Supplemental Indentures and
                           Consent to Amendments; Reliance on Counsel............................................72
SECTION 15.5.              Consent of Company....................................................................72
SECTION 15.6.              Consent of Bank.......................................................................73

                                   ARTICLE 16
                                   DEFEASANCE

SECTION 16.1.              Defeasance............................................................................73

                                   ARTICLE 17
                                  MISCELLANEOUS

SECTION 17.1.              No Personal Recourse..................................................................75
SECTION 17.2.              Deposit of Funds for Payment of Bonds.................................................75
SECTION 17.3.              Effect of Purchase of Bonds...........................................................75
SECTION 17.4.              No Rights Conferred on Others.........................................................75
SECTION 17.5.              Severability..........................................................................75
SECTION 17.6.              Notices...............................................................................76
SECTION 17.7.              Successors and Assigns................................................................77
SECTION 17.8.              Headings for Convenience Only.........................................................77
SECTION 17.9.              Counterparts..........................................................................77
SECTION 17.10.             Applicable Law........................................................................77
SECTION 17.11.             Notice of Change......................................................................77
SECTION 17.12.             Payments Due on non-Business Days.....................................................78
SECTION 17.13.             References to Bank; Bank as a Third Party Beneficiary.................................78
SECTION 17.14.             References to Remarketing Agent.......................................................78

EXHIBIT A.........FORM OF BOND

                                 TRUST INDENTURE


         This TRUST INDENTURE (the "Indenture") dated as of October 1, 2003, is by and between the BRAZOS RIVER AUTHORITY, a governmental agency and body politic and corporate, created as a conservation and reclamation district, and political subdivision of the State of Texas, pursuant to and functioning under the Constitution and laws of the State of Texas, including particularly Article XVI, Section 59 of the Texas Constitution and Chapter 221, Texas Water Code (formerly compiled as Article 8280-101, V.A.T.C.S., as amended) (the "Issuer"), and The Bank of New York, a New York banking corporation, having its principal corporate trust office in The City of New York, New York, as Trustee (in its capacity herein, together with any successors in such capacity, called the "Trustee").

                                   WITNESSETH:

         WHEREAS, the Issuer and TXU Energy Company LLC (the "Company"), a limited liability company formed and existing under the laws of the State of Delaware and its successors and assigns as permitted under the Agreement (hereinafter defined) have duly executed an Installment Payment and Bond Amortization Agreement, dated as of October 1, 2003 (hereinafter, the "Agreement"), relating to the below-defined Bonds;

         WHEREAS, the recitals and provisions of the Agreement are incorporated herein as if set forth in their entirety;

         WHEREAS, the Board of Directors of the Issuer duly adopted a resolution authorizing the Bonds (together with any amendment or supplement to such resolution as authorized therein, hereinafter called the "Bond Resolution");

         WHEREAS, the Bond Resolution authorized the refunding of certain outstanding bonds of the Issuer;

         WHEREAS, the Bonds, and the interest thereon, are and shall be payable from and secured by a first priority lien and security interest on and pledge of the payments designated as "Installment Payments" to be made by the Company pursuant to the Agreement in amounts sufficient to pay and redeem, and provide for the payment of the principal of, premium, if any, and interest on, the Bonds, when due, and the fees and expenses of the Trustee and any paying agent for, the Bonds;

         WHEREAS, the Trustee has agreed to accept the trusts herein created upon the terms herein set forth; and

         WHEREAS, all other things necessary to make the Bonds, when issued, executed and delivered by the Issuer and authenticated pursuant to this Indenture, the valid, legal and binding obligations of the Issuer, and to constitute this Indenture a valid pledge of the Revenues (as hereinafter defined) and other amounts pledged hereunder as security for the payment of the principal of, premium, if any, and interest on, and Purchase Price (as hereinafter defined) of, the Bonds authenticated and delivered under this Indenture, have been performed, and the creation, execution and delivery of this Indenture and the creation, execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH that to provide for the payment of principal, purchase price and redemption price (as the case may be) in respect of all Bonds issued and outstanding under this Indenture, together with interest thereon, and in order to secure the rights of the Bondholders (as hereinafter defined) and the performance of the covenants contained in the Bonds and herein and to secure all amounts owing to the Bank (as hereinafter defined) under the Reimbursement Agreement (as hereinafter defined), the Issuer does hereby irrevocably grant, alienate, bargain, sell, convey, transfer, assign and pledge unto the Trustee, its successors in trust and its assigns forever (i) all of the right, title and interest of the Issuer in and to the Revenues, (ii) the Agreement and all right, title and interest of the Issuer under and pursuant to the Agreement, insofar as they relate to all Bonds issued and outstanding under this Indenture (except for the Unassigned Rights (as hereinafter defined)), including, without limitation, all payments to be received under and pursuant to and subject to the provisions of the Agreement, (iii) any moneys paid to the Trustee under the Letter of Credit (as hereinafter defined), and (iv) all amounts on deposit in the Bond Fund (as hereinafter defined) or other funds created under this Indenture other than the Bond Purchase Fund (as hereinafter defined), the Rebate Fund (as hereinafter defined) and the Letter of Credit Debt Service Account (as hereinafter defined), which are not pledged hereunder and do not constitute security for the Bonds (collectively, the "Trust Estate"); provided, however, that nothing in the Bonds or in this Indenture shall be construed as pledging the general credit of the Issuer or the State of Texas, nor shall this Indenture or the Bonds give rise to a pecuniary liability of the Issuer.

         TO HAVE AND TO HOLD all of the same hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to it and its assigns forever.

         IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the equal and proportionate benefit, security and protection of all holders and owners of the Bonds issued under and secured by this Indenture without privilege, preference, priority or distinction as to the lien or otherwise of any of the Bonds over any of the other Bonds; and for the benefit, security and protection of the Bank as described above.

         PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the Bonds due or to become due thereon, at the times and in the manner mentioned in the Bonds, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under
Article 4 hereof and shall pay all amounts owing to the Bank under the Reimbursement Agreement and return the Letter of Credit to the Bank for cancellation, or shall provide, as permitted hereby, for the payment thereof by depositing with the Trustee the entire amount due or to become due thereon, and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions hereof, then upon such final payments this Indenture and the rights hereby granted shall cease, terminate and be void; otherwise this Indenture to be and remain in full force and effect.

         THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that all Bonds issued and secured hereunder are to be issued, authenticated and delivered, and all said revenues and receipts hereby pledged and assigned are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and with the respective holders and owners, from time to time, of the Bonds and the Bank, as follows (provided that, in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part or a charge against its general credit but shall be payable solely from the Trust Estate, including the Revenues):

                                    ARTICLE 1
                                   DEFINITIONS

SECTION 1.1       Definitions and Rules of Construction.


(a) Unless otherwise defined herein, all words and phrases defined in the preamble hereto or in the Agreement shall have the same meaning in this Indenture. In this Indenture and any indenture supplemental hereto (except as otherwise expressly provided for or unless the context otherwise requires) each of the following terms shall have the following meanings:

         "Act" means, collectively, Chapter 1371, Texas Government Code, Chapter 1207, Texas Government Code, Chapter 30, Texas Water Code, and the Authority Act.

         "Administration Expenses" shall mean amounts payable by the Company pursuant to Sections 5.05, 6.01 and 6.02 of the Agreement.

         "Affiliate" of any Person means (i) any other Person who, directly or indirectly, controls or is controlled by or is under common control with such other Person or (ii) in the case of the Company or any Subsidiary, any Person who is a manager, director or officer of such Person or of any Person described in the foregoing clause (i). For purposes of this definition, "control" (and with correlative meaning "controlled" and "under common control") of a Person shall mean the power, direct or indirect, (1) to vote more than 50% of the securities having ordinary voting power for the election of managers or directors of such Person or (2) to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

         "Agreement" means the Installment Payment and Bond Amortization Agreement dated as of October 1, 2003 by and between the Company and the Issuer that relates to the Bonds, as amended from time to time.

         "Alternate Credit Facility" means any irrevocable letter of credit, standby bond purchase agreement, surety bond, guaranty agreement or other similar instrument.

         "Alternate Rate" means the rate calculated according to The Bond Market Association Municipal Index as of the most recent date for which such index was published or such other high-grade index composed of one-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by The Bond Market Association or its successor; provided, however, that, if such index is no longer produced by Municipal Market Data, Inc. or its successor, then "Alternate Rate" shall mean such other reasonably comparable index selected by the Company.

         "Authenticating Agent" means the Trustee and any agent so designated in and appointed pursuant to Section 2.6 hereof.

         "Authority Act" means Chapter 221, Texas Water Code (formerly compiled as Article 8280-101, V.A.T.C.S., as amended) .

         "Authorized Company Representative" shall mean any of the Company's Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, its Treasurer, or any Assistant Treasurer and any other person or persons at any time designated to act on behalf of the Company, such designation in each case, to be evidenced by a certificate furnished to the Issuer and the Trustee containing the specimen signature of such person or persons and signed on behalf of the Company by its Chief Executive Officer, its President, its Chief Financial Officer, any Vice President, its Treasurer, or any Assistant Treasurer authorized to act on behalf of the Company. Such certificate may designate an alternate or alternates.

         "Authorized Denominations" means the denominations for the Bonds set forth in Section 2.2 hereof.

         "Bank" means an issuer of a Letter of Credit for the Bonds, if any, and its successors and assigns in that capacity and, in the event an Alternate Credit Facility has been issued pursuant to Section 7.2 hereof, the issuer of such Alternate Credit Facility.

         "Bank Bonds" shall have the meaning assigned to such term in Section 4.3(b)(v) hereof.

         "Board" or "Board of Directors" means the lawfully qualified board of directors of the Issuer.

         "Bond" means any bond or bonds authenticated and delivered under this Indenture.

         "Bond Counsel" means McCall, Parkhurst & Horton L.L.P. or such other firm of attorneys of nationally recognized standing in the field of law relating to municipal bond law and the excludability of interest on state or local bonds from gross income of the owners of the Bonds for purposes of federal income taxation, selected by the Issuer and acceptable to the Trustee and the Company.

         "Bond Fund" means the trust fund so designated which is established pursuant to Section 6.2 hereof.

         "Bond Owner," "Bondowner," "Owner," "owner," "Bondholder," "bondholder, " "holder," "Registered Owner," "registered owner," or "owner of Bonds" means the Person in whose name a Bond is registered in the Bond Register other than any Bond which has been purchased pursuant to Section 4.3 and not surrendered for payment of the Purchase Price thereof.

         "Bond Purchase Fund" means the special fund of that name created for the Bonds pursuant to Section 4.4 hereof.

         "Bond Register" and "Bond Registrar" shall have the respective meanings specified in Section 2.3 hereof.

         "Bond Resolution" means that resolution adopted by the Board of Directors of the Issuer on August 24, 2003 approving, among other things, the issuance of the Bonds.

         "Book-Entry-Only System" means the system of book-entry registrations and transfers of beneficial interests in Bonds described in Section 2.13 hereof, or any substantially similar successor system for registration and transfer of beneficial interests in Bonds without physical presentation.

         "Business Day" or "business day" means any day other than (i) a Saturday or Sunday or legal holiday or a day on which banking institutions in The City of New York, New York or in the cities in which the Principal Offices of the Trustee or the Paying Agent or the office of the Bank at which drawing documents are required to be presented under a Letter of Credit are located are authorized or required by law or executive order to close or (ii) a day on which the New York Stock Exchange is closed.

         "Code" means Title 26, United States Code, and the rulings and regulations (including temporary and proposed regulations) promulgated thereunder with respect to specific sections thereof.

         "Commercial Paper Rate" means the interest rate for each Bond as determined with respect to such Bond as provided in Section 3.2 hereof.

         "Commercial Paper Rate Period" means with respect to any Bond, each period determined for such Bond as provided in Section 3.2 hereof.

         "Company" means TXU Energy Company LLC, a limited liability company organized and existing under the laws of the State of Delaware, and its successors and assigns as permitted under the Agreement.

         "Company Bonds" means any Bonds ownership of which is registered in the name of the Company or any Affiliate of the Company, other than Bank Bonds.

         "Company Debt Service Account" means the special account of that name within the Bond Fund established pursuant to Section 6.2 hereof.

         "Company Purchase Account" means the special account of that name within the Bond Purchase Fund established pursuant to Section 4.4 hereof.

         "Conversion Date" means the day on which a particular type of Interest Rate becomes effective for the Bonds which is not immediately preceded by a day on which the Bonds have accrued interest at the same type of rate (and, when used with respect to any Multiannual Rate Period, a date preceded by a different Multiannual Rate Period). Each Conversion Date shall be an Interest Payment Date for the Rate Period from which the Bonds are converted.

         "Costs of Issuance" means all costs and expenses incurred by the Issuer or the Company in connection with the issuance and sale of the Bonds, including without limitation (i) fees and expenses of accountants, attorneys, engineers, Underwriters (whether paid as a fee or a discount) and financial advisors, (ii) materials, supplies and printing and engraving costs, (iii) recording and filing fees, (iv) rating agency fees, (v) initial fees and expenses of the Trustee and any Paying Agent, and (v) the Issuer's administrative expenses as provided in
Section 5.04 of the Agreement.

         "Counsel" means an attorney at law or law firm (who may be counsel for the Issuer or the Company).

         "Credit Facility" means a credit enhancement facility delivered to the Trustee or the Paying Agent from time to time securing the Bonds in accordance with the terms thereof; provided that a policy of insurance securing the timely payment of Bonds at maturity or upon mandatory sinking fund redemption shall not constitute a Credit Facility.

         "Daily Rate" means the interest rate to be determined for the Bonds on each Business Day pursuant to Section 3.2 hereof.

         "Daily Rate Conversion Date" means the day on which the Bonds accrue interest at a Daily Rate pursuant to Section 3.3 which is immediately preceded by a day on which the Bonds did not accrue interest at a Daily Rate.

         "Daily Rate Period" means each period during which the Bonds accrue interest at a particular Daily Rate.

         "Dated Date" means October 1, 2003.

         "Default" means any event which with the giving of notice or the lapse of time or both would constitute an Event of Default.

         "DTC" means The Depository Trust Company, New York, New York.

         "DTC Letter" means the Blanket Letter of Representation between the Issuer and DTC.

         "DTC Participant" means (i) any Person for which, from time to time, DTC, or, in the event that a successor Securities Depository to DTC is acting as such under Section 2.13 hereof, such successor Securities Depository, effectuates book-entry transfers and pledges of securities pursuant to the Book-Entry-Only System or (ii) any securities broker or dealer, bank, trust company or other Person that clears through or maintains a custodial relationship with the Person referred to in (i).

         "Electronic" notice, or notice given "Electronically," means notice transmitted by means of a telecopier machine or other electronic communication acceptable to the sending party and the receiving party, in each case if operative as between such two parties, or if not operative, in writing or by telephone (promptly confirmed in writing).

         "Event of Default" means any of the events specified in Section 11.1(a) hereof to be an Event of Default.

         "Expiration Date" means the stated expiration date of a Letter of Credit, as such date may be extended from time to time by the Bank.

         "Facilities" means the facilities or undivided interests in the facilities described in the Original Agreement relating to the Refunded Bonds, which were financed or refinanced through the sale of the Refunded Bonds.

         "Favorable Opinion" means an opinion of Bond Counsel addressed to the Issuer, the Company and the Trustee and stating, in effect, unless otherwise specified herein, that the action proposed to be taken is authorized or permitted by the Act and this Indenture and will not adversely affect the excludability from gross income for federal income tax purposes of interest on the Bonds (other than those held by a "substantial user" of the Facilities or a "related person" within the meaning of the Code).

         "Fitch" means Fitch Ratings or any successor thereto maintaining a rating on the Bonds.

         "Government Obligations" means (i) direct, noncallable obligations of the United States of America, including obligations that are unconditionally guaranteed by the United States of America, (ii) noncallable obligations of an agency or instrumentality of the United States of America for which the payment of principal and interest are unconditionally guaranteed by the United States of America and that are rated as to investment quality by a nationally recognized investment rating firm not less than AAA or its equivalent and (iii) noncallable obligations of a state or an agency or a county, municipality, or other political subdivision of a state that have been refunded and that are rated as to investment quality by a nationally recognized investment rating firm not less than AAA or its equivalent.

         The words "hereof", "herein", "hereto", "hereby" and "hereunder" (except in the form of Bond) refer to the entire Indenture. Unless otherwise noted, all Section and Article references are to sections and articles in this Indenture.

         "Indenture" means this Trust Indenture as amended or supplemented.

         "Initial Multiannual Rate" means the initial Multiannual Rate for the Bonds as provided in Section 2.2 hereof.

         "Initial Multiannual Rate Period" means the initial Multiannual Rate Period for the Bonds as provided in Section 2.2 hereof.

         "Installment Payment" means each payment, other than payment in respect of Purchase Price, required to be paid by the Company with respect to the Bonds, including the principal of, redemption premium, if any, and interest on the Bonds, and all fees and expenses of the Trustee and the Paying Agent, together with any other payments required by the Bond Resolution, the Agreement or this Indenture.

         "Interest Payment Date" means (i) when used with respect to any particular Bond accruing interest at a Commercial Paper Rate, the day after the last day of each Commercial Paper Rate Period applicable thereto; (ii) when used with respect to Bonds accruing interest at Daily or Weekly Rates, the first Business Day of each calendar month following a month in which interest at such rate has accrued; (iii) when used with respect to Bonds during the Initial Multiannual Rate period, April 1, 2004, and each October 1 and April 1 thereafter; (iv) for any Multiannual Rate Period with the exception of the Initial Multiannual Rate Period, the first day of the sixth calendar month following the month in which the Multiannual Rate Conversion Date occurs and the first day of each sixth month thereafter to which interest at such rate has accrued, except that the last Interest Payment Date for any Multiannual Rate Period which is followed by a Commercial Paper, Daily or Weekly Rate Period shall be the first Business Day of the sixth month following the preceding Interest Payment Date; (v) each Conversion Date; and (vi) the Maturity Date.

         "Interest Period" means the period from and including any Interest Payment Date to and including the day immediately preceding the next following Interest Payment Date.

         "Interest Rate" means a Commercial Paper, Daily, Weekly or Multiannual Rate.

         "Interest Reset Date" means, with respect to a Daily or Weekly Rate Period, a day on which the interest rate is scheduled to be determined as provided in Sections 3.2(c)(i) and 3.2(d)(i), respectively, hereof.

         "Investment Grade Rating" means a long-term debt rating by a Rating Agency that is included in one of the four highest debt rating categories of the Rating Agency, provided that such rating categories shall mean generic categories and without regard to other qualifications of ratings within each such generic rating category such as "+" or "-".

         "Issuer" means the Brazos River Authority, a governmental agency and body politic and corporate of the State of Texas.

         "Issuer Representative" means the General Manager/CEO of the Issuer, or any person or persons as the Board shall designate.

         "Letter of Credit" means a Credit Facility for the Bonds issued by a Bank to the Trustee in the form of a letter of credit and any Alternate Credit Facility delivered pursuant to Article 7 hereof.

         "Letter of Credit Debt Service Account" means the special account of that name within the Bond Fund established pursuant to Section 6.2 hereof.

         "Letter of Credit Purchase Account" means the special account of that name within the Bond Purchase Fund established pursuant to Section 4.4 hereof.

         "Maturity Date" means October 1, 2029.

         "Maximum Rate" means, with respect to the Bonds issued hereunder, the lesser of (i) the maximum interest rate which, at any point in time, if borne by the Bonds through the Maturity Date, would result in a "net effective interest rate" (as defined and calculated in accordance with the provisions of Chapter 1204, Texas Government Code) which does not exceed fifteen percent (15%) per annum or (ii) the maximum rate permitted or covered by any Letter of Credit or any Alternate Credit Facility then in effect.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto maintaining a rating on the Bonds.

         "Multiannual Rate" means the interest rate to be determined for the Bonds for a term of not less than 365 days pursuant to Section 3.2 hereof.

         "Multiannual Rate Conversion Date" means each day on which the Bonds accrue interest at a Multiannual Rate pursuant to Section 3.3 hereof which is immediately preceded by a day on which the Bonds did not accrue interest at a Multiannual Rate or accrued interest at a Multiannual Rate for a Multiannual Rate Period of a different duration.

         "Multiannual Rate Period" means each period during which the Bonds accrue interest at a particular Multiannual Rate.

         "Original Agreement" means the Installment Payment and Bond Amortization Agreement in accordance with which the Issuer issued the Refunded Bonds.

         "Original Issuance Date" means the date of original issuance of the Bonds to the Underwriter, being October 1, 2003.

         "Outstanding" or "outstanding," in connection with Bonds means, as of the time in question, all Bonds authenticated and delivered under the Indenture, except:

         (i) Bonds theretofore cancelled or required to be cancelled under
Section 2.11 hereof;

         (ii) Bonds which are deemed to have been paid in accordance with
Article 16 hereof;

         (iii) Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article 2 hereof;

         (iv) Bonds registered in the name of the Issuer;

         (v) On or after any Purchase Date for Bonds pursuant to Article 4 hereof, all Bonds (or portions of Bonds) which are tendered or deemed to have been tendered for purchase on such date, provided that funds sufficient for such purchase are on deposit with the Paying Agent; and

         (vi) For purposes of any consent, request, demand, authorization, direction, notice, waiver or other action to be taken by the holders of a specified percentage of outstanding Bonds hereunder, all Bonds held by or for the account of the Issuer or the Company, except that for purposes of any such consent, request, demand, authorization, direction, notice, waiver or action the Trustee shall be obligated to consider as not being outstanding only Bonds known by a Responsible Officer of the Trustee by actual notice thereof to be so held.

         In determining whether the owners of a requisite aggregate principal amount of Bonds outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company or any Affiliates thereof (unless all of the outstanding Bonds are then owned by said parties) and Bonds which are held by or on behalf of the Bank (unless all of the outstanding Bonds are then held by or on behalf of the Bank) shall be disregarded for the purpose of any such determination. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee has established to the satisfaction of the Bond Registrar the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company or an Affiliate thereof.

         "Paying Agent", "paying agent", "Co-Paying Agent" or "co-paying agent" means any national banking association, bank and trust company or trust company appointed pursuant to Section 10.1 hereof.

         "Person" means an individual, a corporation, a partnership, an association, a joint stock company, a limited liability company, a business trust, a trust, an unincorporated organization, a governmental body or a political subdivision, a municipal corporation, a public corporation or any other group or organization of individuals.

         "Plant" means the generating plant of which the Facilities are a part.

         "Preference Opinion" shall mean an opinion of nationally recognized counsel experienced in bankruptcy matters to the effect that the payment of principal, interest and premium (if any) on the Bonds will not be considered an avoidable "preferential transfer" by the Company or the Issuer under the United States Bankruptcy Code in the event of the commencement of a bankruptcy case under the United States Bankruptcy Code by the Issuer or by or against the Company or any Affiliate of the Company, as debtor.

         "Principal Office of the Paying Agent" or "Principal Office of the Co-Paying Agent" shall mean the office thereof designated from time to time in writing to the Trustee by the Paying Agent or Co-Paying Agent, as the case may be, which office, in the case of the Paying Agent, as the date of acceptance of the Paying Agent of its appointment as Paying Agent pursuant to Section 10.1 hereof is located at the address of the Paying Agent specified in Section 17.6 hereof.

         "Purchase Date" means, with respect to each Bond, each day that such Bond is subject to purchase pursuant to Section 4.1 or 4.2 hereof.

         "Purchase Price" or "purchase price" for any Bond shall equal 100% of the principal amount of such Bond plus accrued interest, if any, plus in the case of a Bond converted from a Multiannual Rate Period on a date when such Bond is also subject to optional redemption at a premium or a Bond bearing interest at a Multiannual Rate subject to mandatory tender pursuant to Section 4.2(c) hereof, on a date when such Bond is also subject to optional redemption at a premium, an amount equal to the premium that would be payable on such Bond if redeemed on such date.

         "Rate Period" means the period during which a particular rate of interest determined for the Bonds is to remain in effect pursuant to Article 3 hereof.

         "Rating Agency" means each of Fitch, Moody's and S&P, provided that such rating agencies are at any given time providing a rating for the Bonds.

         "Rating Service" means Fitch, Moody's and/or S&P according to which of such rating agencies then rates the Bonds; and provided that if none of such rating agencies then rates the Bonds, the term "Rating Service" shall refer to any national rating service (if any) which provides such rating.

         "Rebate Fund" means the fund by that name created and established in
Section 8.3 of this Indenture.

         "Record Date" means, as the case may be, the applicable Regular Record Date or Special Record Date.

         "Redemption Date" when used with respect to any Bonds to be redeemed means the date fixed for such redemption by or pursuant to this Indenture.

         "Refunded Bonds" means bonds of the following series that are being refunded through the issuance of the Bonds:

         Brazos River Authority Pollution Control Revenue Refunding Bonds (TXU Electric Company Project) Taxable Series 2001H, which are outstanding in the principal amount of $30,820,000, all of which are being refunded.

         "Regular Record Date" means the close of business on either (i) the day (whether or not a Business Day) immediately preceding an Interest Payment Date in the case of Bonds accruing interest at Commercial Paper, Daily or Weekly Rates or (ii) the fifteenth day (whether or not a Business Day) of the calendar month immediately preceding the Interest Payment Date in the case of Bonds accruing interest at Multiannual Rates.

         "Regulations" means the Treasury Regulations, rulings and notices of the United States Treasury or court decisions promulgated or published with respect to the Code.

         "Reimbursement Agreement" means any Reimbursement Agreement or a similar agreement between the Company or its Affiliate and a Bank relating to a Letter of Credit and any agreement pursuant to which any Alternate Credit Facility is issued, as such agreement may be amended, supplemented or replaced from time to time.

         "Remarketing Account" means the special account of that name within the Bond Purchase Fund established pursuant to Section 4.4 hereof.

         "Remarketing Agent" means a remarketing agent and its successors appointed in accordance with the provisions of Section 13.1 hereof. "Principal Office of the Remarketing Agent" means the office designated in writing by the Remarketing Agent to the Trustee, the Paying Agent and the Company.

         "Remarketing Agreement" means any Remarketing Agreement entered into from time to time in accordance with Section 13.1 hereof between the Company and the Remarketing Agent, as the same may be amended from time to time.

         "Responsible Officer," when used with respect to the Trustee, means any Vice President, Assistant Vice President, Trust Officer or other officer of the Trustee assigned by the Trustee to the Municipal Trust Administration division of the Trustee (or any successor division or department of the Trustee).

         "Revenues" means (i) all amounts payable to the Trustee with respect to the principal, redemption price of or interest on the Bonds (A) on deposit in the Bond Fund from the proceeds of the Bonds or obligations of the Issuer issued to refund the Bonds or from any other source, (B) by the Company as Installment Payments under the Agreement and, (C) from the proceeds of draws under the Letter of Credit; (ii) all receipts of the Trustee credited under the provisions of this Indenture against amounts described in clause (i); and (iii) investment income with respect to any moneys held by the Trustee in the Bond Fund.

         "S&P" means Standard & Poor's Credit Market Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto maintaining a rating on the Bonds.

         "Securities Depository" means any "clearing agency" registered under
Section 17A of the Securities Exchange Act of 1934, as amended.

         "Special Record Date" means such date as may be fixed for the payment of defaulted interest in accordance with Section 2.7 hereof.

         "State" means the State of Texas.

         "Subsidiary" means any corporation, partnership, association or other business entity of which 50% or more of the Voting Stock or other equity interests, as appropriate, is at the time directly or indirectly owned by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

         "Tax Letter of Representation" means the letter of representation regarding the use of the proceeds of the Bonds and other facts that are within the Company's knowledge, furnished by the Company to the Issuer in connection with the issuance of the Bonds.

         "Trustee" means The Bank of New York, New York, New York, and any successor trustee or co-trustee serving as such hereunder. "Principal Office of the Trustee" means the business address designated from time to time in writing to the Issuer, the Company and the Remarketing Agent as the location of its principal office for its duties hereunder, and which initially shall be the address of the Trustee as specified in Section 17.6 hereof.

         "Trust Estate" shall have the meaning assigned to such term in the "Granting Clause" hereof.

         "Unassigned Rights" means the rights of the Issuer under Section 5.04 of the Agreement and the right to receive notices thereunder.

         "Underwriter" means, collectively, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC and Credit Lyonnais Securities (USA) Inc., as the underwriters of the Bonds.

         "Voting Stock" means, with respect to any corporation, any class of shares of stock of such corporation having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency).

         "Weekly Rate" means the interest rate to be determined for the Bonds on a weekly basis pursuant to Section 3.2 hereof.

         "Weekly Rate Conversion Date" means each day on which the Bonds accrue interest at a Weekly Rate pursuant to Section 3.3 hereof which is immediately preceded by a day on which the Bonds did not accrue interest at a Weekly Rate.

         "Weekly Rate Period" means the period during which the Bonds accrue interest at a particular Weekly Rate.

     (b) Number and Gender. Wherever appropriate (1) the singular and plural forms of words and (2) words of different gender shall, within those respective classifications, be deemed interchangeable.

     (c) Use of Examples. When a condition, class, category, circumstance or other concept is described in general terms herein and a list of possible examples of components of what has been described generally is associated with that description, and regardless of whether the words "include" or "including" or the like are also used, the listing shall be deemed illustrative only and shall not be construed as excluding other possible examples or components or as otherwise limiting the generality of the description in any way.

     (d) Use of Terms in Context of Options Permitted Hereunder. Whenever in this Indenture reference is made to the Bonds and to any instrument, action or party, such term shall be understood only to relate to such of the Bonds to which such instrument, action or party pertains. For example, a reference to a Letter of Credit, Bank and Reimbursement Agreement when only a portion of the Bonds are secured by such arrangements while other Bonds are not, shall be understood to pertain only to the Bonds that are secured thereby, and, whenever there are Bonds in different Rate Periods, a reference to a notice, a Conversion Date, or other procedure shall be understood only to apply to such of the Bonds as are affected by such event.

     (e) References to Time. All references to events required to occur by a specific time shall mean New York, New York time.

     (f) References in Indenture. All references in this Indenture to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and subdivisions of this Indenture, unless otherwise provided herein.

                                    ARTICLE 2
                                    THE BONDS

     SECTION 2.1. Amount, Terms, and Issuance of Bonds. The Bonds shall, except as provided in Section 2.9 hereof, be limited to the aggregate principal amount of $30,820,000. The Bonds shall contain substantially the terms recited in the form of bond attached hereto as Exhibit A, with such changes and variations as may be necessary to conform to the provisions thereof and as may be necessary to conform to a certificate of the Issuer Representative delivered in accordance with the Bond Resolution. The Bonds shall be issued for the purpose of refunding the Refunded Bonds, as provided herein and in the Agreement. The Bonds may have such additional legends thereon as shall be customary in the industry or deemed necessary by the Remarketing Agent in order to provide for an orderly transition of Bonds bearing interest at a Commercial Paper Rate to Bonds bearing interest at a Daily Rate or Weekly Rate as permitted by Section 3.2(b). No bonds other than the Bonds may be issued under this Indenture. No Bonds may be issued under this Indenture except in accordance with this Article.

     Pursuant to recommendations promulgated by the Committee on Uniform Security Identification Procedures, "CUSIP" numbers may be printed on the Bonds. The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

         The Issuer may issue the Bonds upon the execution of this Indenture, and the Trustee shall, at the Issuer's direction, authenticate the Bonds and deliver them as specified in such direction.

SECTION 2.2.      Designation, Denominations, Maturity and Form.


         a) The Bonds shall be issued in one series, with such series to be designated as follows: "Brazos River Authority Pollution Control Revenue Refunding Bonds (TXU Energy Company LLC Project) Series 2003D", which series shall initially bear interest at a Multiannual Rate.

         Unless otherwise directed by the Issuer, the Bonds shall be numbered from R-1 upward, unless otherwise determined by the Trustee. Temporary Bonds issued pursuant to Section 2.10 hereof shall be numbered from TRY-1 upward, unless otherwise determined by the Trustee. All Bonds shall be dated as of the Dated Date.

         The Bonds shall initially bear interest at an Initial Multiannual Rate of 5.40% per annum, for an Initial Multiannual Rate Period commencing on the Original Issuance Date and ending on October 1, 2014.

         All Bonds accruing interest at Daily, Weekly or Commercial Paper Rates shall be issued in denominations of $100,000 and integral multiples of $5,000 in excess thereof. All Bonds accruing interest at a Multiannual Rate shall be in denominations of $5,000 or integral multiples thereof.

         (b) Notwithstanding the provisions of Section 2.2(a) hereof that pertain to the series designation for the Bonds, whenever any Bonds are subject to mandatory tender in accordance with Section 4.2 hereof or purchase in lieu of redemption as provided in Section 9.5 hereof or are purchased by the Company or an Affiliate of the Company, the Remarketing Agent (or in the absence thereof, the Company) may designate one or more subseries with respect to such Bonds to facilitate the remarketing of such Bonds if (i) in the sole discretion of the Remarketing Agent (or in the absence thereof, the Company), such designation is necessary for purposes of differentiating some Bonds from other Bonds in connection with (A) the remarketing the Bonds in tranches within a Rate Period or in different Rate Periods or (B) to provide for some but not all of the Bonds to be secured by a Letter of Credit or an Alternate Credit Facility, or for portions of the Bonds to be secured by different Letters of Credit or Alternate Credit Facilities and (ii) a Favorable Opinion is provided to the Trustee and the Issuer in connection with such designation, which opinion shall be provided on or before the effective date of any subseries designation or the elimination of such designation.

         (c) A subseries designation made in accordance with Section 2.2(b) hereof may include date-based, alphabetic, numeric or other identifiers of the subseries, provided that the words "Series 2003D" shall in all instances be included in the name of the Bonds. In connection with such subseries designations, the Remarketing Agent (or the Company, if Bonds are being purchased by the Company or an Affiliate of the Company), may obtain and associate identifying CUSIP numbers for such all or part of the subseries designations. New subseries designations may be applied to all or part of the

Bonds in connection with subsequent remarketings or purchases in lieu of redemption, and any subseries designations may be discontinued or conformed with other subseries designations in connection with a remarketing, a purchase in lieu of redemption or a purchase by the Company or an Affiliate of the Company of all of any part of the Bonds if the circumstances that required such designations cease to be applicable to such Bonds, subject to the requirement of Section 2.2(b)(ii) hereof; provided, however, that in all circumstances in which new subseries designations are made or subseries designations are discontinued, reasonable efforts shall be taken to apprise bondholders of the changes in designation, which efforts may include information provided in remarketing documentation, the use of new CUSIP identifiers or other actions deemed appropriate by the Remarketing Agent, or in the event that the Company or a an Affiliate of the Company is purchasing Bonds, the Company. In the event that a subseries designation is made or discontinued with respect to all or part of the Bonds, the Remarketing Agent (or in the absence thereof, the Company) shall promptly certify in writing to the Trustee, the Paying Agent, the Bond Registrar, any Co-Paying Agent and the Issuer with respect to the designation or designations of subseries with a description of each, including the attribute of such Bonds that requires the change in subseries designation.

     (d) If the certification relating to the subseries designation provided by the Remarketing Agent or the Company in accordance with Section 2.2(c) hereof includes the association of a Letter of Credit, Alternate Credit Facility, a Rate Period designation or other attribute with the subseries designation that requires the subseries to be treated as a separate and distinct series (which treatment shall be described in the certification relating to the subseries designation provided by the Remarketing Agent or the Company in accordance with
Section 2.2(c) hereof), then the provisions of this Indenture that relate to such attribute shall thereafter be applied to such subseries to the extent that such subseries shall be treated as a separate and distinct series. The treatment of such subseries as a separate series shall continue until such time, if ever, that the subseries designation is again changed or discontinued. The effect of such treatment, shall be as contemplated by Section 1.1(d) hereof, including, without limitation, the treatment of the subseries as a separate series with respect to provisions of this Indenture that pertain to the exercise of remedies, the rights of parties to consent to or waive certain actions, the defeasance of Bonds, and the maintenance of separate funds and accounts by the Trustee, provided that the Trustee is instructed in writing by the Company to establish such funds and accounts at the time that the subseries designation is made.

         SECTION 2.3. Registered Bonds Required; Bond Registrar and Bond Register. All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

         The Issuer shall designate, at the direction of the Company, one or more Persons to act as "Bond Registrar" for the Bonds provided that the Bond Registrar appointed for the Bonds shall be either the Trustee, the Paying Agent or a Person which would meet the requirements for qualification as a successor trustee imposed by Section 12.13. The Issuer hereby appoints the Trustee as Bond Registrar. Any Person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee and the Company, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be filed with the Trustee and the Company. The Paying Agent and Bond Registrar, in performing their respective duties hereunder, shall be entitled to the same protective, exculpatory and limitations on liability provisions, including indemnifications of the Company, in the performance of their respective duties as are specified in Article 12 of this Indenture with respect to the Trustee hereunder in the performance of its duties as such to the same extent and as fully for all intents and purposes as though the Paying Agent and Bond Registrar had been expressly named therein in place of such Trustee and as though the applicable provisions of Article 12 of this Indenture had been set forth herein at length.

         The Bond Registrar shall act as registrar and transfer agent for the Bonds. The Issuer shall cause to be kept at an office of the Bond Registrar a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as it, the Trustee or the Bond Registrar may prescribe, the Issuer shall provide for the registration of the Bonds and for the registration of transfers of the Bonds. The Issuer shall cause the Bond Registrar to designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept, and, if such location is not in the State, a specific office location in the State at which a current copy of the Bond Register is kept.

         The Bond Registrar shall at any time within two Business Days after the receipt of a request of the Trustee, the Paying Agent, the Company, the Bank or the Remarketing Agent, certify and furnish to the Trustee, the Paying Agent, the Remarketing Agent, the Company, the Bank and any Paying Agent as the Trustee shall specify, the names, addresses, and holdings of Bondholders and any other relevant information reflected in the Bond Register, and the Trustee, the Remarketing Agent, the Bank and any such Paying Agent shall for all purposes be fully entitled to rely upon the information so furnished to them and shall have no liability or responsibility in connection with the preparation or use thereof.

         SECTION 2.4. Transfer and Exchange. Upon surrender for registration of transfer of any Bond at the designated office of the Bond Registrar, the Issuer shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination for the aggregate principal amount which the Registered Owner is entitled to receive.

         At the option of the owner, Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount and accruing interest at the same Interest Rate, upon surrender of the Bonds to be exchanged at the designated office of the Bond Registrar. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

         All Bonds presented for registration of transfer or exchange shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Bond Registrar, duly executed by the owner or by his attorney duly authorized in writing, and such documentation as the Bond Registrar shall reasonably require.

         No service charge shall be made to a Bondholder for any exchange or registration of transfer of Bonds, but the Issuer or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

         All Bonds delivered upon any registration of transfer or exchange shall be valid obligations of the Issuer, evidencing the same debt, and entitled to all of the security and benefits hereunder to the same extent, as the Bonds surrendered upon such transfer or exchange.

         Except as provided above or in Article 4 hereof, the Trustee shall not be required to effect any transfer or exchange during the 15 days immediately preceding the date of mailing of any notice of redemption or at any time following the mailing of any such notice in the case of Bonds selected for such redemption.

         SECTION 2.5. Execution. All the Bonds shall, from time to time, be executed on behalf of the Issuer by the manual or facsimile signature of the Chairman or any Vice Chairman of the Issuer and attested by the manual or facsimile signature of the Secretary or Assistant Secretary of the Issuer. The Issuer's seal (which may be in facsimile) shall be thereunto affixed (or printed or engraved or otherwise reproduced thereon if in facsimile).

         If any of the officers whose manual or facsimile signatures shall be upon the Bonds shall cease to be such officers of the Issuer before such Bonds shall have been actually authenticated by the Trustee or delivered by the Issuer, such Bonds nevertheless may be authenticated, issued and delivered with the same force and effect as though the person or persons whose signature shall be upon such Bonds had not ceased to be such officer or officers of the Issuer; and also any such Bonds may be signed and sealed on behalf of the Issuer by those persons who, at the actual date of the execution of such Bond, shall be the proper officers of the Issuer, although at the nominal date of such Bonds any such person shall not have been such officer of the Issuer.

         SECTION 2.6. Authentication; Authenticating Agent. No Bond shall be entitled to any benefit under this Indenture or be valid for any purpose until either (i) the Certificate of Authentication substantially in the form set forth in Exhibit A attached hereto has been duly executed in accordance herewith by the Trustee by manual signature or (ii) in the case of Bonds initially delivered to the Underwriter, a Comptroller's Registration Certificate, substantially in the form set forth in Exhibit A attached hereto, attached to or endorsed on such Bond has been duly executed by manual signature. Such executed Certificate of Authentication or Comptroller's Registration Certificate, as the case may be, shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the owner thereof is entitled to the benefit of the trust hereby created.

         If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with the registration of transfers and exchanges under Section 2.4 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee."

         Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under Section 2.3, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

         Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee, the Issuer, the Bank and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Issuer, the Bank and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may, with the consent of the Company (which shall not be unreasonably withheld) appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and the Bank, and shall mail notice of such appointment to all owners of Bonds as the names and addresses of such owners appear on the Bond Register.

      SECTION 2.7. Payment of Principal and Interest; Interest Rights Preserved.

      (a) Subject to the provisions relating to the Book-Entry-Only System set forth in Section 2.13 hereof, the principal or redemption price of any Bond shall be payable upon presentation and surrender of such Bond to the Principal Office of the Paying Agent or the Principal Office of the Co-Paying Agent. The principal or redemption price of the Bonds shall be payable in immediately available funds. Such payments shall be made to the Registered Owner of the Bond so delivered, as shown in the Bond Register maintained by the Bond Registrar.

      (b) Subject to the further provisions of Article 3 hereof, each Bond shall accrue interest and be payable as to interest as follows:

         (i) Each Bond shall accrue interest (at the applicable rate determined pursuant to Article 3 hereof) initially from the Original Issuance
      Date, and thereafter (A) from the date of authentication, if authenticated on an Interest Payment Date to which interest has been paid or duly provided for, or (B) from the last preceding Interest
      Payment Date to which interest has been paid in full or duly provided for (or the Original Issuance Date if no interest thereon has been paid or duly provided for) in all other cases.

         (ii) Subject to the provisions of paragraph (c) below, the interest due on any Bond on any Interest Payment Date shall be paid to the Registered Owner of such Bond as shown on the registration books kept by the Bond Registrar as of the Regular Record Date. The amount of interest so payable on any Interest Payment Date shall be computed (A) on the basis of a 365- or 366-day year for the number of days actually elapsed during Daily Rate Periods, (B) on the basis of a 365- or 366-day year for the number of days actually elapsed based on the calendar year in which the Commercial Paper Rate Period or the Weekly Rate Period commences, during Commercial Paper Rate Periods or Weekly Rate Periods, and (C) on the basis of a 360-day year of twelve 30-day months during Multiannual Rate Periods.

         (iii) All payments of interest on the Bonds shall be paid to the Registered Owners entitled thereto in immediately available funds by wire transfer to a bank within the continental United States or deposited to a designated account if such account is maintained with the Paying Agent as directed by the Registered Owner in writing or as otherwise directed in writing by the Registered Owner prior to the time of payment with respect to Bonds accruing interest at a Commercial Paper Rate or five Business Days prior to the Interest Payment Date with respect to Bonds accruing interest at Daily, Weekly or Multiannual Rates.

         (iv) Interest accrued during any Commercial Paper Rate Period or due at the maturity or redemption of the Bonds shall be paid only upon presentation and surrender of Bonds.

          (v) Interest on any Bond that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

      (c) Any interest on any Bond that is payable, but is not punctually paid or provided for, on any Interest Payment Date and within any applicable grace period (herein called "Defaulted Interest") shall forthwith cease to be payable to the owner of such Bond on the relevant Regular Record Date by virtue of having been such owner, and such Defaulted Interest shall be paid to the Person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be no more than 15 nor fewer than 10 days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder at his address as it appears in the Bond Register, not fewer than 10 days prior to such Special Record Date.

         Subject to the foregoing provisions of this Section, each Bond delivered under this Indenture upon registration of transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

         SECTION 2.8. Persons Deemed Owners. The Issuer, the Trustee, any Paying Agent, the Bond Registrar and any Authenticating Agent may deem and treat the person in whose name any Bond is registered in the Bond Register as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Bank, the Trustee, any Paying Agent, the Bond Registrar or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of and (subject to Section 2.7) interest on, such Bond, and for all other purposes, and neither the Issuer, the Bank, the Trustee, any Paying Agent, the Bond Registrar, the Remarketing Agent nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such Registered Owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

         SECTION 2.9.      Mutilated, Destroyed, Lost or Stolen Bonds.


         (a) If any Bond shall become mutilated, lost, stolen or destroyed, the affected Bondholder shall be entitled to the issuance of a substitute Bond only as follows:

             (i) in the case of a lost, stolen or destroyed Bond, the Bondholder shall (A) provide notice of the loss, theft or destruction to the Trustee within a reasonable time after the Bondholder becomes aware of the loss, theft or destruction, (B) request the issuance of a substitute Bond and (C) provide evidence, satisfactory to the Trustee, of the ownership and the loss, theft or destruction of the affected Bond;

             (ii) in the case of a mutilated Bond, the Bondholder shall surrender the Bond to the Trustee for cancellation;

            (iii) in all cases, the Bondholder shall provide in writing indemnity against any and all claims arising out of or otherwise related to the issuance of substitute Bonds pursuant to this Section
         2.9 satisfactory to the Issuer, the Trustee and the Company; and

            (iv) in all cases, upon payment by the affected Bondholder of the fees and expenses of the Trustee and the Issuer in connection with the issuance of any such substitute Bond.

Upon compliance with the foregoing, a substitute Bond of like tenor and denomination, executed by the Issuer, shall be authenticated by the Trustee or Authenticating Agent and delivered to the Bondholder.

         Notwithstanding the foregoing, the Trustee or Authenticating Agent shall not be required to authenticate and deliver any substitute Bond for a Bond which has been called for redemption or which has matured or is about to mature or which shall have been purchased pursuant to Section 4.3 hereof and, in any such case, the principal, redemption price or Purchase Price and interest then due or becoming due shall be paid by the Trustee or a Paying Agent in accordance with the terms of the mutilated, lost, stolen or destroyed Bond without substitution therefor.

         (b) Every substituted Bond issued pursuant to this Section shall constitute an additional contractual obligation of the Issuer and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

         (c) All Bonds shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or investment or other securities without their surrender.

     SECTION 2.10. Temporary Bonds. Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue, and, upon its request, the Trustee or Authenticating Agent shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above in any Authorized Denomination. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

     SECTION 2.11. Cancellation of Surrendered Bonds. All Bonds surrendered for payment, redemption, transfer or exchange shall, if surrendered to any Person other than the Bond Registrar, be delivered to the Bond Registrar and, if not theretofore canceled, shall be promptly canceled by the Bond Registrar. The Issuer or the Company may at any time deliver to the Bond Registrar for cancellation any Bonds previously authenticated and delivered hereunder which the Issuer or the Company, as the case may be, may have acquired in any manner whatsoever or which the Issuer shall not have issued and sold, and all Bonds so delivered shall be promptly canceled by the Bond Registrar. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Bond Registrar shall be disposed of in accordance with the customary practices of the Bond Registrar at the time in effect, and the Bond Registrar shall not be required to destroy any such Bond certificates. The Bond Registrar shall promptly deliver a certificate of disposition to the Trustee and the Issuer unless, by a written request of the Issuer delivered to the Bond Registrar and Trustee, the Issuer shall direct that canceled Bonds be returned to it. The Bond Registrar shall promptly deliver evidence of any cancellation of a Bond in accordance with this Section 2.11 to the Trustee and the Issuer.

     SECTION 2.12. Limited Obligation. The Bonds are not and never shall become general obligations of the Issuer, but are limited obligations payable by the Issuer solely and only from the payments received under or with respect to the documents executed by the Company, including, without limitation, the Installment Payments made in accordance with the Agreement and proceeds of draws under any Letter of Credit (except to the extent paid out of moneys attributable to the proceeds derived from the sale of the Bonds or income from the temporary investment of such funds or other funds held hereunder), which amounts, together with any other security provided herein, are hereby specifically assigned and pledged to such purposes, in the manner and to the extent provided herein. The Bonds shall be deemed not to constitute a debt of the State, the Issuer, or of any other political corporation, subdivision or agency of the State or a pledge of the faith and credit of any of them. No recourse shall be had for any claim based on the Agreement, the Indenture, or the Bonds against any member, officer or employee, past, present or future, of the Issuer, or of any successor body thereto, either directly or through the Issuer, or any such successor body, under any constitutional provision, statute or rule of law or by the enforcement of any assessment or penalty or otherwise. Neither the State, the Issuer nor any political corporation, subdivision or agency of the State shall be obligated to pay the Bonds and neither the faith and credit nor the taxing power of the State, the Issuer, or any other political corporation, subdivision or agency is pledged to the payment of the principal of, redemption premium, if any, or interest on, or Purchase Price of, the Bonds. The Bonds are special revenue obligations of the Issuer payable solely from the sources described herein and therein and the holder thereof shall never have the right to demand payment from moneys derived by taxation or any revenues of the Issuer except the funds pledged to the payment thereof.

     SECTION 2.13. Book-Entry-Only System.


     (a) DTC will act as the initial Securities Depository for the Bonds. The Bonds shall be initially issued in the form of a single fully-registered Bond registered in the name of Cede & Co. (DTC's nominee). So long as Cede & Co. is the Registered Owner of the Bonds, as nominee of DTC, references herein to Registered Owners, Bondholders or holders of the Bonds shall mean Cede & Co. and shall not mean the beneficial owners of the Bonds.

     (b) While DTC is the Securities Depository, the ownership interest of each of the beneficial owners of the Bonds will be recorded through the records of a DTC Participant. Transfers of beneficial ownership interests in the Bonds which are registered in the name of Cede & Co. will be accompanied by book entries made by DTC and, in turn, by the DTC Participants who act on behalf of the beneficial owners of the Bonds.

     (c) With respect to Bonds registered in the name of the Securities Depository, the Issuer, the Bond Registrar, the Paying Agent, the Company, any Co-Paying Agent and the Trustee shall have no responsibility or obligation to any Person on behalf of whom such Securities Depository holds an interest in the Bonds. Without limiting the immediately preceding sentence, the Issuer, the Bond Registrar, the Paying Agent, the Bank, any Co-Paying Agent and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository with respect to any ownership interest in the Bonds, (ii) the delivery to any Person, other than a Bondholder, as shown on the Bond Register, of any notice with respect to the Bonds, including any notice of redemption, or (iii) the payment to any Person, other than a Registered Owner, as shown in the Bond Register of any amount with respect to principal of, premium, if any, Purchase Price or interest on, the Bonds.

     (d) No DTC Participant nor any other Persons on whose behalf DTC Participants may act (including any holder or owner of any beneficial interest in the Bonds) shall have any rights under this Indenture with respect to any Bonds that are registered in the name of Cede & Co., or under any such Bonds, and notwithstanding any other provisions of this Indenture to the contrary, the Issuer, the Bond Registrar, the Paying Agent, each Co-Paying Agent, if any, and the Trustee shall be entitled to treat and consider the Person in whose name each Bond is registered in the Bond Register as the absolute owner of such Bond for the purpose of payment of principal, premium, if any, Purchase Price, and interest with respect to such Bond, for the purpose of giving notices of redemption and other matters with respect to such Bond, for the purpose of registering transfers with respect to such Bond, and for all other purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Bond Registrar, the Paying Agent, each Co-Paying Agent, if any, and the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Securities Depository or impair, as between a Securities Depository and such DTC Participants or other Persons (including such holders or owners of beneficial interests), the operation of customary practice governing the exercise of the rights of the Securities Depository (or its nominee) as holder of any Bond. The Paying Agent shall pay all principal of, premium, if any, Purchase Price, and interest on the Bonds only to or upon the order of the respective owners, as shown in the Bond Register as provided in this Indenture, or their respective attorneys duly authorized in writing, and all such payments shall be valid and effective to fully satisfy and discharge the Issuer's obligations with respect to payment of principal of, premium, if any, Purchase Price, and interest on, the Bonds to the extent of the sum or sums so paid.

     (e) No Person other than a Registered Owner, as shown in the registration books, shall receive a Bond certificate evidencing the obligation of the Issuer to make payments of principal, premium, if any, and interest, pursuant to this Indenture.

     (f) So long as the Book-Entry-Only System is in effect, the Trustee, the Remarketing Agent, the Paying Agent and the Bond Registrar shall comply with the requirements of DTC or any other Securities Depository with respect to required notices and other provisions of the DTC Letter or other agreement executed with respect to the Bonds.

     (g) The Securities Depository may determine to discontinue providing its service with respect to the Bonds at any time by giving reasonable notice and all relevant information on the beneficial owners of the Bonds to the Issuer and the Trustee. If there is no successor Securities Depository appointed by the Issuer, the Trustee shall authenticate and deliver Bonds to the beneficial owners thereof. In the event that the Company determines for any reason to terminate the Securities Depository and that it is in the best interest of the beneficial owners of the Bonds that they be able to obtain certificated Bonds, the Issuer, at the direction of the Company, shall (i) appoint a successor securities depository, qualified to act as such under Section 17A of the Securities and Exchange Act of 1934, as amended, notify the Securities Depository of the appointment of such successor securities depository and transfer one or more separate Bonds to such successor securities depository or
(ii) notify the Securities Depository and owners, identified by the Securities Depository, of the availability through the Securities Depository of Bonds and transfer one or more separate Bonds to owners, identified by the Securities Depository, having Bonds credited to their accounts. In such event, the Bonds shall no longer be restricted to being registered in the Registration Books in the name of the Securities Depository, but may be registered in the name of the successor securities depository, or its nominee, or in whatever name or names Bondholders transferring or exchanging Bonds shall designate, in accordance with the provisions of this Indenture.

     At the direction and expense of the Company, the Trustee, in accordance with any agreement among the Issuer, the Trustee, and the Securities Depository, shall withdraw the Bonds from the Securities Depository, and authenticate and deliver Bonds fully registered to the assignees of the Securities Depository or its nominee. If the request for such withdrawal is not the result of any Issuer action or inaction, such withdrawal, authentication and delivery shall be at the cost and expense (including costs of printing, preparing and delivering such Bonds) of the Persons requesting such withdrawal, authentication and delivery.

     SECTION 2.14. Payments to Securities Depository; Payments to Beneficial
                   Owners.

     (a) Notwithstanding any other provision of this Indenture to the contrary, so long as any Bond is registered in the name of Cede & Co., as nominee of DTC, all payments with respect to principal of, premium, if any, Purchase Price, and interest on, such Bond and all notices with respect to such Bond shall be made and given, respectively, pursuant to DTC's rules and procedures, or in the case of a successor Securities Depository, pursuant to any agreement among the Issuer, the Trustee, the Bond Registrar, any Co-Paying Agent, and the Securities Depository.

     (b) With respect to Bonds registered in the name of a Securities Depository (or its nominee) none of the Trustee, the Paying Agent, the Bond Registrar, any Co-Paying Agent, the Issuer nor the Company shall have any obligation to any of its members or participants or to any Person on behalf of whom an interest is held in the Bonds.

                                     ARTICLE 3
                           INTEREST RATES ON THE BONDS

     SECTION 3.1. Initial Interest Rate. All Bonds shall initially accrue interest at the rate set forth in Section 2.2 in accordance with the provisions of this Indenture pertaining to the Multiannual Rate until such time, if ever, that the Rate Period for all or part of the Bonds is converted to a different Rate Period pursuant to Section 3.3. In the event that the Rate Period is converted from the Initial Multiannual Rate Period, the interest rate on the Bonds shall be the lesser of (i) the Maximum Rate or (ii) the rate determined as provided in Section 3.2.

     SECTION 3.2. Determination of Interest Rates.

     (a) Determination by Remarketing Agent.

         (i) The Interest Rate shall be determined by the Remarketing Agent as the rate of interest which, in the judgment of the Remarketing Agent, would cause the Bonds to have a market value as of the date of determination equal to the principal amount thereof, taking into account prevailing market conditions; provided that the interest rate borne by the Bonds shall not exceed the Maximum Rate. With respect to Commercial Paper Rates, the Remarketing Agent shall determine the Commercial Paper Rate and the Commercial Paper Rate Period for each Bond at such rate and for such period as it deems advisable in order to minimize the net interest cost on the Bonds that bear interest at Commercial Paper Rates, taking into account prevailing market conditions.

         (ii) In the event the Remarketing Agent fails for any reason to determine or notify the Trustee of the Interest Rate for any Rate Period the Interest Rate shall be determined as follows, provided that the Interest Rate so determined shall not exceed the Maximum Rate:

              (A) The Interest Rate then in effect for Bonds that accrue interest at Daily Rates will remain in effect from day to day until the Trustee is notified of a new Daily Rate determined by the Remarketing Agent. If no Daily Rate is determined upon a conversion to a Daily Rate, the Interest Rate shall be the Alternate Rate.

              (B) The Interest Rate then in effect for Bonds that accrue interest at Weekly Rates will remain in effect from week to week until the Trustee is notified of a new Weekly Rate determined by the Remarketing Agent. If no Weekly Rate is determined upon a conversion to a Weekly Rate, the Interest Rate shall be the Alternate Rate.

              (C) The Interest Rate for any Bond that accrues interest at a Commercial Paper Rate and for which a Commercial Paper Rate and Commercial Paper Rate Period is not determined shall be equal to 100% of the prime commercial paper rate (30 days) shown in the table captioned "short-term tax-exempt yields" in the edition of The Bond Buyer published on the day on which such rate is determined or, if such rate is not published on that day, the most recent publication in The Bond Buyer of such rate, and the Rate Period for such Bond shall extend through the day preceding the next Business Day, until the Trustee is notified of a new Commercial Paper Rate and Commercial Paper Rate Period determined for such Bond by the Remarketing Agent.

              (D) The Interest Rate then in effect for Bonds that accrue interest at the Multiannual Rate will be automatically converted to Commercial Paper Rates with Commercial Paper Rate Periods beginning on each Business Day and extending through the day preceding the next Business Day until the Trustee is notified of a new Commercial Paper Rate and Commercial Paper Rate Period determined for such Bond by the Remarketing Agent.

         (iii) All determinations of Interest Rates pursuant to this Section shall be conclusive and binding upon the Issuer, the Company, the Trustee, the Paying Agent, any Co-Paying Agent, the Bank and the Owners of the Bonds to which such rates are applicable.

         (iv) The Interest Rate in effect for Bonds during any Rate Period shall be available to Owners and the Bank on the date such Interest Rate is determined, between 12:30 p.m. and 5:00 p.m., New York City time, from the Remarketing Agent or the Trustee at their principal offices and shall also be communicated by the Remarketing Agent promptly to the Company by telephonic or Electronic notice.

         (v) Bonds may bear interest in accordance with different interest rate determination methods and during any period when Bonds are bearing interest in accordance with more than one interest rate determination method, interest for such Bonds shall be governed by the provisions of this Indenture applicable to Daily Rate Periods, Weekly Rate Periods, Commercial Paper Rate Periods and Multiannual Rate Periods, as the case may be.

     (b) Commercial Paper Rates. The Bonds shall bear interest at the Commercial Paper Rate for each Commercial Paper Rate Period as determined in accordance with this subsection (b) and interest shall be payable on the Interest Payment Date for each Commercial Paper Rate Period. Interest on the Bonds shall be computed on the basis of a 365- or 366-day year for the number of days actually elapsed based on the calendar year in which the Commercial Paper Rate Period commences. Notwithstanding the foregoing, no Commercial Paper Rate Period may be established which exceeds 270 days (provided that if a Letter of Credit is then in effect, such period shall not be longer than a period equal to the maximum number of days' interest coverage provided by such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days) or, if the Remarketing Agent has given or received notice of any conversion of all or part of the Bonds to a Multiannual

Rate Period, the remaining number of days prior to the Conversion Date for such Bonds or, if the Remarketing Agent has given or received notice of any conversion to a Daily Rate or Weekly Rate, the length of each Commercial Paper Rate Period for each Bond shall be determined by the Remarketing Agent to be either (i) that length of period that, as soon as possible, shall enable the Commercial Paper Rate Periods for all Bonds to be converted to end on the day before the Conversion Date, or (ii) that length of period which, based on the Remarketing Agent's judgment, will best promote an orderly transition to the next Rate Period, and if a Letter of Credit is then in effect, no Commercial Paper Rate Period may be established which extends beyond the remaining term of such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days.

       Commercial Paper Rates on and Commercial Paper Rate Periods for the Bonds shall be determined as follows:

         (A) The Commercial Paper Rate on a Bond for a specific Commercial Paper Rate Period shall be the rate established by the Remarketing Agent no later than 12:30 p.m., New York City time, on the first Business Day of that Commercial Paper Rate Period as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell such Bond on that day at a price equal to the principal amount thereof, and such Commercial Paper Rate shall be provided to the Trustee by the Remarketing Agent by telephonic or Electronic notice by 12:30 p.m., New York City time, on that same day. Unless the Bonds are in book-entry form, the Trustee will deliver certificates for such Bonds to the Remarketing Agent not later than 2:45 p.m., New York City time, on such Business Day against receipt of payment therefor.

         (B) Each Commercial Paper Rate Period applicable to a Bond shall be determined by the Remarketing Agent on or prior to the first Business Day of such Commercial Paper Rate Period (but no later than 12:30 p.m., New York City time, on the first Business Day of the Commercial Paper Rate Period) as that Period which will, in the judgment of the Remarketing Agent, produce the greatest likelihood of the lowest net interest cost during the term of the Bonds; provided that each Commercial Paper Rate Period shall be from one to 270 days in length (provided that if a Letter of Credit is then in effect, such period shall not be longer than a period equal to the maximum number of days' interest coverage provided by such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days), shall commence on a Business Day, shall end on a day preceding a Business Day or the day preceding the Maturity Date, and in any event shall end no later than the day preceding the Maturity Date. Each Bond may bear interest at a different Commercial Paper Rate and for a Commercial Paper Rate Period different from any other Bond. The Commercial Paper Rate Period shall be provided to the Trustee by the Remarketing Agent by telephonic or Electronic notice by 1:00 p.m., New York City time, on that same day.

     The Remarketing Agent may, in the reasonable exercise of its judgment, (1) determine Commercial Paper Rate Periods that result in Commercial Paper Rates on the Bonds that are higher than would be borne by Bonds with different Commercial Paper Rate Periods in order to increase the likelihood of achieving the lowest net interest cost during the term of the Bonds, and (2) in view of the uncertainties involved in anticipating Commercial Paper Rates, establish different Commercial Paper Rate Periods for Bonds on the same date in order to achieve an average of Commercial Paper Rate Periods that, in the reasonable exercise of its judgment, is most likely to achieve the lowest net interest cost during the term of the Bonds.

     The determination of the Commercial Paper Rate Periods by the Remarketing Agent will be based upon the relative market yields of Bonds bearing interest at a Commercial Paper Rate and other securities that bear interest at a variable rate or at fixed rates that, in the reasonable exercise of the judgment of the Remarketing Agent, are otherwise comparable to the Bonds, or any fact or circumstance relating to the Bonds or affecting the market for the Bonds or affecting such other comparable securities in a manner that, in the reasonable exercise of the judgment of the Remarketing Agent, will affect the market for the Bonds. The Remarketing Agent, in its discretion, may consider such information and resources as it deems appropriate in making the determinations described in this paragraph, including consultations with the Company, but the Remarketing Agent's determination of the Commercial Paper Rate Period for each Bond will be based solely upon the reasonable exercise of the Remarketing Agent's judgment.

     (C) Notwithstanding subsection (B) above

          (1) if the Remarketing Agent fails for any reason to determine or notify the Trustee of the length of a Commercial Paper Rate Period for any Bond or fails for any reason to determine or notify the Trustee of a Commercial Paper Rate, the Commercial Paper Rate and Commercial Paper Rate Period shall be established as provided in Section 3.2(a)(ii) hereof; and

         (2) no Commercial Paper Rate Period shall be established for a period longer than 270 days (provided that if a Letter of Credit is then in effect, such period shall not be longer than a period equal to the maximum number of days' interest coverage provided by such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days).

         The determination of each Commercial Paper Rate and Commercial Paper Rate Period in accordance with the terms of this Indenture shall be conclusive and binding upon the owners of the Bonds, the Issuer, the Company, the Trustee, each Paying Agent and the Remarketing Agent.

         (c) Daily Rates. A Daily Rate shall be established for each Daily Rate Period as follows:

             (i) Daily Rate Periods shall commence on a Daily Rate Conversion Date which shall be a Business Day and thereafter, prior to the next Conversion Date, on each Business Day thereafter until the Rate Period for all or part of the Bonds that bear interest at the Daily Rate is converted to another Rate Period and shall extend to, but not include, the next succeeding Business Day.

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
             (ii) The Daily Rate for each Daily Rate Period shall be effective from and including the commencement date thereof and shall remain in effect to, but not including, the next succeeding Business Day. Each such Daily Rate shall be determined by the Remarketing Agent not later than 10:30 a.m., New York City time, on the first Business Day of the Daily Rate Period to which it relates and provided to the Trustee by the Remarketing Agent by Electronic notice by 12:00 noon, New York City time, on that same day; provided that no notice need be given if the Daily Rate then in effect is to be the Daily Rate for the next
         Daily Rate Period.

         (d) Weekly Rates. A Weekly Rate shall be determined for each Weekly Rate Period as follows:

             (i) Weekly Rate Periods shall commence on a Wednesday and end on Tuesday of the following week or the Maturity Date of the Bonds and each Weekly Rate Period shall be followed by another Weekly Rate Period until the Rate Period of all or part of the Bonds that bear interest at the Weekly Rate is converted to another Rate Period; provided that
         (A) in the case of a conversion to a Weekly Rate Period from a different Rate Period, the Weekly Rate Period shall commence on the Weekly Rate Conversion Date and shall end on Tuesday of the following week; (B) in the case of a conversion from a Weekly Rate Period to a different Rate Period, the last Weekly Rate Period prior to conversion shall end on the last day immediately preceding the Conversion Date to the new Rate Period; and (C) for the first week or portion thereof that the Bonds bear interest at the Weekly
         Rate, the Weekly Rate will be effective from the first day the Bonds bear interest at the Weekly Rate through the immediately succeeding Tuesday.

             (ii) The Weekly Rate for each Weekly Rate Period shall be effective from and including the commencement date of such period and shall remain in effect through and including the last day thereof. Each such Weekly Rate shall be determined by the Remarketing Agent no later than 10:00 a.m., New York City time, on the commencement date of the Weekly Rate Period to which it relates and provided to the Trustee by the Remarketing Agent by written, telephonic or Electronic notice by 12:00 noon, New York City time, on such date.

         (e) Multiannual Rates. A Multiannual Rate shall be determined for each Multiannual Rate Period as follows:

             (i) Multiannual Rate Periods shall (A) commence on a Multiannual Rate Conversion Date, (B) have a duration of not less than 365 days selected by the Company, and (C) end on the day preceding either the commencement date of the following Multiannual Rate Period or the Conversion Date on which a different Rate Period shall become effective or the Maturity Date of the Bonds; provided that if a Letter of Credit is then in effect, such Letter of Credit must extend for a period which shall not end on a date that is earlier than the first date on which the Bonds can be called for optional redemption during the proposed Multiannual Rate Period plus 5 days. Each Multiannual Rate Period shall be followed by another Multiannual Rate Period of the same duration until the Rate Period of all or part of the Bonds that bear interest at the Multiannual Rate is converted to another Rate Period or a Multiannual Rate Period of a different duration or until maturity.

             (ii) The Multiannual Rate for each Multiannual Rate Period shall be effective from and including the commencement date of such period and remain in effect through and including the last day thereof. Each such Multiannual Rate shall be determined by the Remarketing Agent not later than 12:00 noon, New York City time, on the Business Day immediately preceding the commencement date of such period and provided to the Trustee and the Bank by the Remarketing Agent by written, telephonic or Electronic notice by the close of business on such Business Day.

     SECTION 3.3. Conversions Between Rate Periods. The Company may elect to convert all or part of the outstanding Bonds from one Rate Period to another as follows:

     (a) Conversion Dates.

          (i) If the conversion is from Commercial Paper Rate Periods, the Conversion Date, if the Bonds are being converted to a Multiannual Rate, must be an Interest Payment Date with respect to all of the Bonds being converted that accrue interest at Commercial Paper Rates, and if the conversion is from a Commercial Paper Rate Period to a Daily Rate or Weekly Rate, there may be more than one Conversion Date in accordance with
     Section 3.2(b); however, the Conversion Date with respect to each Bond being converted must be an Interest Payment Date for such Bond.

          (ii) If the conversion is from a Daily or Weekly Rate Period, the Conversion Date must be (A) an Interest Payment Date on which interest is payable for the Daily or Weekly Rate Period from which the conversion is made or (B) a date that, but for the conversion, would be an Interest Reset Date for the Daily or Weekly Rate Period from which the conversion is made.

          (iii) If the conversion is from a Multiannual Rate Period, the Conversion Date may be any date on which the Bonds are also subject to optional redemption pursuant to Section 9.1 hereof.

     (b) Notices by Company. The Company shall give notice of any proposed conversion to the Issuer, the Trustee, the Bank and the Remarketing Agent not fewer than five Business Days prior to the date the notice to Bondholders must be given pursuant to Section 3.3(c) of the proposed conversion from a Commercial Paper, Daily, Weekly or Multiannual Rate Period.

     (c) Notices by Trustee. Except with respect to Bonds converted to a new Rate Period in connection with a remarketing of Bonds purchased by the Company in lieu of redemption pursuant to Section 9.5 hereof, the Trustee shall give notice by first class mail, of the proposed conversion to the Registered Owners of Bonds accruing interest at Commercial Paper, Daily or Weekly Rates not less than 15 days before the proposed Conversion Date and to Registered Owners of Bonds accruing interest at a Multiannual Rate not less than 30 days before the proposed Conversion Date, with a copy to the Bank. Such notice shall state:

         (i) the proposed Conversion Date and proposed Interest Rate (i.e. whether the Bonds will bear interest at a Daily Rate, Weekly Rate, Commercial Paper Rate or Multiannual Rate) to be effective on such date;

          (ii) that the Bonds will be subject to mandatory tender for purchase on the Conversion Date (except in the case of conversions between Daily and Weekly Rate Periods);

          (iii) the conditions, if any, to the conversion pursuant to subsection (d) below;

          (iv) if the Bonds are in certificated form, information with respect to required delivery of Bond certificates and payment of the Purchase Price; and

          (v)   the new Interest Payment Dates and Regular Record Dates.

     (d) Conditions to Conversion. No conversion of Rate Periods will become effective unless:

          (i) if the conversion is from Commercial Paper Rate Periods, the Trustee has received, prior to the date on which notice of conversion is required to be given to Registered Owners, written confirmation from the Remarketing Agent that it has not established and will not establish any Commercial Paper Rate Periods extending beyond the day before the Conversion Date (or Conversion Dates if the Remarketing Agent will be establishing Commercial Paper Rate Periods pursuant to Section 3.2(b));

          (ii) the Trustee has been provided, no later than one day before the Conversion Date, with the written consent of the Bank to such conversion, which consent will not be unreasonably withheld, and, if the conversion is from Commercial Paper, Daily or Weekly Rate Periods to a Multiannual Rate Period, or from a Multiannual Rate Period to a Commercial Paper, Daily or Weekly Rate Period, a Favorable Opinion with respect to the conversion; and

          (iii) if a Letter of Credit will be held by the Trustee after the Conversion Date, such Letter of Credit (A) will cover the principal of and interest (computed on the basis of a 360-day year, in the case of conversion to a Commercial Paper, Daily or Weekly Rate Period, and on the basis of a 360-day year consisting of twelve 30-day months, in the case of conversion to a Multiannual Rate Period) which will accrue on the Outstanding Bonds for 35 days in the case of conversion to a Daily or Weekly Rate Period, 275 days (or such fewer number of days as may be determined by the Company) in the case of conversion to a Commercial Paper Rate Period, and 185 days in the case of conversion to a Multiannual Rate Period, plus, in each case, an amount equal to interest for the number of days, if any, allowed for reinstatement of interest under the Letter of Credit, and (B) in the case of conversion to a Multiannual Rate Period, extends for a period which shall not end on a date that is earlier than the first date on which the Bonds can be called for optional redemption plus 5 days.

                                   ARTICLE 4
                          TENDER AND PURCHASE OF BONDS

     SECTION 4.1. Optional Tenders for Purchase.

     (a) Purchase Dates. The Owners of Bonds accruing interest at Daily or Weekly Rates may elect to have their Bonds (or portions thereof in amounts equal to the lowest denomination then authorized pursuant to Section 2.2 hereof or whole multiples of such lowest denomination) purchased at the Purchase Price on the following Purchase Dates:

          (i) Bonds accruing interest at Daily Rates may be tendered for purchase at a Purchase Price equal to 100% of the principal amount thereof plus accrued interest payable in immediately available funds on any Business Day prior to conversion from a Daily Rate Period to a different Rate Period, upon written, Electronic or telephonic notice (and if such notice is given by telephone it shall be immediately confirmed in writing) of tender given to the Paying Agent, directly or through the DTC Participant, not later than 11:00 a.m., New York City time, on the Purchase Date.

          (ii) Bonds accruing interest at Weekly Rates may be tendered for purchase at a Purchase Price equal to 100% of the principal amount thereof plus accrued interest payable in immediately available funds on any Business Day prior to conversion from a Weekly Rate Period to a different Rate Period upon written or Electronic notice of tender to the Paying Agent, directly or through the DTC Participant, not later than 5:00 p.m., New York City time, on a Business Day not fewer than seven days prior to the Purchase Date.

     (b) Notice of Tender. Each notice of tender:

         (i) shall, in the case of a written notice, be delivered to the Paying Agent at its Principal Office and be in form satisfactory to the Paying Agent;

         (ii) shall state, whether delivered in writing, Electronically or by telephone, (A) the principal amount of the Bond to which the notice relates, (B) that the Owner irrevocably demands purchase of such Bond or a specified portion thereof in an amount equal to the lowest denomination then authorized pursuant to Section 2.2 hereof or a whole multiple of such lowest denomination, (C) the date on which such Bond or portion is to be purchased, and (D) payment instructions with respect to the Purchase Price; and

         (iii) shall automatically constitute, whether delivered in writing, Electronically or by telephone (and if such notice is given by telephone it shall be promptly confirmed in writing) (A) an irrevocable offer to sell the Bond (or portion thereof) to which the notice relates on the Purchase Date at a Purchase Price equal to the principal amount of such Bond (or portion thereof) plus, with respect to Bonds accruing interest at a Daily Rate or a Weekly Rate, any interest thereon accrued and unpaid as of the Purchase Date, (B) an irrevocable authorization and instruction to the Paying Agent to effect transfer of such Bond (or portion thereof) upon payment of the Purchase Price to the Paying Agent on the Purchase Date,
     (C) an irrevocable authorization and instruction to the Paying Agent to effect the exchange of the Bond to be purchased in whole or in part for other Bonds in an equal aggregate principal amount so as to facilitate the sale of such Bond (or portion thereof to be purchased), and (D) an acknowledgment that such Owner will have no further rights with respect to such Bond (or portion thereof) upon payment of the Purchase Price thereof to the Paying Agent on the Purchase Date, except for the right of such Owner to receive such Purchase Price upon delivery of such Bond to the Paying Agent, and that after the Purchase Date such Owner will hold any undelivered Bond certificate as agent for the Paying Agent. The determination of the Paying Agent as to whether a notice of tender has been properly delivered pursuant to the foregoing shall be conclusive and binding upon the Owner.

     (c) Bonds to be Remarketed. Not later than 11:00 a.m., New York City time, on the Business Day immediately following the date of receipt of any notice of tender (or immediately upon such receipt, in the case of Bonds accruing interest at Daily Rates), the Paying Agent shall notify, by telephone, promptly confirmed in writing, the Company, the Trustee, the Bank and the Remarketing Agent of the principal amount of Bonds (or portions thereof) to be purchased and the Purchase Date.

     SECTION 4.2. Mandatory Tenders for Purchase.

     (a) Commercial Paper Rate Bonds. Each Bond accruing interest at a Commercial Paper Rate shall be subject to mandatory tender for purchase on each Interest Payment Date applicable to such Bond, at a Purchase Price equal to 100% of the principal amount thereof, plus interest accrued during such Commercial Paper Rate Period. The Registered Owner of any Bond accruing interest at a Commercial Paper Rate shall provide the Paying Agent with written payment instructions for the Purchase Price of its Bond on or before tender thereof to the Paying Agent.

     (b) Conversions between Rate Periods. Bonds to be converted from one Rate Period to a different Rate Period (except conversions from the Daily Rate to the Weekly Rate or from the Weekly Rate to the Daily Rate), are subject to mandatory tender for purchase on the Conversion Date at a Purchase Price equal to 100% of the principal amount thereof plus accrued interest; provided that the Purchase Price for Bonds converted from a Multiannual Rate Period on a date when such Bonds are also subject to optional redemption at a premium shall include an amount equal to the premium that would be payable if such Bonds were redeemed on such date.

     (c) Prior to Expiration or Replacement of Letter of Credit. Subject to the provisions of Sections 7.1 and 7.2 hereof, the Bonds are subject to mandatory tender for purchase (i) on the Interest Payment Date which is at least two (2) Business Days preceding the Expiration Date of the current Letter of Credit unless at least 25 days (or such shorter period, not less than 15 days, as shall be acceptable to the Trustee) prior to such Interest Payment Date the Trustee has received written notice from the Bank that the Letter of Credit has been extended, and (ii) on any Interest Payment Date on which the current Letter of Credit is replaced with an Alternate Credit Facility pursuant to Section 7.2, in each case at a Purchase Price equal to 100% of the principal amount thereof plus accrued interest.

     (d) Notice Requirements Generally. The Paying Agent shall give notice of such mandatory tender for purchase other than pursuant to Section 4.2(a) (for which no notice of mandatory tender shall be required) to the Registered Owners of Bonds by first class mail, not less than 10 days before the mandatory tender date. If the Bonds are in certificated form, such notice shall include information with respect to required delivery of Bond certificates and payment of the Purchase Price.

     SECTION 4.3. Remarketing and Purchase.

     (a) Remarketing of Tendered Bonds. Unless otherwise instructed by the Company, the Remarketing Agent shall offer for sale and use its best efforts to find purchasers for all Bonds or portions thereof for which notice of tender has been received pursuant to Section 4.1(c) or which are subject to mandatory tender; provided, however, that (i) the Remarketing Agent shall not remarket any Bonds pursuant to this Section to the Issuer, the Company or an Affiliate thereof, as to whom Bonds shall not be remarketed as long as a Letter of Credit is in effect, and (ii) the Remarketing Agent shall not remarket any Bonds pursuant to this Section if the Remarketing Agent has actual knowledge that an Event of Default shall have occurred and be continuing hereunder with respect to the Bonds or if the Bank has given notice to the Trustee that an event of default under the Reimbursement Agreement has occurred and is continuing (in which event the Trustee shall promptly notify the Remarketing Agent of the occurrence of such default). The Remarketing Agent shall not remarket any Bonds pursuant to this Section at a discount. The Remarketing Agent shall not sell any Bond as to which a notice of conversion from one type of Rate Period to another has been (i) given by the Trustee pursuant to Section 3.3(c) and (ii) given by the Borrower pursuant to Section 3.3(b) and received by the Remarketing Agent unless the Remarketing Agent has advised the Person to whom the sale is made of the conversion. The terms of any sale by the Remarketing Agent shall provide for the payment of the Purchase Price for tendered Bonds by the Remarketing Agent to the Paying Agent (i) in immediately available funds at or before 3:00 p.m., New York City time, on the Purchase Date, in the case of Bonds accruing interest at Commercial Paper Rates, (ii) in immediately available funds at or before 4:00 p.m., New York City time, on the Purchase Date, in the case of Bonds accruing interest at Daily Rates or Weekly Rates, and (iii) in immediately available funds at or before 12:00 noon, New York City time, on the Purchase Date, in the case of Bonds accruing interest at Multiannual Rates.

     (b) Purchase of Tendered Bonds.

         (i) Notice. At or before 3:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date of tendered Bonds bearing interest at Multiannual Rates (or 12:00 noon, New York City time, on the Purchase Date in the case of Bonds accruing interest at Daily, Weekly or Commercial Paper Rates), the Remarketing Agent shall give notice by telephone or Electronically to the Trustee and the Paying Agent of the principal amount of tendered Bonds which were remarketed. Not later than 4:00 p.m., New York City time, for Bonds bearing interest at Multiannual Rates (or 12:15 p.m., New York City time, in the case of Bonds accruing interest at Daily, Weekly or Commercial Paper Rates),
     New York City time, on the date of receipt of such notice the Trustee shall give notice by telephone or Electronically to the Paying Agent, the Bank and the Company, specifying the principal amount of tendered Bonds as to which the Remarketing Agent has not found a purchaser at that time. At or before 3:00 p.m., New York City time, on the Business Day prior to the

     Purchase Date to the extent known to the Remarketing Agent, but in any event, no later than 12:30 p.m., New York City time, on the Purchase Date (or two Business Days prior to the Purchase Date in the event tendered Bonds accrue interest at Multiannual Rates), the Remarketing
     Agent shall give notice to the Paying Agent by telephone (promptly confirmed in writing or Electronically) of the names, addresses and taxpayer identification numbers of the purchasers, the amount of immediately available funds that have been received as remarketing proceeds, the denominations of Bonds to be delivered to each purchaser and, if available, payment instructions for regularly scheduled interest payments, or of any changes in any such information previously communicated.

         (ii) Sources of Payments; Drawings on the Letter of Credit. The Remarketing Agent shall cause to be paid to the Paying Agent on the Purchase Date of tendered Bonds, all amounts representing proceeds of the remarketing of such Bonds to Persons other than the Issuer, the Company or an Affiliate thereof, as to whom Bonds shall not be remarketed as long as a Letter of Credit is in effect, as set forth in the notice from the Remarketing Agent under Section 4.3(b)(i), such payments to be made in the manner and at the time specified in Section 4.3(a) above. If such amounts set forth in the notice from the Remarketing Agent to the Paying Agent under Section 4.3(b)(i) above will not be sufficient to pay the Purchase Price on the Purchase Date and a Letter of Credit is then in place for the tendered Bonds, the Paying Agent shall give notice to the Trustee to draw under the Letter of Credit and the Trustee shall prior to 1:00 p.m., New York City time, on the Purchase Date draw under the Letter of Credit, if any, then held by the Trustee in accordance with its terms in a manner so as to furnish to the Paying Agent, and it shall promptly furnish to the Paying Agent, immediately available funds by 3:00 p.m., New York City time, on such Purchase Date, in an amount sufficient, together with the remarketing proceeds available for such purchase, to enable the Paying Agent to pay the Purchase Price of Bonds to be purchased on such Purchase Date. Promptly upon presenting the requisite documents for a drawing on the Letter of Credit, the Trustee shall give notice to the Company by telephone, promptly confirmed in writing, of the amount so drawn. The Trustee shall promptly notify the Company by oral or telephonic communication confirmed in writing if the Bank fails to transfer funds in accordance with the Letter of Credit upon the presentment of the requisite certificate or if the Letter of Credit has been repudiated. If no Letter of Credit is then held by the Trustee for the tendered Bonds, if the Bank has failed to honor a drawing on the Letter of Credit or if the Letter of Credit has been repudiated, the Company shall deliver or cause to be delivered such amounts and at such times so that there will be delivered to the Paying Agent immediately available funds in an amount equal to such deficiency prior to 3:30 p.m., New York City time, on the Purchase Date of tendered Bonds (the obligation of the Company to deliver such moneys not being conditioned on receipt by the Company of the foregoing notice from the Trustee). All moneys received by the Paying Agent as remarketing proceeds or from drawings by the Trustee on the Letter of Credit and additional amounts, if any, received from the Company, as the case may be, shall be deposited by the Paying Agent in the appropriate account of the Bond Purchase Fund to be used solely for the payment of the Purchase Price of tendered Bonds and shall not be commingled with other funds held by the Paying Agent and shall not be invested.

     (iii) Payments by the Paying Agent. At or before 4:30 p.m., New York City time, on the Purchase Date for tendered Bonds and upon receipt by the Paying Agent of 100% of the aggregate Purchase Price of the tendered Bonds, the Paying Agent shall pay the Purchase Price of such Bonds to the Registered Owners thereof. Such payments shall be made in immediately available funds (or by wire transfer). The Paying Agent shall make payment of the Purchase Price by applying in order of priority (A) first, moneys paid to it by the Remarketing Agent as proceeds of the remarketing of such Bonds by the Remarketing Agent, (B) second, proceeds of a drawing on the Letter of Credit, and (C) third, other moneys made available by the Company.

     (iv) Registration and Delivery of Tendered or Purchased Bonds. On the date of purchase, the Paying Agent shall register and deliver (or hold) or cancel all Bonds purchased on any Purchase Date as follows: (A) Bonds purchased or remarketed by the Remarketing Agent shall be registered and made available to the Remarketing Agent by 2:15 p.m., New York City time, in accordance with the instructions of the Remarketing Agent, (B) Bonds purchased with proceeds of a drawing on the Letter of Credit shall be held as Bank Bonds in accordance with subparagraph (v) below, and (C) Bonds purchased with amounts provided by the Company shall be registered in the name of the Company and shall be delivered to the Trustee to be held in trust by the Trustee on behalf of the Company and shall not be released from such trust unless the Trustee shall have received written instructions from the Company. Notwithstanding anything herein to the contrary, so long as the Bonds are held under the Book-Entry-Only System in accordance with Section 2.13 hereof, Bonds will not be delivered as set forth above; rather, transfers of beneficial ownership of the Bonds to the Person indicated above will be effected on the registration books of the Securities Depository pursuant to its rules and procedures.

     (v) Bank Bonds. Bonds purchased with proceeds of a drawing on the Letter of Credit pursuant to this Section shall constitute "Bank Bonds." Such Bank Bonds shall be registered in the name of the Bank and held by the Trustee in trust for the account of the Bank or its nominee and shall not be transferred or exchanged by the Trustee unless and until the Trustee has received written confirmation from the Bank to the extent contemplated by the terms of the Letter of Credit that the Letter of Credit has been reinstated with respect to such drawing. Pending reinstatement of the Letter of Credit, the Bank shall be entitled to receive all payments of principal of and interest on Bank Bonds and such Bonds shall not be transferable or deliverable to any party (including the Company) except the Bank or its nominee. No Letter of Credit funds shall be used to make the principal and interest payments on the Bank Bonds. Unless otherwise notified by the Bank in writing, the Remarketing Agent shall continue to use its best efforts to arrange for the sale of any Bank Bonds, subject to full reinstatement of the Letter of Credit with respect to the drawings with which such Bonds were purchased, at a price equal to the principal amount thereof plus accrued interest; provided that any Bank Bond that is remarketed such that it is no longer a Bank Bond shall not be entitled to receive interest at a rate that exceeds the maximum interest rate covered by the Letter of Credit. The Remarketing Agent shall immediately notify the Bank when Bank Bonds have been remarketed in accordance with the Indenture and the Remarketing Agreement.

         Notwithstanding anything to the contrary in this subsection, if and for so long as the Bonds are to be registered in accordance with Section 2.13 hereof, the registration requirements under this subsection (v) shall be deemed satisfied if Bank Bonds are (1) registered in the name of the Securities Depository or its nominee in accordance with Section 2.13 hereof for the benefit of the Bank or its nominee, (2) credited on the books of the Securities Depository to the account of the Bank (or its nominee) and
     (3) further credited on the books of the Trustee to the account of the Bank (or its nominee).

         (vi) Resale of Bonds Purchased by the Company. In the event that any Bonds are registered to the Company pursuant to subparagraph (iv) above, to the extent requested by the Company, the Remarketing Agent shall remarket the Bonds at a price equal to the principal amount thereof plus accrued interest.

         (vii) Delivery of Tendered Bonds; Effect of Failure to Surrender Bonds. All Bonds to be purchased on any date shall be required to be delivered to the Principal Office of the Paying Agent at or before (A) 1:00 p.m., New York City time, on the Purchase Date in the case of Bonds accruing interest at Commercial Paper Rate or Daily Rates; (B) 12:00 noon, New York City time, on the Purchase Date in the case of Bonds accruing interest at Weekly Rates; or (C) 3:00 p.m., New York City time, on the Purchase Date in the case of Bonds accruing interest at Multiannual Rates. If the Owner of any Bond (or portion thereof) in certificated form that is subject to optional or mandatory purchase pursuant to this Article fails to deliver such Bond to the Trustee for purchase on the Purchase Date, and if the Paying Agent is in receipt of the Purchase Price therefor, such Bond (or portion thereof) shall nevertheless be deemed purchased on the Purchase Date thereof and ownership of such Bond (or portion thereof) shall be transferred to the purchaser thereof as provided in subsection (ii) above. Any Owner who fails to deliver such Bond for purchase shall have no further rights thereunder except the right to receive the Purchase Price thereof upon presentation and surrender of said Bond to the Paying Agent. The Paying Agent shall, as to any tendered Bonds which have not been delivered to it, (1)promptly notify the Remarketing Agent of such nondelivery and (2) place or cause to be placed a stop transfer against an appropriate amount of Bonds registered in the name of such Registered Owner(s) on the Bond Register. The Paying Agent shall place or cause to be placed such stop(s) commencing with the lowest serial number Bond registered in the name of such Registered Owner(s) until stop transfers have been placed against an appropriate amount of Bonds until the appropriate tendered Bonds are delivered to the Paying Agent. Upon such delivery, the Paying Agent shall make or cause the Bond Registrar to make any necessary adjustments to the Bond Register. Notwithstanding anything herein to the contrary, so long as the Bonds are held under the Book-Entry-Only System in accordance with Section 2.13 hereof, Bonds will not be delivered as set forth above; rather, transfers of beneficial ownership of the Bonds to the Person indicated above will be effected on the registration books of the Securities Depository pursuant to its rules and procedures.

     SECTION 4.4. Bond Purchase Fund. There is hereby created with the Paying Agent a segregated trust fund to be designated the "Bond Purchase Fund." The Bond Purchase Fund shall consist of the sub-accounts to be designated respectively the "Remarketing Account," the "Letter of Credit Purchase Account" and the "Company Purchase Account."

         The Paying Agent shall deposit or cause to be deposited into the Remarketing Account, when and as received, all moneys delivered to the Paying Agent as and for the Purchase Price of remarketed Bonds by or on behalf of the Remarketing Agent. The Paying Agent shall disburse moneys from the Remarketing Account to pay the Purchase Price of Bonds properly tendered for purchase upon surrender of such Bonds or to reimburse the Bank for drawings under the Letter of Credit for such purpose.

         The Trustee shall deposit or cause to be deposited into the Letter of Credit Purchase Account, when and as received, all proceeds from a drawing on the Letter of Credit pursuant to Section 4.3(b)(ii). The Paying Agent shall disburse moneys from the Letter of Credit Purchase Account to pay the Purchase Price of Bonds properly tendered for purchase upon surrender of such Bonds; provided that the Trustee shall not draw on the Letter of Credit to pay the Purchase Price of Bank Bonds or Company Bonds.

         The Trustee or Paying Agent, as the case may be, shall deposit or cause to be deposited into the Company Purchase Account, when and as received, all moneys delivered to the Trustee or the Paying Agent, as the case may be, by or for the account of the Company pursuant to Section 4.3(b)(ii) hereof and Section
5.03 of the Agreement. The Paying Agent shall disburse moneys from the Company Purchase Account to pay the Purchase Price of Bonds properly tendered for purchase by or on behalf of the Company upon surrender of such Bonds.

         The funds held by the Paying Agent in the Bond Purchase Fund shall not be considered Revenues as that term is defined herein and shall not constitute part of the Trust Estate which is subject to the lien of this Indenture. The moneys in the Bond Purchase Fund shall be used solely to pay the Purchase Price of Bonds as aforesaid (or to reimburse the Bank for drawings under the Letter of Credit for such purpose) and may not be used for any other purposes. It shall be the duty of the Paying Agent to hold the moneys in the Bond Purchase Fund, without liability for interest thereon, for the benefit of the Registered Owners of Bonds which have been properly tendered for purchase or deemed tendered on the Purchase Date, and if sufficient funds to pay the Purchase Price for such tendered Bonds shall be held by the Paying Agent in the Bond Purchase Fund for the benefit of the Registered Owners thereof, each such Registered Owner shall thereafter be restricted exclusively to the Bond Purchase Fund for any claim of whatever nature on such Registered Owner's part under this Indenture or on, or with respect to, such tendered Bond. Funds held in the Bond Purchase Fund for the benefit of Registered Owners of untendered Bonds shall be held in trust and not invested. The provisions of Section 17.2 hereof shall govern any funds held in the Bond Purchase Fund for such Registered Owners of the Bonds which remain unclaimed for a period of two years after the applicable Purchase Date.

                                    ARTICLE 5
                                  THE REFUNDING

         SECTION 5.1. The Refunding

         (a) General The Issuer hereby officially finds that, at the request of the Company, the proceeds of the Bonds shall be applied for the purpose of refunding the Refunded Bonds.

         (b) Refunding the Refunded Bonds The Trustee is hereby directed to transfer funds received from the Company, if any, and the Underwriter of the Bonds on the date of delivery at the places and in the amounts as are specified in a certificate of the Issuer Representative, all in accordance with
Section 4.01 of the Agreement.

                                    ARTICLE 6
                        REVENUES AND APPLICATION THEREOF

     SECTION 6.1. Revenues to be Paid Over to the Trustee. In accordance with the terms of the Agreement, the Issuer has directed that all amounts to be received from the Company that constitute Revenues are to be paid directly to the Trustee.

     SECTION 6.2. Bond Fund.

     (a) There is hereby established with the Trustee a Bond Fund, within which there is hereby established a Company Debt Service Account and a Letter of Credit Debt Service Account.

     (b) The Trustee shall maintain the Bond Fund as follows:

         (i) The Company shall make Installment Payments and Purchase Price payments in immediately available funds to the Trustee for deposit into the Company Debt Service Account of the Bond Fund on the date on which such payment of principal(including principal called for redemption) of, premium, if any, Purchase Price or interest on Bonds shall become due in an amount equal to the payment then coming due on such Bonds less the amounts, if any, (i) then held in the Company Debt Service Account of the Bond Fund and available to pay the same and (ii) amounts then held in the Letter of Credit Debt Service Account. The Trustee shall deposit into the Company Debt Service Account all Installment Payments and Purchase Price payments, any accrued interest received from the sale of the Bonds, and all other amounts received by the Trustee from the Company or for the account of the Company pursuant to the Agreement and all payments under and pursuant to the provisions of this Indenture or any of the provisions of the Agreement, when accompanied by directions from the Person depositing such moneys that such moneys are to be paid into the Company Debt Service Account of the Bond Fund.

         (ii) The Trustee shall deposit into the Letter of Credit Debt Service Account all moneys received by the Trustee from drawings under the Letter of Credit to pay principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest on the Bonds.

         (iii) Moneys in the Letter of Credit Debt Service Account shall be applied to the payment when due of principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest on the Bonds (other than Company
     Bonds or, except as such funds are expressly contemplated to be applied to the payment of the principal of Bank Bonds and accrued interest thereon under Section 4.3(b)(v), Bank Bonds) prior to the payment of any moneys under subsection 6.2(b)(iv).

         (iv) Moneys in the Company Debt Service Account shall be applied to the following in the order of priority indicated:

               (A) if the Bank has honored in full a draw under the Letter of Credit and to the extent the Bank has not been reimbursed in accordance with the provisions of the Reimbursement Agreement, the reimbursement of the Bank when due for moneys drawn under the Letter of Credit and deposited in the Letter of Credit Debt Service Account for payment of principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest on the Bonds;

               (B) when insufficient moneys have been received under the Letter of Credit for application pursuant to subsection 6.2(b)(iii) or when no Letter of Credit is being held by the Trustee for the Bonds, the payment when due of principal of the Bonds, any premium on the Bonds and interest on the Bonds, other than Company Bonds or Bank Bonds;

               (C) the payment when due of principal of, premium, if any, on and interest on Bank Bonds; and

               (D) the payment when due of principal of, premium, if any, on and interest on Company Bonds, provided that if the Trustee shall have received written notice from the Bank that any amounts are due and owing to the Bank under the Reimbursement Agreement, such payments shall be made to the Bank for the account of the Company.

         (v) Whenever a Letter of Credit is held by the Trustee for the Bonds, prior to 4:00 p.m., New York City time, on the Business Day immediately preceding each Interest Payment Date, each Redemption Date and the Maturity Date of the Bonds, the Trustee shall present the requisite certificate for a drawing on the Letter of Credit so as to comply with the provisions of the Letter of Credit for payment to be made in sufficient time for the Trustee to receive the proceeds of such drawing at or before 1:00 p.m., New York City time, on such Interest Payment Date, Redemption Date or Maturity Date, as the case may be, to pay principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest on the Bonds due on such date. In addition, the Trustee shall draw on the Letter of Credit pursuant to its terms in accordance with and in order to satisfy the requirements of Section 11.2. Promptly upon presenting the requisite documents for a drawing on the Letter of Credit, the Trustee shall give notice to the Company by telephone, promptly confirmed in writing, of the amount so drawn, and upon receipt of the amount drawn, the Trustee shall promptly furnish such amount to the Paying Agent. The Trustee shall promptly notify the Company by oral or telephonic communication confirmed in writing if the Bank fails to transfer funds in accordance with the Letter of Credit upon the presentment of the requisite certificate or if the Letter of Credit has been repudiated. In calculating the amount to be drawn on the Letter of Credit for the payment of principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest on the Bonds, whether on an Interest Payment Date, at maturity or upon redemption or acceleration, the Trustee shall not take into account the potential receipt of funds from the Company under the Agreement on such Interest Payment Date, or the existence of any other moneys in the Bond Fund, but shall draw on the Letter of Credit for the full amount of principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest coming due on the Bonds (other than Bank Bonds or Company Bonds).

     SECTION 6.3. Revenues to Be Held for All Bondholders; Certain Exceptions. Until applied as provided in this Indenture to the payment of Bonds or transferred to the Company pursuant to Section 17.2, Revenues shall be held by the Trustee in trust in the Bond Fund for the benefit of the owners of all Outstanding Bonds, except that any portion of the Revenues representing principal or redemption price or Purchase Price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with Article 9 of this Indenture, shall be held for the benefit of the owners or the former owners of such Bonds only.

     SECTION 6.4. Amounts Remaining in Bond Fund. Any amounts remaining in the Bond Fund after payment in full of (i) the Bonds (or the provision for payment thereof having been made in accordance with the provisions hereof), (ii) all Administration Expenses, and (iii) all other amounts required to be paid under the Agreement and this Indenture, subject to any applicable provisions of Texas law, including Title 6 of the Texas Property Code, shall be paid to the Bank, to the extent of any amount certified in writing by the Bank as due from the Company under the Reimbursement Agreement, and the balance, if any, then to the Company.

                                      ARTICLE 7
                   LETTER OF CREDIT; ALTERNATE CREDIT FACILITY

     SECTION 7.1. Extension in Anticipation of Expiration. The Company may, but shall not be required to, provide a Letter of Credit or Alternate Credit Facility when the Bonds bear interest at a Daily Rate, Weekly Rate, Commercial Paper Rate or Multiannual Rate. At least 25 days (or such shorter period as shall be acceptable to the Trustee, but in no event shorter than 15 days) prior to the Interest Payment Date immediately preceding the Expiration Date of the existing Letter of Credit (or, if such Expiration Date is an Interest Payment Date, on that Interest Payment Date), the Company may provide for the delivery to the Trustee of an amendment to the Letter of Credit which extends the Expiration Date to a date that is not earlier than 364 days (or less as shall be acceptable to the Trustee) from its then current Expiration Date. If the Letter of Credit is so extended, the mandatory tender for purchase pursuant to clause
(c) of Section 4.2 shall not occur. If the Letter of Credit is not so extended 25 days (or such shorter period as shall be acceptable to the Trustee, but in no event shorter than 15 days) preceding the Interest Payment Date immediately preceding the Expiration Date of the existing Letter of Credit (or, if such Expiration Date is an Interest Payment Date, on that Interest Payment Date), the Trustee shall direct the Paying Agent to take all action necessary to call the Bonds for mandatory tender for purchase pursuant to clause (c) of Section 4.2 on the Interest Payment Date immediately preceding the Expiration Date of the existing Letter of Credit (or, if such Expiration Date is an Interest Payment Date, on that Interest Payment Date); provided that if the Company shall have notified the Trustee in writing 25 days (or such shorter period as shall be acceptable to the Trustee, but in no event shorter than 15 days) preceding the Interest Payment Date immediately preceding the Expiration Date of the existing Letter of Credit (or, if such Expiration Date is an Interest Payment Date, on that Interest Payment Date), that it expects to meet all the conditions for the delivery of an amendment extending the existing Letter of Credit, on or before the Interest Payment Date immediately preceding the Expiration Date of the existing Letter of Credit (or, if such Expiration Date is an Interest Payment Date, on that Interest Payment Date), then the notice of mandatory tender for purchase pursuant to the clause (c) of Section 4.2 shall state that it is subject to rescission, and the Paying Agent, at the direction of the Trustee, shall rescind such notice, if such conditions are so met by noon, New York City time, on the third Business Day prior to such Interest Payment Date (in which case such mandatory purchase shall not occur).

     SECTION 7.2. Replacement. The Company may provide for the delivery to the Trustee on any Interest Payment Date on which the Bonds are callable for optional redemption pursuant to Section 9.1(a), of (i) an Alternate Credit Facility, (ii) an opinion of counsel to the Bank satisfactory to the Trustee with respect to the validity, binding effect and enforceability of such Alternate Credit Facility and (iii) a Favorable Opinion; provided that the Bonds will be subject to mandatory tender for purchase pursuant to Section 4.2(c) on the date of any such replacement. If the requirements set forth in this Section are met, then the Trustee shall accept such Alternate Credit Facility on the Interest Payment Date on which the replacement is to occur and, after any draws on the Letter of Credit then in effect required to be made on or before the date of such replacement have been honored (including draws made pursuant to Section 4.2(c)), shall promptly surrender for cancellation the previously held Letter of Credit to the issuer thereof in accordance with the terms of such Letter of Credit. The Alternate Credit Facility and the opinions described above must be delivered to the Trustee at least 25 days (or such shorter period as shall be acceptable to the Trustee, but in no event shorter than 15 days) prior to the proposed replacement date; provided that if such items have not been delivered to the Trustee, but the Company shall have notified the Trustee in writing 25 days (or such shorter period as shall be acceptable to the Trustee, but in no event shorter than 15 days) prior to the proposed replacement date, that on or prior to the third day preceding the replacement date it expects to meet all of such conditions for the delivery of an Alternate Credit Facility from a bank or a provider identified in such notice on or before the proposed replacement date, then the notice of mandatory tender for purchase shall state that it is subject to rescission, and the Trustee shall rescind such notice if such conditions are not so met by noon, New York City time, on the third day prior to such replacement date (in which case the current Letter of Credit shall remain in effect).

     SECTION 7.3. Notice to Holders. The Trustee shall give notice to the Registered Owners, in the name of the Issuer, of the proposed replacement of the current Letter of Credit with an Alternate Credit Facility and of the related mandatory tender for purchase in accordance with Section 4.2(d) hereof.

     SECTION 7.4. Reduction. In each case that Bonds are redeemed or deemed to have been paid pursuant to Article 16, the Trustee shall take such action as may be permitted under the Letter of Credit to reduce the amount available thereunder to an amount equal to the principal amount of the outstanding Bonds, plus interest for 35 days if the Bonds bear interest at a Daily or Weekly Rate, 275 days (or such fewer number of days as may be applicable under Section 3.2(b)) if the Bonds bear interest at a Commercial Paper Rate, or 185 days if the Bonds bear interest at a Multiannual Rate, plus, in each case, an amount equal to interest for the number of days, if any, allowed for reinstatement of interest under the Letter of Credit, and, in the case of a Multiannual Rate, premium, if applicable; provided that such action by the Trustee shall not be required if the Letter of Credit so reduces automatically pursuant to its terms. Upon reduction of the amount available under the Letter of Credit pursuant to the terms of the Letter of Credit and this Section as a result of redemption of Bonds, the Bank shall have the right, at its option, to require the Trustee to promptly surrender the outstanding Letter of Credit to the Bank and to accept in substitution therefor a substitute Letter of Credit in the same form, dated the date of such substitution, for an amount equal to the amount available under the Letter of Credit as so reduced, but otherwise having terms identical to the then outstanding Letter of Credit.

                                  ARTICLE 8
                         INVESTMENT OR DEPOSIT OF MONEYS

     SECTION 8.1. Deposits.

     (a) All moneys received by the Trustee under this Indenture shall be deposited with the Trustee, until or unless invested or deposited as provided in
Section 8.2 or as otherwise provided herein. All deposits with the Trustee shall be secured as required by applicable law for such trust deposits. The Trustee may deposit such moneys with any other depository which is authorized to receive them and is subject to supervision by public banking authorities. The moneys on deposit in the Bond Purchase Fund or in the Letter of Credit Debt Service Account shall not be invested.

     (b) Obligations purchased as an investment of moneys in any fund or account shall be deemed at all times a part of such fund or account. Any profit and income realized from such investments shall be credited to such fund or account and any loss shall be charged to such fund or account.

     SECTION 8.2. Investment or Deposit of Bond Fund. At the written direction of the Authorized Company Representative, the Trustee shall invest moneys held in the Bond Fund, except moneys held in the Letter of Credit Debt Service Account, in noncallable Government Obligations (but excluding securities described in clause (iii) of the definition of Government Obligations) maturing not later than 30 days after such investment but in any case on or before the date or dates when the payments in respect of principal of or interest on the Bonds for which such moneys are held are to become due. Any such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund.

     The interest and income received upon such investments of the Bond Fund and any interest paid by the Trustee or any other depository and any profit or loss resulting from the sale of any investment shall be added or charged to the extent received or paid and available for payment of amounts due on the Bonds, to the payment of the next-succeeding payment due on account of the Bonds and to the extent so applied, shall constitute payment in respect of the Agreement (notice of which payment shall be given by the Trustee to the Company), and any realized loss shall be made up by the Company (the direction of the Company to make investments as aforesaid to include an agreement so to do).

     SECTION 8.3. Covenants Regarding Rebate.

     (a) A special Rebate Fund is hereby established by the Issuer. The Rebate Fund shall be for the sole benefit of the United States of America and shall not be subject to the claim of any other Person, including without limitation the Bondholders. The Rebate Fund is established for the purpose of complying with section 148 of the Code. The money deposited in the Rebate Fund, together with all investments thereof and investment income therefrom, shall be held in trust and applied solely as provided in this section. The Rebate Fund is not a portion of the Trust Estate and is not subject to the lien of this Indenture. Notwithstanding the foregoing, the Trustee with respect to the Rebate Fund is afforded all the rights, protections and immunities otherwise accorded to it hereunder.

     (b) Within ten days after the close of each "Bond Year," the Trustee shall receive from the Company a computation in the form of a certificate of an Authorized Company Representative of the amount of "Excess Earnings," if any, for the period beginning on the date of delivery of the Bonds and ending at the close of such "Bond Year" and the Company shall pay to the Trustee for deposit into the Rebate Fund an amount equal to the difference, if any, between the amount then in the Rebate Fund and the Excess Earnings so computed. The term "Bond Year" means with respect to the Bonds each one-year period ending on the anniversary of the date of delivery of the Bonds or such other period as may be elected by the Issuer in accordance with the Code and written notice of which election has been given to the Trustee. If, at the close of any Bond Year, the amount in the Rebate Fund exceeds the amount that would be required to be paid to the United States of America under paragraph (d) below if the Bonds had been paid in full, such excess may be transferred from the Rebate Fund and paid to the Company.

     (c) In general, "Excess Earnings" for any period of time means the sum of

         (i)  the excess of --

              (A) the aggregate amount earned during such period of time on all "Nonpurpose Investments" (including gains on the disposition of such investments) in which "Gross Proceeds" of the issue are invested (other than amounts attributable to an excess described in this subparagraph
         (c)(i)), over

              (B) the amount that would have been earned during such period of time if the "Yield" on such Nonpurpose Investments (other than amounts attributable to an excess described in this subparagraph (c)(i)) had been equal to the yield on the issue, plus

         (ii) any income during such period of time attributable to the excess described in subparagraph (c)(i) above.

     The terms Nonpurpose Investments, Gross Proceeds, and Yield shall have the meanings given to such terms in section 148 of the Code.

     (d) The Trustee shall pay to the United States of America at least once every five years, to the extent that funds are available in the Rebate Fund or otherwise provided by the Company, an amount that ensures that at least 90 percent of the Excess Earnings from the date of delivery of the Bonds to the close of the period for which the payment is being made will have been paid. The Trustee shall pay to the United States of America not later than 60 days after the Bonds have been paid in full, to the extent that funds are available in the Rebate Fund or otherwise provided by the Company, 100 percent of the amount then required to be paid under section 148(f) of the Code as a result of Excess Earnings, unless the Bonds qualify for the exception to rebate set forth in
Section 148(f)(4)(B) of the Code.

     (e) The amounts to be computed, paid, deposited or disbursed under this section shall be determined by the Company acting on behalf of the Issuer within ten days after each Bond Year after the date of issuance of each issue or series of Bonds unless the Trustee shall have been provided a Favorable Opinion with respect to the noncompliance with such requirements. By such date, the Company shall also notify, in writing, the Trustee and the Issuer of the determinations the Company has made and the payment to be made pursuant to the provisions of this section. Upon written request of any registered owner of Bonds, the Company shall furnish to such registered owner of Bonds a certificate (supported by reasonable documentation, which may include calculation by Bond Counsel or by some other service organization) showing compliance with this section and other applicable provisions of section 148 of the Code.

     (f) The Trustee shall maintain a record of the periodic determinations by the Company of the Excess Earnings for a period beginning on the first anniversary date of the issuance of the Bonds and ending on the date of the final retirement of the Bonds. Such records shall state each such anniversary date and summarize the manner in which the Excess Earnings, if any, was determined.

     (g) If the Trustee shall declare the principal of the Bonds and the interest accrued thereon immediately due and payable as the result of an Event of Default specified in the Indenture, or if the Bonds are optionally or mandatorily prepaid or redeemed prior to maturity as a whole in accordance with their terms, any amount remaining in any of the funds, other than amounts in the Letter of Credit Debt Service Account or the Bond Purchase Fund, shall be transferred to the Rebate Fund to the extent that the amount therein is less than the Excess Earnings computed by the Company as of the date of such acceleration or redemption, and the balance of such amount shall be used immediately by the Trustee for the purpose of paying principal of, redemption premium, if any, and interest on the Bonds when due. In furtherance of such intention, the Issuer hereby authorizes and directs its Chairman to execute any documents, certificates or reports required by the Code and to make such elections, on behalf of the Issuer, which may be permitted by the Code as are consistent with the purpose for the issuance of the Bonds.

     SECTION 8.4. Tax-Exempt Status of the Bonds. To the extent reasonably within the control of the Issuer, the Issuer will not knowingly take any action, or omit to take any action, which action or omission will adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds, and in the event of such action or omission will promptly, upon receiving knowledge thereof, take all lawful actions, based on advice of counsel, as may rescind or otherwise negate such action or omission.

                                    ARTICLE 9
                               REDEMPTION OF BONDS

     SECTION 9.1. Bonds Subject to Redemption. The Bonds shall be subject to redemption prior to maturity as set forth below:

     (a) Optional Redemption. The Bonds shall be subject to redemption at the option of the Issuer, in whole or in part, and if in part in Authorized Denominations, at the direction of the Company, from funds available for such purpose in the Bond Fund, as follows:

         (i) If the Bonds accrue interest at Commercial Paper Rates, the Bonds shall be subject to optional redemption on any Interest Payment Date applicable to a particular Bond at an optional redemption price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

         (ii) If the Bonds accrue interest at Daily or Weekly Rates, the Bonds shall be subject to optional redemption on any Business Day at an optional redemption price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

         (iii) While the Bonds accrue interest at the Initial Multiannual Rate, the Bonds shall be subject to optional redemption on the day after the end of each Multiannual Rate Period at the redemption price of 100% of the principal amount thereof, together with accrued interest, if any, to the Redemption Date.

         (iv) If the Bonds accrue interest at a Multiannual Rate other than the Initial Multiannual Rate, the Bonds shall be subject to optional redemption (A) at any time on and after the dates and at the optional redemption prices set forth below, together with accrued interest, if any, to the Redemption Date and (B) on the day after the end of each Multiannual Rate Period at the redemption price of 100% of the principal amount thereof, together with accrued interest, if any, to the Redemption Date:

        Length of Multiannual Rate                   Commencement of
                  Period                             Redemption Period                      Redemption Price
        ----------------------------------   ---------------------------------    -------------------------------
         Greater than or equal to 17         Tenth  anniversary of the            101%, declining by 1% on each
         years                               commencement date of the             succeeding anniversary of the
                                             Multiannual Rate Period              first day of the redemption
                                                                                  period until reaching 100% and
                                                                                  thereafter at 100%

        Less than 17 years and greater       Fifth anniversary of the             101%, declining by 1% on each
        than or equal to 8 years             commencement date of the             succeeding anniversary of the
                                             Multiannual Rate Period              first day of the redemption
                                                                                  period until reaching 100% and
                                                                                  thereafter at 100%


        Length of Multiannual Rate                   Commencement of
                  Period                             Redemption Period                      Redemption Price
        ----------------------------------   ---------------------------------    -------------------------------
        Less than 8 years but greater        Third anniversary of the             100%
        than 5 years                         commencement date of the
                                             Multiannual Rate Period

        Less than or equal to 5 years        Bonds not subject to optional
                                             redemption until commencement
                                             of next Multiannual Rate Period

     In connection with a conversion of the Bonds to the Multiannual Rate or in connection with the establishment of a new Multiannual Rate Period, the Remarketing Agent, upon the request of the Company (which request shall not unreasonably be refused) and in order to achieve the lowest interest rate which, in the judgment of the Remarketing Agent, on the basis of current financial market conditions as to interest rates and redemption periods, would permit the sale of the Bonds so converted at par plus accrued interest, may deliver to the Issuer and the Trustee an alternative redemption schedule to that shown above, provided that the Company delivers to the Issuer, the Remarketing Agent, the Bank (if a Letter of Credit is in effect) and the Trustee a Favorable Opinion with respect to the alternative schedule of redemption. Prior to such conversion, the Trustee shall insert the appropriate optional redemption provisions as described above in the form of Bonds. After the Conversion Date succeeding the delivery of such alternative schedule and receipt of such Favorable Opinion, the Bonds shall be subject to redemption in accordance with the provisions of such alternative schedule.

     If a Letter of Credit is then in effect and the redemption price includes any premium, the right of the Company to direct an optional redemption is subject to the condition that the Trustee has received, prior to the date on which notice of redemption is required to be given to Registered Owners, written confirmation from the Bank that it can draw under the Letter of Credit on the proposed Redemption Date in an aggregate amount sufficient to cover the principal of the Bonds, any premium on the Bonds (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest coming due on the Bonds on the Redemption Date.

     (b) Extraordinary Mandatory Redemption. The Bonds shall be subject to mandatory redemption, at a redemption price equal to the principal amount being redeemed plus accrued interest to the Redemption Date, on the one hundred eightieth day (or such earlier date as may be designated by the Company) after a final determination by a court of competent jurisdiction in the United States, a final action of the United States Internal Revenue Service, or receipt by the Company of an opinion of Bond Counsel obtained by the Company and rendered at the request of the Company, to the effect that solely as a result of a failure by the Company to perform or observe any covenant, agreement, representation or warranty contained in the Agreement, the interest payable on the Bonds is or will be included in the gross income of the owners thereof for federal income tax purposes, other than any owner who is a "substantial user" of the Facilities or a "related person" within the meaning of the Code. No determination by any court or administrative agency will be considered final unless the Company has participated in the proceeding which resulted in such determination, either directly or, at the option of the Company, through a Bondholder, to a degree it reasonably deems sufficient and until the conclusion of any appellate review sought by any party to such proceeding or the expiration of the time for seeking such review. Subject to the foregoing provisions of this Section 9.1(b), the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel mutually acceptable to the Issuer, the Trustee and the Company, the redemption of a portion of such Bonds would have the result that interest payable on the Bonds remaining outstanding after such redemption would not be includable in the gross income for federal income tax purposes of any owner of any such Bonds, other than any owner who is a "substantial user" of the Facilities or a "related person" within the meaning of the Code. Any such partial redemption shall be by lot in such amount as is necessary to accomplish such result.

     Payment of the redemption price upon the mandatory redemption of the Bonds pursuant to this Section 9.1(b) shall constitute the total compensation due from the Company as a result of the occurrence of any event causing such redemption, and neither the Issuer nor the Company shall be deemed to be in default under the Agreement or this Indenture by reason of the occurrence of any such event nor shall such redemption of the Bonds constitute an acceleration of indebtedness of the Issuer or the Company.

     (c) Extraordinary Optional Redemption. While the Bonds accrue interest at a Multiannual Rate, the Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, in whole or, as described in the proviso below in part, at any time, at a redemption price equal to the principal amount being redeemed plus accrued interest, if any, to the Redemption Date, if, with respect to all or any portion of the Plant or the Facilities:

         (i) the Company has determined that the continued operation of the Facilities or the Plant is impracticable, uneconomical or undesirable for any reason and the Company ceases operation of the Facilities or the Plant no later than the Redemption Date;

         (ii) the Facilities or the Plant has been condemned or taken by eminent domain;

         (iii) the operation of the Facilities or the Plant has been enjoined or has otherwise been prohibited by any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body;

         (iv)  (A) the Company publicly announces that it has determined that
     (i) it will not complete construction of the Facilities or the Plant, or
     (ii) it intends to sell or otherwise dispose of the Facilities or the Plant prior to completion of the Facilities or the Plant, or (B) the Company otherwise abandons or is determined by the Internal Revenue Service to have abandoned the Facilities or the Plant prior to completion of the Facilities or the Plant; or

         (v) by reason of a change in use of the Facilities or the Plant or the abandonment of such Facilities or the Plant, the Company has been unable after reasonable effort to obtain an opinion of Bond Counsel to the effect that a court in a properly presented case should decide that (A) Section 150 of the Code (or successor provision of similar import) does not prevent amounts payable under the Agreement to pay interest on the Bonds from being deductible by the Company for Federal income tax purposes or
      (B) Regulation section 1.142-2 (or successor provision of similar import) does not prevent interest on the Bonds from being exempt from Federal income tax (other than in the hands of a "substantial user" of the Facilities or the Plant or a "related person" as those terms are used and defined in the Code);

provided, however, that the Company may elect to redeem only a portion of the Bonds if the Company obtains an opinion of Bond Counsel to the effect that an event described in subsections (i) through (v) above will not, in and of itself, adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds that remain outstanding (other than in the hands of a "substantial user" of the Facilities or the Plant or a "related person" as those terms are used and defined in the Code).

     SECTION 9.2. Company Direction of Optional Redemption. The Trustee shall call Bonds for optional redemption when and only when it shall have been notified by the Company to do so. The Company will give written notice of any optional redemption to the Trustee and the Issuer as provided in Section 9.4 of this Indenture.

     SECTION 9.3. Selection of Bonds to be Called for Redemption. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by lot or any other method determined by the Trustee to be fair and reasonable; provided, however, that Bank Bonds will in all situations be selected for redemption prior to any other Bonds and, after making provision for the redemption of any Bank Bonds, if, as stated in a certificate of the Company delivered to the Trustee, the Company shall have offered to purchase all Bonds then Outstanding and less than all of such Bonds shall have been tendered to the Company for such purchase, the Trustee, at the direction of the Company, shall select for redemption all such Bonds which have not been so tendered. If less than all the Bonds are to be redeemed, the Bonds that remain outstanding shall be in authorized denominations.

     SECTION 9.4. Notice of Redemption.

     (a) The Company shall deliver notice to the Trustee, the Issuer, the Remarketing Agent and the Bank of its intention to cause the Bonds to be called for optional redemption at least five (5) Business Days prior to the date the Trustee gives notice to the Registered Owners of the Bonds of the proposed redemption of the Bonds. The Trustee shall cause notice of any redemption of Bonds hereunder, which notice shall be prepared by the Company, to be mailed by first class mail, postage prepaid, to the Registered Owners of all Bonds to be redeemed at their registered addresses appearing in the Bond Register kept for such purpose pursuant to Article 2 hereof, with a copy thereof to the Bank. Each such notice shall (i) be mailed at least 15 days prior to the Redemption Date for Daily, Weekly and Commercial Paper Rate Bonds and at least 30 days prior to the Redemption Date for Multiannual Rate Bonds, (ii) identify the Bonds to be redeemed if less than all Bonds are to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds and, if CUSIP numbers have been assigned to the Bonds, the notice may state that no representation is made as to the correctness of such numbers in the notice of redemption, and that any such redemption shall not be affected by any defect in or omission of such numbers),
(iii) specify the Redemption Date and the redemption price, (iv) state whether the notice is conditional as permitted by paragraph (b) of hereof, (v) state that on the Redemption Date the Bonds called for redemption will be payable at the Principal Office of the Paying Agent, that from that date interest will cease to accrue, (vi) state the date of the Bonds as originally issued, (vii) state the interest rate determination method for, or the rate of interest borne by each Bond being redeemed; (viii) state the maturity date of each Bond being redeemed and (ix) include any other descriptive information needed to identify accurately the Bonds being redeemed; provided, however, that so long as DTC or its nominee is the sole Registered Owner of the Bonds under the Book-Entry-Only System, redemption notices will be sent by the Trustee to Cede & Co. pursuant to the procedures set forth in the DTC Letter. Any failure on the part of DTC, a direct participant or indirect participant to give such notice to the Owner or any defect therein shall not affect the sufficiency or validity of any proceedings for the redemption of the Bonds. No defect affecting any Bond, whether in the notice of redemption or mailing thereof (including any failure to mail such notice), shall affect the validity of the redemption proceedings for any other Bonds.

     (b) Conditional Notice. If at the time of mailing of notice of an optional redemption of the Bonds there shall not have been deposited with the Paying Agent moneys sufficient to redeem all the Bonds called for such redemption, such notice may state that it is conditional, that is, subject to the deposit of the redemption moneys with the Paying Agent on or prior to the Redemption Date, and such notice shall be of no force or effect unless such moneys are so deposited on or prior to the Redemption Date. If such redemption is not effectuated, the Trustee shall, within five days thereafter, give notice in the manner in which the notice of redemption was given that such moneys were not so received and that such redemption was not required to have been made, and the Paying Agent shall promptly return to the Registered Owners all Bonds that had been surrendered for payment upon such redemption.

     (c) Notwithstanding the provisions of Section 9.1(a) or 9.4(a) above, (i) no notice of redemption under Section 9.4(a) shall be required with respect to any Bond which is subject to mandatory tender on the date fixed for redemption and (ii) if all of the outstanding Bonds to be redeemed are subject to mandatory tender on the date fixed for redemption, the Company shall be required to direct the redemption of such Bonds by the Issuer and give to the Trustee written notice of such direction not less than ten (10) days prior to the date fixed for redemption of such Bonds.

     SECTION 9.5. Purchase of Bonds in Lieu of Redemption. When Bonds are called for redemption pursuant to Section 9.1(a), the Company may (i) purchase, if no Letter of Credit is then in effect with respect to the affected Bonds, or (ii) cause to be purchased by directing a drawing on any Letter of Credit then in effect with respect to the affected Bonds, some or all of the Bonds called for redemption for a price equal to the otherwise applicable redemption price, if it gives written notice to the Trustee by 5:00 p.m., New York City time, on the day before the Redemption Date that it wishes to purchase a principal amount of the Bonds that is specified in the notice and furnishes the Trustee sufficient money (including amounts drawn under the Letter of Credit) in sufficient time for the Paying Agent to make the purchase on the Redemption Date. Provided that sufficient funds are timely delivered to the Trustee, the Trustee will purchase Bonds called for redemption pursuant to Section 9.1(a) unless the Trustee is otherwise instructed in writing by the Company, or unless this Indenture otherwise requires that such Bonds be redeemed and cancelled before the Redemption Date. Bonds that are purchased in lieu of redemption pursuant to

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

Section 9.1(a) may, unless otherwise directed by the Company, be remarketed by the Remarketing Agent in accordance with Section 4.3(a) hereof, provided that
(i) the date of any remarketing of such Bonds shall be a Conversion Date and the Remarketing Agent shall reset the interest rate for such Bonds in the manner specified in Section 3.2 hereof and (ii) if the redemption price is a price other than 100% of the principal amount of the Bonds, the Company shall deliver to the Issuer, the Remarketing Agent, the Bank (if a Letter of Credit is in effect) and the Trustee a Favorable Opinion with respect to the remarketing of such Bonds.

                                   ARTICLE 10
                             COVENANTS OF THE ISSUER

     SECTION 10.1. Payment of Principal of, Premium, if any, and Interest on Bonds; Appointment of Paying Agent. The Issuer covenants that it will promptly pay or cause to be paid, the principal of, premium, if any, and interest on every Bond issued under this Indenture at the place, on the dates and in the manner provided herein and in the Bond according to the true intent and meaning thereof; provided, however, that the obligation of the Issuer hereunder to make or cause to be made any payment to the Trustee in respect of the principal of, premium, if any, or interest on the Bonds shall be reduced by the amount of moneys, if any, on deposit in the Bond Fund and available to be applied by the Trustee toward the payment of the principal of, premium, if any, or interest on the Bonds. The principal of, premium, if any, and interest (except interest paid from the proceeds from the sale of the Bonds) are payable solely from the Trust Estate, including Revenues, which Revenues are specifically pledged and assigned for the payment thereof in the manner and to the extent herein specified, and nothing in the Bonds or this Indenture should be considered as assigning or pledging any funds or assets of the Issuer other than the Trust Estate in the manner and to the extent herein specified. Anything in this Indenture to the contrary notwithstanding, it is understood that whenever the Issuer makes any covenant involving financial commitments, it pledges no funds or assets other than the Trust Estate in the manner and to the extent herein specified, but nothing herein shall be construed as prohibiting the Issuer from using any other funds or assets.

     The Issuer shall, with the approval of the Company, appoint one or more Paying Agents for such purpose, each such agent to be a national banking association, a bank and trust company or a trust company. The Issuer hereby appoints the Trustee as Paying Agent, such appointment to remain in effect until notice of change is filed with the Trustee. The Trustee hereby accepts such appointment as Paying Agent and shall perform the duties of Paying Agent hereunder. The Issuer shall give prompt written notice to the Trustee of the designation of each such other Paying Agent and of its designated office location for purposes of such agency, and of any change in each such other Paying Agent or of its designated office location. Any Paying Agent other than the Trustee shall be a Person which meets the requirements for qualifications of a paying agent imposed by Section 13.2 hereof.

     SECTION 10.2. Compliance with Laws. The Issuer covenants that it will faithfully perform at all times any and all covenants, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond executed, authenticated and delivered hereunder and in all resolutions pertaining thereto. The Issuer covenants that it is duly authorized under the Constitution and laws of the State, including particularly and without limitation the Act, to issue Bonds authorized hereby and to execute this Indenture and to make the pledge and covenants in the manner and to the extent herein set forth; that all action on its part for the issuance of the Bonds and the execution and delivery of this Indenture has been duly and effectively taken; and that the Bonds in the hands of the holders and owners thereof are and will be valid and enforceable obligations of the Issuer according to the import thereof.

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

     SECTION 10.3. Enforcement of Agreement; Prohibition Against Amendments of Agreement; Notice of Default. The Issuer shall cooperate with the Trustee in enforcing the payment of all amounts under the Agreement and shall require the Company to perform its obligations under the Agreement. So long as no Event of Default hereunder shall have occurred and be continuing, the Issuer may exercise all its rights under the Agreement as amended or supplemented from time to time, including the right to amend the Agreement. The Issuer shall give prompt notice to the Trustee and the Bank of any default known to the Issuer under the Agreement.

     SECTION 10.4. Further Assurances. Except to the extent otherwise provided in this Indenture, the Issuer shall not enter into any contract or take any action by which the rights of the Trustee, the Bondholders, the Bank or the Company may be impaired and shall, from time to time, execute and deliver such further instruments and take such further action as may be required to carry out the purposes of this Indenture.

     SECTION 10.5. Administration Expenses. It is understood and agreed that pursuant to the provisions of Sections 5.05, 6.01 and 6.02 of the Agreement, the Company agrees to pay the Administration Expenses. All such payments under the Agreement which are received by the Trustee shall not be paid into the Bond Fund, but shall be segregated by the Trustee and expended solely for the purpose for which such payments are received. No Administration Expenses shall be paid from amounts drawn under the Letter of Credit.

     SECTION 10.6. Moneys to be Held in Trust. All moneys required to be deposited with or paid to the Trustee or any Paying Agent for deposit into the Bond Fund or the Bond Purchase Fund under any provision of this Indenture and all moneys withdrawn from the Bond Fund and held by any Paying Agent, shall be held by the Trustee or such Paying Agent in trust, and except for moneys deposited in the Bond Purchase Fund or the Rebate Fund, or deposited with or paid to the Trustee for the redemption of Bonds, notice of which redemption has been duly given, and for moneys deposited with or paid to the Trustee pursuant to Article 16 hereof, shall, while held by the Trustee or any Paying Agent, constitute part of the Trust Estate and be subject to the lien hereof. Any moneys received by or paid to the Trustee pursuant to any provision of the Agreement calling for the Trustee to hold, administer and disburse the same in accordance with the specific provisions of the Agreement shall be held, administered and disbursed pursuant to such provisions. The Issuer agrees that if it shall receive any moneys pursuant to applicable provisions of the Agreement, it will forthwith upon receipt thereof pay the same over to the Trustee to be held, administered and disbursed by the Trustee in accordance with the provisions of the Agreement pursuant to which the Issuer may have received the same.

     SECTION 10.7. Rights of Company Under Agreement. Nothing herein contained shall be deemed to impair the rights and privileges of the Company set forth in the Agreement. The Issuer and the Trustee agree that the Company in its own name or in the name of the Issuer may enforce all of the rights of the Issuer, all obligations of the Trustee, and all of the Company's rights provided for in this

Indenture; provided that the Company's right to enforce the obligations of the Issuer and the Trustee shall be limited to obligations that, if not so enforced, could result in the occurrence of an Event of Default, and such obligations may be enforced by the Company only if the Company is not then in default with respect to its obligations under the Agreement or this Indenture. If a transaction occurs pursuant to and as permitted by Sections 7.01, 7.02 or
Section 7.03 of the Agreement in which the Company is relieved of liability under the Agreement, the Trustee shall execute and deliver to the Company such releases and other documents in evidence thereof as the Company shall reasonably request.

                                  ARTICLE 11
                         EVENTS OF DEFAULT AND REMEDIES

     SECTION 11.1. Events of Default; Default; Waiver.

     (a) Events of Default; Default. "Event of Default" in this Indenture means any one of the events set forth below with respect to the Bonds (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) and "Default" means any event with respect to the Bonds which with the lapse of time or notice or both would be an Event of Default.

        (i) Debt Service on Bonds; Required Purchase. Any principal of, or premium, if any, or interest on, any Bond shall not be paid when due, whether at maturity or otherwise, or any Purchase Price for Bonds shall not be paid as provided in Section 4.3, except that it shall not be an Event of Default if interest on any Bond is paid within sixty (60) days after it becomes due.

        (ii) Other Obligations. The Issuer shall fail to observe or perform any of its covenants or agreements contained herein or in the Bonds (other than a covenant or agreement a default in whose observance or performance is elsewhere in this Section specifically dealt with) and such failure shall continue for a period of sixty (60) days after written notice given to the Issuer and the Company by the Trustee or to the Issuer, the Company and the Trustee by the Bondholders of at least 25% in principal amount of the Bonds Outstanding specifying such failure and requiring it be remedied and stating that such notice is a "Notice of Default" hereunder; provided, however, that if such Default cannot be cured by the Issuer within such sixty (60) day period, it shall not constitute an Event of Default if curative action is instituted by the Issuer within such sixty (60) day period and thereafter is diligently pursued until such Default is cured.

        (iii) Bankruptcy. (a) A court having jurisdiction in the premises shall enter (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or (b) the Company shall commence a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the Company shall consent to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the Company shall consent to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the Company shall make an assignment for the benefit of creditors, or shall admit in writing of its inability to pay its debts generally as they become due, or the Board of Directors of the Company shall authorize any such action.

        (iv) Reimbursement Agreement. The Trustee shall receive written notice from the Bank of the occurrence of an event of default under a Reimbursement Agreement and directing the Trustee to declare immediately due and payable the principal of the Outstanding Bonds supported by the Letter of Credit and the accrued interest thereon.

        (v) Non-Reinstatement under the Letter of Credit. The Trustee and Paying Agent shall receive written notice from the Bank within fourteen
     (14) calendar days after a drawing is honored under the Letter of Credit to pay interest on the Bonds that the Bank has not reinstated the amount so drawn.

     (b) Waiver. At any time before an acceleration pursuant to Section 11.2, the Trustee may waive any past Default (other than a Default in the payment of the Purchase Price, principal of, premium, if any, or interest on Bonds and any Default that could result in an Event of Default under Section 11.1(a)(i), (iv) or (v)) and its consequences, by written notice to the Company, and in the absence of inconsistent instructions from Bondholders of more than twenty-five per cent (25%) in principal amount of the Bonds Outstanding, shall do so upon written instruction of the owners of at least twenty-five per cent (25%) in principal amount of the Bonds Outstanding.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     No waiver under this Section shall affect the right of the Trustee, the Paying Agent or the Issuer to enforce the payment of any amounts owing to it. The Trustee shall not waive any Event of Default under Section 11.1(a)(i), (iv) or (v).

     SECTION 11.2. Acceleration and Annulment Thereof. If any Event of Default occurs and is continuing, the Trustee (with the written consent of the Bank) may, and, upon request of the Bank or the owners of at least 25% in principal amount of all Bonds then Outstanding, or with respect to an Event of Default under subsection 11.1(a)(iv) or (v) hereof, shall, by notice in writing to the Issuer, the Bank and the Company, declare the principal of all Bonds then Outstanding to be immediately due and payable; and upon such declaration the said principal, together with interest accrued thereon to the date of such declaration, shall become due and payable immediately at the place of payment provided therein, anything in the Indenture or in the Bonds to the contrary notwithstanding. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately declare all payments under the Agreement pursuant to Section
5.04 and Section 5.07 thereof to be due and payable immediately, and upon any such declaration such payments shall become immediately due and payable.

         Immediately after any acceleration hereunder, the Trustee, to the extent it has not already done so, shall notify in writing the Issuer, the Company, the Paying Agent, the Bank and the Remarketing Agent of the occurrence of such acceleration. Upon the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Bonds Outstanding of the occurrence of such acceleration.

         Upon any such declaration of acceleration hereunder, the Trustee shall immediately, on the date of such declaration, draw upon the Letter of Credit an amount sufficient to pay all amounts due as a result of such declaration. Upon receipt by the Trustee of payment of the full amount drawn on the Letter of Credit, (i) interest on the Bonds shall cease to accrue on the date of such declaration and (ii) the Bank shall succeed to and be subrogated to the right, title and interest of the Trustee and the Registered Owners in and to the Agreement, all funds held under this Indenture (except any funds held in the Rebate Fund or the Bond Fund or the Bond Purchase Fund which are identified for the payment of the Bonds or of the Purchase Price of undelivered Bonds) and any other security held for the payment of the Bonds, all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

         If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid, and the Company also performs all other things in respect to which it may have been in default hereunder or under the Agreement and pays the reasonable charges of the Trustee and the Bondholders, including reasonable attorneys' and agents' fees and all other amounts due the Trustee pursuant to Section 12.4 hereof and the Agreement, then, and in every such case, the owners of a majority in principal amount of the Bonds then Outstanding, by notice to the Issuer and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of Bonds issued hereunder; provided that there shall be no annulment of any declaration resulting from (A) any Event of Default specified in subsection 11.1(a)(iv) without the prior written consent of the Bank, which consent shall include written notice that the Bank has rescinded such Event of Default, and (B) any Event of Default which has resulted in a drawing under the Letter of Credit or any Event of Default specified in Section 11.1(a)(v) unless the Trustee has received written notice from the Bank that the Letter of Credit has been fully reinstated. No such annulment shall extend to or affect any subsequent Default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any notice from Bondholders received by it pursuant to this paragraph to the Company. Immediately upon such annulment, the Trustee shall cancel, by notice to the Company, any demand for prepayment of all amounts due under the Agreement made by the Trustee pursuant to this Section. The Trustee shall promptly give written notice of such annulment to the Issuer, the Bank, the Company, the Paying Agent, the Remarketing Agent, and, if notice of the acceleration of the Bonds shall have been given to the Bondholders, shall give notice thereof to the Bondholders.

     SECTION 11.3. Other Remedies. If any Event of Default occurs and is continuing, the Trustee, whether or not the principal of the Bonds shall have been declared to be immediately due and payable pursuant to Section 11.2 hereof, may pursue any available remedy at law or in equity by suit, action, mandamus or other proceeding to enforce the payment of the principal of and premium, if any, and interest on the Bonds then outstanding and to enforce and compel the performance of the duties and obligations of the Issuer and the Company as herein or in the Bonds set forth or for the enforcement of any other appropriate legal or equitable remedy and may recover and collect damages caused by any breach by the Company of the provisions of this Indenture or of the Bonds, including, collecting from the Company court costs, reasonable attorneys fees and other costs and expenses incurred in enforcing any of the obligations of the Issuer and the Company as herein or in the Bonds set forth. In addition, the Trustee may, without notice to the Issuer or the Company, enforce each and every right granted to the Issuer, which has been assigned by the Issuer to the Trustee, under the Agreement and any supplements or amendments thereto in its name and as trustee of an express trust or the name of the Issuer without the necessity of joining the Issuer. In exercising such remedies and rights and the rights given the Trustee under this Article, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in Section 12.6, would best serve the interests of the Bondholders.

     SECTION 11.4. Performance of Company's Obligations. If the Company shall fail to observe or perform any of its agreements or obligations under the Agreement, the Issuer or the Trustee may but shall not be obligated to perform the same in its own name or in the Company's name and each is hereby irrevocably appointed the Company's attorney-in-fact for such purpose. Unless an Event of Default exists, the Issuer or the Trustee, as the case may be, shall give at least five (5) days' notice to the Company before taking action under this Section, except that in case of emergency as reasonably determined by the acting party, it may act on lesser notice or give the notice promptly after rather than before taking the action. The reasonable cost of any such action performed by the Trustee or the Issuer shall be paid or reimbursed by the Company within thirty (30) days after the Trustee or the Issuer notifies the Company of such cost.

     SECTION 11.5. Discontinuance of Proceedings by Trustee. If any proceeding commenced by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, then the Company, the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder as though no such proceeding had been commenced.

     SECTION 11.6. Bondholders May Direct Proceedings. The owners of a majority in principal amount of the Bonds then Outstanding shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the time, method and place of conducting all remedial proceedings by the Trustee hereunder, provided that (i) such directions shall not be otherwise than in accordance with law or the provisions of this Indenture, (ii) the Trustee shall have the right to decline to follow any such direction which in the opinion of the Trustee would be unjustly prejudicial to Bondholders not parties to such direction or which could involve the Trustee in personal liability, and (iii) if a Letter of Credit is in effect and the Bank has not failed to honor a properly presented and conforming drawing thereunder, then the Bank shall have the right to give such direction in lieu of such Bondholders.

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     SECTION 11.7. Limitations on Actions by Bondholders. No Bondholder shall have any right to pursue any remedy hereunder unless:

        (i) the Trustee shall have been given written notice of an Event of Default,

        (ii) the owners of at least a majority in principal amount of all Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names,

        (iii) the Trustee shall have been offered indemnity satisfactory to it against reasonable costs, expenses and liabilities, including, without limitation, reasonable costs and expenses of its counsel, except that no offer of indemnification shall be required for (A) a declaration of acceleration under
Section 11.2 and (B) liability which is adjudicated to have resulted from the negligence or willful default of the Trustee in connection with any action so taken, and

        (iv) the Trustee shall have failed to comply with such request within a reasonable time.

         Notwithstanding the foregoing provisions of this Section or any other provision of this Indenture, the obligation of the Issuer shall be absolute and unconditional to pay hereunder, but solely from the Revenues and other funds pledged under this Indenture, the principal or redemption price of, and interest on, the Bonds to the respective owners thereof on the respective due dates thereof, and nothing herein shall affect or impair the right of action, which is absolute and unconditional, of such owners to enforce such payment.

     SECTION 11.8. Remedies Vested in Trustee. All rights of action (including without limitation, the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto. Any suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining any Bondholders as plaintiffs or defendants. Any recovery of judgment shall be for the benefit of the Bondholders of the outstanding Bonds, subject to the provisions of this Indenture.

     SECTION 11.9. Trustee May File Proofs of Claim. The Trustee may file such proof of claim and other papers and documents as may be necessary or advisable in order to have the claim of the Trustee and the Bondholders allowed in any judicial proceeding relating to the Company, its creditors or its property and to collect and receive any moneys or other property payable or deliverable on any such claims; and any receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Bondholder to make payments received in any such judicial proceeding to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee pursuant to Section 12.4 hereof and the Agreement.

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     SECTION 11.10. Remedies Not Exclusive. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

     SECTION 11.11. Delays and Omissions Not to Impair Rights. No delays or omission in respect of exercising any right or power accruing upon any Default shall impair such right or power or be a waiver of such Default, and every remedy given by this Article may be exercised from time to time and as often as may be deemed expedient.

     SECTION 11.12. Application of Moneys in Event of Default. Any moneys received or collected by the Trustee or otherwise paid under this Article shall be applied in the following order; provided, however, that all moneys received by the Trustee pursuant to any drawing made upon the Letter of Credit pursuant to Section 11.2 shall be applied by the Trustee to and only to the payment of principal of and interest on the Bonds (other than Bank Bonds and Company Bonds):

         (i) To the payment of the reasonable costs and expenses of the Trustee, including reasonable counsel fees and expenses, any disbursements of the Trustee, its agents and counsel, with interest thereon at the prime rate of the Trustee, and its reasonable compensation and all other amounts due the Trustee pursuant to Section 12.4 hereof and the Agreement; and

         (ii) To the payment of principal or redemption price (as the case may be) and interest then owing on the Bonds (including Bank Bonds), and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

         (iii) To the payment of reasonable costs and expenses of the Issuer, including reasonable counsel fees, incurred in connection with the Event of Default.

     The surplus, if any, shall, to the extent of any unreimbursed drawing under the Letter of Credit, or other obligations owing to the Bank under the Reimbursement Agreement, be paid to the Bank, and any remaining amounts be paid to the Company.

     Funds on deposit in the Bond Purchase Fund shall be applied in accordance with Section 4.4 hereof.

     SECTION 11.13. Trustee and Bondholders Entitled to All Remedies Under the Act. It is the purpose of this Article to provide such remedies to the Trustee and the Bondholders as may be lawfully granted under the provisions of the Act, but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every other remedy granted hereunder and every remedy provided by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article shall apply to and be binding upon any trustee or receiver appointed under applicable law.

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                                    ARTICLE 12
                                   THE TRUSTEE

     SECTION 12.1. Acceptance of Trust. The Trustee accepts and agrees to execute the trusts hereby created, but only upon and subject to the express terms and conditions set forth in this Article 12, to all of which the parties hereto and the Bondholders by their acceptance of the Bonds agree. Whether or not therein expressly provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article.

     SECTION 12.2. No Responsibility for Recitals, etc.

     (a) The recitals, statements and representations contained in this Indenture and in the Bonds, save only the Trustee Certificate of Authentication upon the Bonds, have been made by the Issuer and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representations as to, and shall be under no obligation or have any liability with respect to, the value or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity, value, sufficiency or genuineness of any Revenues, Credit Facility or other property at any time pledged or deposited with the Trustee hereunder, or as to the validity or sufficiency of this Indenture or of the Bonds or for the priority, recording or re-recording, filing or re-filing of this Indenture or the Agreement or of any financing statement, amendment thereto or continuation statement in respect thereof, or instruments of further assurance, or as to the maintenance of the security hereof or for insuring the Facilities or collecting any insurance moneys. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenant, condition or agreement on the part of the Issuer or on the part of the Company to be performed or observed hereunder or under the Agreement. The Trustee may, however, at any time request of the Issuer full information or request of the Company full information and advice as to the performance and observance of any covenant, condition and agreement hereunder; and, if information or advice satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Company, an investigation into the affairs of the Issuer or the Company related to this Indenture.

     (b) The Trustee shall not be accountable for the application of the proceeds of any Bonds authenticated or delivered hereunder.

     (c) The Trustee shall not be required to take notice or be deemed to have notice of any Default or Event of Default hereunder, except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Article 4 hereof and, if and as long as the Trustee is also the Paying Agent hereunder, all Defaults under Section 11.1(a)(i) hereof and except as otherwise provided in Section 11.1(a)(ii) hereof, unless a Responsible Officer of the Trustee shall be specifically notified at the Principal Office of the Trustee in writing of such Default or Event of Default by the Issuer or by the Owners of at least twenty-five per cent (25%) in aggregate principal amount of all Bonds then outstanding or by the Remarketing Agent or the Bank and such notice references the Bonds or this Indenture.

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

     (d) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, or whenever in the administration of this Indenture, the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee shall be entitled to conclusively rely and shall be fully-protected in acting or refraining from action upon a certificate signed on behalf of the Issuer by an Issuer Representative or on behalf of the Company by an Authorized Company Representative as sufficient evidence of the facts therein contained, and prior to the occurrence of a Default of which the Trustee has been notified as provided in subsection (c) of this Section, or subsequent to the waiver, or cure of such Default, or rescission or annulment of an Event of Default as provided in Article 11 hereof, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate signed on behalf of the Issuer by an Issuer Representative to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect. Any request or direction of the Issuer made to the Trustee in connection with this Indenture shall be sufficiently evidenced by a writing signed by an Issuer Representative. Any request or direction of the Company made to the Trustee in connection with this Indenture shall be sufficiently evidenced by a writing signed by an Authorized Company Representative.

     (e) Subject to the provisions of the second sentence of Section 12.6 hereof, the permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

     (f) All moneys received by the Trustee or any Paying Agent shall, until used or applied or invested as herein provided, be held in trust for the purposes for which they were received and shall not be commingled with the general funds of the Trustee but need not be segregated from other funds except to the extent required by law. Neither the Trustee nor any Paying Agent shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon in writing. The Trustee shall not be responsible or liable for the selection of any investment or for any loss suffered, or tax or other charge incurred, in connection with any investment or reinvestment of funds made by it in accordance with Article 8 hereof, including, without limitation, any loss suffered in connection with the sale of any investment pursuant to Article 8 hereof.

     (g) Anything herein to the contrary notwithstanding, the Trustee shall not be liable for any error of judgment made in good faith by an officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

     (h) Anything herein to the contrary notwithstanding, the Trustee shall not be liable with respect to (A) any action taken or omitted to be taken by it relating to the time, method and place of conducting any proceeding or any remedy available to the Trustee, or (B) exercising any trust or power conferred upon the Trustee under this Indenture, in each case in good faith in accordance with the direction of the Owners of a majority in aggregate principal amount of the Bonds outstanding.

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

     (i) Delivery of any reports, information or documents by the Issuer or the Company to the Trustee pursuant to any provision of this Indenture or the Agreement (including, but not limited to, Section 7.05 of the Agreement) is for informational purposes only and the Trustee's receipt of same shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's or the Company's compliance with any of their covenants hereunder or under the Agreement, and the Trustee shall have no duty in regards to such reports, information or documents other than to make them available for inspection by the Issuer, the Company or any Bondholder during normal business hours and upon reasonable advance written request therefor.

     (j) Anything herein to the contrary notwithstanding, the Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, in the absence of bad faith on its part, may conclusively rely, as to the truth of the statements and correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (k) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any of the Trust Estate or other property, or any action by the Trustee whatsoever within the purview of this Indenture, and shall be fully protected in relying upon, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right to the authentication of any Bonds, the withdrawal of any cash, the release of any property or as a condition to the taking of any other action by the Trustee.

     (l) The Trustee may request that the Company and the Issuer each deliver an officer's certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which officer's certificate may be signed by any person authorized to sign an officer's certificate, including any persons specified as so authorized in any such certificate previously delivered and not superseded.

     (m) The Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture, or in the performance of its obligations hereunder in each case except for its own negligence.

     SECTION 12.3. Trustee May Act Through Agents. The Trustee may execute any of the trusts and exercise any powers hereunder and perform any duties required of it hereunder by or through attorneys, agents, officers or employees, and shall not be answerable for the default, negligence or misconduct of any attorney or agent selected by it with reasonable care, and may in all cases pay such reasonable compensation to all such attorneys and agents.

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

     SECTION 12.4. Compensation and Indemnification. The Issuer shall cause the Company, pursuant to the Agreement, to agree to pay the Trustee from time to time reasonable compensation for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture or in complying with any request by the Company, the Issuer or any Rating Service with respect to the Bonds (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ).

     The Issuer shall cause the Company, pursuant to the Agreement, to agree to indemnify the Trustee for, and to hold it harmless from and against, any and all losses, liabilities and expenses (including the reasonable compensation and the expenses and disbursements of its counsel) incurred without negligence on the part of the Trustee, which the Trustee may incur arising out of or in connection with the Trustee's acceptance and administration of the trusts created by, or the exercise and performance of its powers or duties under this Indenture, including the costs and expenses of defending itself and themselves against or investigating any claim or liability in connection with the exercise or performance of any such powers or duties.

     The Trustee hereby acknowledges that it has received and reviewed the Agreement and that the obligations of the Issuer to cause the Company, pursuant to the Agreement, to compensate, reimburse and indemnify the Trustee as and to the extent required by this Section 12.4 have been satisfied by the agreements of the Company set forth in the second paragraph of Section 6.02 of the Agreement.

     As security for the performance of the obligations of the Company referred to in this Section 12.4 and set forth in the second paragraph of Section 6.02 of the Agreement, the Trustee shall have a lien prior to the Bonds upon all property and funds held or collected by the Trustee as such, except for moneys or obligations held by the Trustee for the payment of particular Bonds, the proceeds of any drawing under the Letter of Credit or any amounts on deposit in the Company Debt Service Account of the Bond Fund.

     "Trustee" for purposes of this Section 12.4 shall include (i) (x) the Paying Agent, and the officers, directors, employees and agents of the Paying Agent, and (y) the Trustee, and its officers, directors, employees and agents, in each of its capacities hereunder and (ii) any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

     Without prejudice to its rights hereunder or under the Agreement, in the event the Trustee incurs expenses or renders services after an Event of Default specified in Section 11.1(a)(iii), such expenses (including the reasonable charges and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency or other similar law.

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

     The rights of the Trustee under this Section 12.4 shall survive the payment in full of the Bonds and the discharge or other termination for any reason of this Indenture and the resignation or removal of the Trustee.

     SECTION 12.5. Notice of Default; Right to Investigate. The Trustee shall, within 30 days after the occurrence thereof, give written notice by first class mail to registered owners of Bonds and the Bank of all Events of Default of which the Trustee is by Section 12.2(c) hereof required to take notice or be deemed to have notice, unless such Event of Default shall have been remedied, waived or cured; provided that in the case of an Event of Default under Section 11.1(a)(ii), the Trustee may withhold such notice to the Bondholders so long as it in good faith determines that such withholding is in the interest of the Bondholders. A copy of any notice required by this Section 12.5 shall also be sent to the Remarketing Agent and each Paying Agent.

     SECTION 12.6. Obligation to Act. Except during the continuance of an Event of Default, the Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred in compliance with such request or direction. Notwithstanding the foregoing, the Trustee will be obligated (i) to declare an acceleration required by Section 11.2 and draw on any Letter of Credit and pay the Bondholders pursuant to that acceleration or (ii) take actions required to effect a redemption, regardless of whether the Trustee has received such indemnity.

     SECTION 12.7. Reliance. The Trustee may rely and shall be fully protected in acting on or refraining from acting on any requisition, resolution, notice, telegram, request, consent, direction, waiver, certificate, statement, affidavit, voucher, bond, or other paper or document, or oral communications or direction, which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to, or as contemplated by or in furtherance of any of the provisions of the Indenture, including without limitation, any direction of the Paying Agent to draw on the Letter of Credit; and the Trustee shall be under no duty to make any investigation as to any statement contained in any such instrument or so made orally, but may accept the same as conclusive evidence of the accuracy of such statement.

     SECTION 12.8. Trustee May Deal in Bonds. The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Issuer or the Company with the same rights it would have if it were not Trustee.

     SECTION 12.9. Construction of Ambiguous Provisions. The Trustee may construe any ambiguous or inconsistent provisions of the Indenture, and any construction by the Trustee shall be binding upon the Bondholders.

     SECTION 12.10. Resignation of Trustee. The Trustee may resign and be discharged of the trusts created by the Indenture by written resignation filed with the Issuer, the Company and the Bank not fewer than 60 days before the date when it is to take effect; provided notice of such resignation is mailed to the owners of the Bonds not fewer than three weeks prior to the date when the resignation is to take effect. Such resignation shall take effect only upon the appointment and acceptance of a successor trustee.

     SECTION 12.11. Removal of Trustee. Any Trustee hereunder may be removed at any time by an instrument appointing a successor to the Trustee so removed, executed by the owners of a majority in principal amount of the Bonds then Outstanding and filed with the Trustee and the Issuer. If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company, the Issuer, the Bank or the holders of at least 25% in principal amount of the outstanding Bonds may petition a court of competent jurisdiction for the appointment of a successor Trustee. Such removal shall take effect only upon the appointment and acceptance of a successor Trustee.

     SECTION 12.12. Appointment of Successor Trustee. If the Trustee or any successor trustee resigns or is removed or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Issuer, at the direction of the Company, shall appoint a successor and shall mail notice of such appointment to registered owners of the Bonds. If the Issuer fails to make such appointment promptly, the owners of a majority in principal amount of the Bonds then Outstanding may do so. In the event that any such vacancy in the office of the Trustee shall occur and a successor Trustee shall not have been appointed hereunder and accepted such appointment within 60 days after such occurrence, the Trustee ceasing to act hereunder may petition any court of competent jurisdiction for the appointment of such successor.

     SECTION 12.13. Qualification of Successor. A successor trustee shall be a national banking association with trust powers or a bank and trust company or a trust company in each case having capital and surplus of at least $50,000,000 and has ratings from any two of Fitch, Moody's and S&P, as follows: no lower than Baa3/P-3 or better by Moody's, or be otherwise acceptable to Moody's, if the Bonds are then rated by Moody's, BBB- or better by S&P, or be otherwise acceptable to S&P, if the Bonds are then rated by S&P, or BBB- or better by Fitch, or be otherwise acceptable to Fitch, if the Bonds are then rated by Fitch; provided that there is such an entity that is able and willing to accept the trust on reasonable and customary terms.

     SECTION 12.14. Instruments of Succession. Except as otherwise provided in
Section 12.15 hereof, any successor trustee shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder and shall transfer to such successor Trustee the Letter of Credit, if any; and, upon request of the successor trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act; subject nevertheless to its lien provided for in Section 12.4.

     SECTION 12.15. Merger of Trustee. Any Person that succeeds to all or substantially all of the corporate trust business of the Trustee, whether by sale or as the result of merger, consolidation or conversion, or otherwise, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

     SECTION 12.16. Trustee Not Required to Expend or Risk Own Funds. Anything herein to the contrary notwithstanding, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     SECTION 12.17. Right of Trustee to Pay Taxes and Other Charges. In case any tax, assessment or governmental or other charge upon any part of the trust estate is not paid as required herein, the Trustee may pay such tax, assessment or governmental or other charge, without prejudice, however, to any rights of the Trustee or the Bondholders hereunder arising in consequence of such failure; and any amount at any time so paid under this Section 12.17, with interest thereon from the date of payment at the prime rate of the Trustee, shall become so much additional indebtedness secured by this Indenture, and the same shall be paid out of the proceeds of Revenues collected from the property herein conveyed, if not otherwise caused to be paid; but the Trustee shall be under no obligation to make any such payment unless it shall have been requested to do so by the owners of at least 25% in aggregate principal amount of all Bonds then Outstanding and shall have been provided with adequate funds for the purpose of such payment.

     SECTION 12.18. Trust Estate may be Vested in Separate or Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the law of the State) denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture or the Agreement, and in particular in case of the enforcement of either on default, or in case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the trust estate, in trust, as herein granted, or take any other action which may be desirable or necessary in connection therewith, it may be necessary that the Trustee appoint an additional individual or institution as a separate or co-trustee. The expense of any separate or co-trustee shall be borne by the Company. The following provisions of this Section 12.18 are adapted to these ends.

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     In the event that the Trustee appoints an additional individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vested in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

     Should any deed, conveyance or instrument in writing from the Issuer be required by the separate trustee or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate trustee or co-trustee, or a successor to either, shall become incapable of acting, resign or be removed, all the estate properties, rights, powers, trusts, duties and obligations of such separate trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate trustee or co-trustee.

     SECTION 12.19. Reliance Upon Counsel. The Trustee may consult with Counsel selected by or satisfactory to it, and the advice or opinion of such Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                                 ARTICLE 13
                   THE REMARKETING AGENT AND THE PAYING AGENT

     SECTION 13.1. The Remarketing Agent.

     (a) At least 15 days prior to a Conversion Date for the Bonds, the Company shall appoint a Remarketing Agent or Co-Remarketing Agents that satisfy the requirements of this Section 13.1. The Remarketing Agent, by written instrument delivered to the Issuer, the Trustee, the Bank and the Company, shall accept the duties and obligations imposed on it under this Indenture and shall become a party to the Remarketing Agreement.

     (b) In addition to the other obligations imposed on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer, the Trustee, the Bank and the Company at all reasonable times.

     (c) The Remarketing Agent may resign or be removed by the Company as provided in the Remarketing Agreement. Upon resignation or removal of the Remarketing Agent, the Company shall appoint a successor Remarketing Agent to act in such capacity and shall give prompt written notice of such appointment and a copy of the Bank consent thereto to the Issuer. Any successor Remarketing Agent shall be a nationally recognized broker-dealer who engages in the remarketing of securities similar to the Bonds and has outstanding debt obligations assigned ratings from any two of Fitch, Moody's and S&P, as follows: no lower than Baa3/P-3 or better by Moody's, or be otherwise acceptable to Moody's, if the Bonds are then rated by Moody's, BBB- or better by S&P, or be otherwise acceptable to S&P, if the Bonds are then rated by S&P, or BBB- or better by Fitch, or be otherwise acceptable to Fitch, if the Bonds are then rated by Fitch.

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

     (d) In the event that the Company shall fail to appoint a successor Remarketing Agent, upon the resignation or removal of the Remarketing Agent or upon its dissolution, insolvency or bankruptcy, the Trustee shall either appoint a Remarketing Agent or itself act as Remarketing Agent until the appointment of a successor Remarketing Agent in accordance with this Section; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Bonds or to determine the interest rates for the Bonds.

     SECTION 13.2. The Paying Agent.

     (a) The Paying Agent shall agree to

         (i) hold all sums held by it for the payment of the principal or redemption price of, or interest on, Bonds in trust for the benefit of the owners of such Bonds until such sums shall be paid to such owners or otherwise disposed of as herein provided,

         (ii) at any time during the continuance of any default in the payment of principal or redemption price of or interest on the Bonds, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent,

         (iii) hold all Bonds delivered to it pursuant to Sections 4.1 and 4.2, as agent and bailee of, and in escrow for the benefit of, the respective owners thereof until moneys representing the Purchase Price of such Bonds shall have been delivered to or for the account of or to the order of such owners;

         (iv) hold all moneys (without investment thereof) delivered to it hereunder for the purchase of Bonds pursuant to Sections 4.1 and 4.2, as agent and bailee of, and in escrow for, and for the benefit of, the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

         (v) hold Bonds for the account of the Company or the Bank as contemplated by Section 4.3 hereof; and

         (vi) keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Trustee and the Company at all reasonable times.

     (b) The Paying Agent shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, or a bank or trust company having a combined capital stock, surplus and undivided profits of at least $50,000,000 and authorized by law to perform all the duties imposed upon it by this Indenture. The Paying Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' notice to the Issuer, the Trustee, the Company, the Bank and the Remarketing Agent. In the event that the Issuer, at the request of the Company, shall fail to appoint a successor Paying Agent, upon the resignation or removal of the Paying Agent, the Trustee shall either appoint a Paying Agent or itself act as Paying Agent until the appointment of a successor Paying Agent. Any successor Paying Agent shall be rated by any two of Fitch, Moody's and S&P, as follows: no lower than Baa3/P-3 or better by Moody's, or be otherwise acceptable to Moody's, if the Bonds are then rated by Moody's, BBB- or better by S&P, or be otherwise acceptable to S&P, if the Bonds are then rated by S&P, or BBB- or better by Fitch, or be otherwise acceptable to Fitch, if the Bonds are then rated by Fitch. The Paying Agent may be removed at any time by an instrument signed by the Company, filed with the Issuer, the Trustee, the Bank and the Remarketing Agent.

     In the event of the resignation or removal of the Paying Agent, the Paying Agent shall deliver any Bonds and moneys held by it in such capacity to its successor or, if there is no successor, to the Trustee.

     (c) The Paying Agent in performing its duties hereunder shall be entitled to the same protective provisions in the performance of its duties as are specified in Article 12 of this Indenture with respect to the Trustee hereunder to the same extent and as fully for all intents and purposes as though the Paying Agent had been expressly named therein in place of such Trustee and as though the applicable provisions of Article 12 of this Indenture had been set forth herein at length.

     SECTION 13.3. Notices. The Trustee shall, within 30 days of the resignation or removal of the Remarketing Agent or the Paying Agent or the appointment of a successor Remarketing Agent or Paying Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Bonds.

                              ARTICLE 14
        ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP; RIGHTS OF THE ISSUER

     SECTION 14.1. Acts of Bondholders; Evidence of Ownership. Except as otherwise stated herein, any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by an agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient. The ownership of the Bonds shall be proved by the Bond Register. Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of any Bond shall be conclusive and binding upon all future owners of the same bond and upon bonds issued in exchange therefore or upon transfer or in place thereof.

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

     SECTION 14.2. Rights and Duties of the Issuer.

     (a) Remedies of the Issuer Notwithstanding any contrary provision in this Indenture, the Issuer shall have the right to take any action or make any decision with respect to proceedings for indemnity against the liability of the Issuer and for collection or reimbursement from sources other than moneys or property held under this Indenture or subject to the lien hereof. The Issuer may enforce its rights under this Indenture which have not been assigned to the Trustee by legal proceedings for the specific performance of any obligation contained herein or for the enforcement of any other appropriate legal or equitable remedy, and may recover damages caused by any breach by the Company of its obligations to the Issuer under this Indenture, including court costs, reasonable attorney's fees and other costs and expenses incurred in enforcing such obligations.

     (b) Limitations on Actions The Issuer shall not be required to monitor the financial condition of the Company or the physical condition of the Facilities and, unless otherwise expressly provided, shall not have any responsibility with respect to notices, certificates or other documents filed with it hereunder. The Issuer shall not be required to take notice of any breach or default except when given notice thereof by the Trustee or the Bank. The Issuer shall not be required to take any action unless indemnity reasonably satisfactory to it is furnished for expenses or liability to be incurred thereby (other than the giving of notice). The Issuer, upon written request of the Bondholders, the Bank, or the Trustee, and upon receipt of reasonable indemnity for expenses or liability, shall cooperate to the extent reasonably necessary to enable the Trustee to exercise any power granted to the Trustee by this Indenture. The Issuer shall be entitled to reimbursement pursuant to Section 14.3 to the extent that it acts without previously obtaining full indemnity.

     (c) Responsibility The Issuer shall be entitled to the advice of Counsel (who may be Counsel for any party, for the Paying Agent or the Remarketing Agent, or for any Bondholder) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance on such advice. The Issuer may rely conclusively on any notice, certificate or other document furnished to it under this Indenture and reasonably believed by it to be genuine. The Issuer shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under this Indenture or omitted to be taken by it by reason of the lack of direction or instruction required for such action under this Indenture, unless such actions were taken or omitted to be taken as a result of the Issuer's willful misconduct or gross negligence, and the Issuer shall not be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by the Issuer is called for by this Indenture, the Issuer may defer such action pending such investigation or inquiry or receipt of such evidence, if any, as it may require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. The Issuer shall in no event be liable for the application or misapplication of funds, or for other acts or defaults by any person or entity except by its own directors, officers and employees. No recourse shall be had by the Company, the Trustee or any Bondholder for any claim based on this Indenture or the Bonds against any director, officer, employee or agent of the Issuer unless such claim is based upon the willful misconduct, bad faith, fraud or deceit of such person. No covenant, obligation or agreement of the Issuer contained in this Indenture shall be deemed to be a covenant, obligation or agreement of any present or future director, officer, employee or agent of the Issuer in his individual capacity, and no person executing a Bond shall be liable personally thereon or be subject to any personal liability or accountability by reason of the issuance thereof.

     SECTION 14.3. Expenses of the Issuer. The Company shall pay when due the Issuer's issuance fee and shall prepay or reimburse the Issuer within thirty
(30) days after notice for all expenses (including reasonable attorney's fees) incurred by the Issuer in connection with the remarketing of the Bonds and all expenses reasonably incurred or advances reasonably made in the exercise of the Issuer's rights or their performance of its obligations hereunder. Any fees, expenses, reimbursements or other charges which the Issuer may be entitled to receive from the Company hereunder, if not paid when due, shall bear interest at 10% per annum.

     SECTION 14.4. Matters to be Considered by Issuer. In approving, concurring in or consenting to action or in exercising any discretion or in making any determination under this Indenture, the Issuer may consider the interests of the public, which shall include the anticipated effect of any transaction on revenues and employment, as well as the interests of the other parties hereto and the Bondholders; provided, however, that nothing herein shall be construed as conferring on any Person other than the other parties and the Bondholders any right to notice, hearing or participation in the Issuer's consideration, and nothing in this section shall be construed as conferring on any of them any right additional to those conferred elsewhere herein. Subject to the foregoing, the Issuer will not unreasonably withhold any approval or consent to be given by it hereunder.

     SECTION 14.5. Actions by Issuer. Any action that may be taken by the Issuer hereunder shall be deemed sufficiently taken if taken on its behalf by its Chairman, its Vice-Chairman, its General Manager/CEO, the Issuer Representative or by any other director, officer or agent whom it may designate from time to time.

                                     ARTICLE 15
                           AMENDMENTS AND SUPPLEMENTS

     SECTION 15.1. Amendments and Supplements Without Bondholders' Consent. This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, but with the consent of the Remarketing Agent or the Paying Agent, as the case may be, if the amendment or supplement would materially adversely affect or alter the duties or obligations of the Remarketing Agent or the Paying Agent under this Indenture, by a supplemental indenture authorized by a resolution of the Issuer and filed with the Trustee, for one or more of the following purposes:

          (i) to add additional covenants of the Issuer or to surrender any right or power herein conferred upon the Issuer;

          (ii) for any purpose not inconsistent with the terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not adversely affect the interests of the owners of the Bonds;

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

          (iii) to permit the Bonds to be converted to non-certificated securities or vice versa or securities represented by a master certificate held in trust, ownership of which, in either case, is evidenced by book entries on the books of the Bond Registrar, for any period of time, or to conform to the procedures of the Securities Depository to effect the Book-Entry-Only System set forth in Section 2.13 hereof;

         (iv) to permit the appointment of a co-trustee under this Indenture;

         (v) to authorize different authorized denominations of the Bonds and to make correlative amendments and modifications to this Indenture regarding exchangeability of Bonds of different authorized denominations, redemptions of portions of Bonds of particular authorized denominations and similar amendments and modifications of a technical nature;

        (vi) to modify, alter, supplement or amend this Indenture in such manner as shall permit the qualification hereof under the Trust Indenture Act of 1939, as from time to time amended;

        (vii) to modify, alter, amend or supplement this Indenture in any other respect which is not materially adverse to the Bondholders;

        (viii) to provide for a Credit Facility or any other credit enhancement permitted by the terms of this Indenture;

         (ix) effective as of the Conversion Date for Bonds being converted from one Rate Period to a different Rate Period or from a Multiannual Rate Period to a new Multiannual Rate Period, to make any amendment affecting only the Bonds being converted; and

         (x)  to conform to the requirements of any Rating Service.

         Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section, there shall have been delivered to the Trustee a Favorable Opinion stating the requirements of such opinion and also stating that such supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     SECTION 15.2. Amendments With Bondholders' Consent. This Indenture may be amended or supplemented at any time or from time to time, except with respect to
(i) the principal, redemption price (other than pursuant to Section 15.1(ix)), Purchase Price and interest payable upon any Bonds, (ii) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (iii) this Article, by a supplemental indenture consented to by the Company, and if the amendment or supplement would materially adversely affect or alter the duties or obligations of the Remarketing Agent or the Paying Agent under this Indenture, with the consent of the Remarketing Agent or the Paying Agent, as the case may be, or if the amendment or supplement would materially

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

adversely affect or alter the rights of the Bank under this Indenture, with the consent of the Bank, and approved by the owners of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken. This Indenture may be amended with respect to the matters enumerated in clauses (i) through (iii) of the preceding sentence with the unanimous consent of all Bondholders, the Company and the Paying Agent, the Remarketing Agent, or the Bank if required by the preceding sentence of this Section.

     Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section, there shall have been delivered to the Trustee a Favorable Opinion stating, in addition to the requirements of such opinion, that such supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

     SECTION 15.3. Amendment of Agreement. The Issuer and the Company may enter into without the consent of the holders of the Bonds, any amendment, change or modification of the Agreement to cure any ambiguity, formal defect, omission or inconsistent provisions or to make any other change that does not adversely affect the interest of the Bondholders; provided that no such amendment that adversely affects the rights, duties or immunities of the Trustee shall be effective without the consent of the Trustee. If the Issuer and the Company propose to amend the Agreement in such a manner as would adversely affect the interests of the Bondholders, the Issuer shall so advise the Trustee in writing, and upon receipt by the Trustee of such written advice the Trustee shall notify Bondholders of the proposed amendment and may consent thereto on behalf of all holders with the consent of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would
(i) decrease the payments payable, or change the date payments are so payable, under Section 5.04 of the Agreement, (ii) reduce the stated term of the Agreement, (iii) reduce the Company's obligations under Section 5.04 of the Agreement, or (iv) reduce the aforesaid aggregate principal amount of the Bonds, the owners of which are required to consent to such an amendment.

     SECTION 15.4. Trustee Authorized to Join in Supplemental Indentures and Consent to Amendments; Reliance on Counsel. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture, or to consent to any amendment to the Agreement, in either case permitted by this Article. In executing or consenting to, as the case may be, or accepting the additional trusts created by, any supplemental indenture or amendment to the Agreement permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an opinion of Counsel stating that the execution of such supplemental indenture or such amendment to the Agreement is authorized or permitted by this Indenture and that all conditions precedent in the Indenture relating thereto have been complied with. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture or consent to any such amendment to the Agreement which affects the Trustee's own rights, duties or immunities under this Indenture, the Agreement or otherwise.

     SECTION 15.5. Consent of Company. Anything herein to the contrary notwithstanding, so long as the Company is not in default under the Agreement, a supplemental indenture under this Article which affects any right of the Company shall not become effective unless and until the Company shall have consented in writing to the execution and delivery of such supplemental indenture.

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

     SECTION 15.6. Consent of Bank. Notwithstanding anything herein contained, so long as any Bonds are supported by a Letter of Credit, no supplement or amendment shall be made to the Indenture or the Agreement without the prior written consent of the Bank that issued such Letter of Credit.

                                   ARTICLE 16
                                   DEFEASANCE

     SECTION 16.1. Defeasance.

     (a) If (i) the Issuer shall pay or cause to be paid to the holders and owners of the Bonds the principal of and interest to become due thereon at the times and in the manner stipulated therein, and if the Issuer shall keep, perform and observe all and singular the covenants and promises in the Bonds and in this Indenture expressed as to be kept, performed and observed by it on its part and shall pay or cause to be paid all other sums payable hereunder by the Issuer, and (ii) the Bank, if any, shall have provided a written certification to the effect that the Company shall have paid or caused to be paid all obligations of the Company to reimburse the Bank for drawings under the Reimbursement Agreement, then, with respect to such Bonds, these presents and the estate and rights hereby granted shall cease, terminate and be void, and thereupon (A) the Trustee shall cancel and discharge the lien of this Indenture, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof, and reconvey to the Issuer the estate hereby conveyed, and assign and deliver to the Issuer any property at the time subject to the lien of this Indenture which may then be in its possession, except moneys or Government Obligations held by it for the payment of the principal of and interest on the Bonds and (B) the Trustee shall cancel the Letter of Credit and return it to the Bank.

     (b) Provision for the payment of Bonds shall be deemed to have been made when the Trustee holds in the Bond Fund, in trust and irrevocably set aside exclusively for such payment, (i) moneys sufficient to make such payment of principal, premium, if any, and interest on such Bonds, and any payment of the Purchase Price of such Bonds pursuant to Sections 4.1 and 4.2; and/or (ii) noncallable, nonprepayable Government Obligations (provided that in either case the Trustee shall have received a Favorable Opinion) maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys (without consideration of any reinvestment thereof) to make such payment of principal, premium, if any, and interest on such Bonds, and any payment of the Purchase Price of such Bonds pursuant to Sections 4.1 and 4.2, and which are not subject to prepayment, redemption or call prior to their stated maturity; provided that if a Letter of Credit is then held by the Trustee, such payment and any payment of the Purchase Price of Bonds pursuant to Section 4.1 or 4.2, as applicable, shall be made only from proceeds of a drawing under the Letter of Credit deposited directly into the Letter of Credit Debt Service Account or the Letter of Credit Purchase Account, as applicable, or the Company shall have caused to be delivered to the Trustee and the Rating Service a Preference Opinion.

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

     No Bonds in respect of which a deposit under clause (i) or (ii) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on such Bonds, with respect to which the Trustee may rely on a certificate of independent certified public accountants, a copy of which certificate shall also be furnished to Moody's, if the Bonds are then rated by Moody's; provided that, notwithstanding any other provision of this Indenture, any Bonds purchased with such moneys pursuant to Section 4.3 shall be surrendered to the Trustee for cancellation and shall not be remarketed, and provided further that the Issuer shall, as a condition to defeasance, obtain written evidence from S&P, if such Bonds are then rated by S&P, and Moody's, if such Bonds are then rated by Moody's, that such defeasance will not result in a reduction or withdrawal of the then current rating on such Bonds. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal, redemption price or Purchase Price of and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than 60 days following the deposit thereof with the Trustee, the Trustee shall mail a notice to the owners of the Bonds to be redeemed or deemed paid or redeemed, stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held to all owners of Bonds for the payment of which such moneys or obligations are being held at their registered addresses and to S&P, if such Bonds are then rated by S&P, and Moody's, if such Bonds are then rated by Moody's.

     (c) Notwithstanding anything contained elsewhere in this Indenture, all money or Government Obligations set aside and held in trust pursuant to the provisions of this Section 16.1 for the payment of Bonds, the redemption premium, if any, and interest thereon, shall be applied to and used solely for the payment of the particular Bonds, the redemption premium, if any, and interest thereon, with respect to which such money or Government Obligations have been so set aside in trust.

     (d) Anything in this Article 16 to the contrary notwithstanding, if moneys or Government Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal, Purchase Price, or redemption price of the Bonds and the interest thereon and the principal, Purchase Price or redemption price of such Bonds and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby. Notwithstanding the provisions of this Article 16, the obligations under Articles 2, 6 and 9 in respect of the payment provisions for the Bonds, the obligations under Article 4 with respect to the optional and mandatory tender requirements, the obligations under Article 2 with respect to the registration of transfer, exchange, registration, discharge from registration and replacement of Bonds, and under Article 8 in respect of certain covenants and agreements relating to the tax-exempt status of the Bonds and the rights of the Trustee under Section 12.4 shall survive the discharge of the lien of the Indenture.

     The Issuer or the Company may at any time surrender to the Trustee for cancellation by it any Bonds previously authenticated and delivered hereunder, which the Issuer or the Company may have acquired in any manner whatsoever, and such Bonds, upon such surrender and cancellation, shall be deemed to be paid and retired.


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                                    ARTICLE 17
                                  MISCELLANEOUS

     SECTION 17.1. No Personal Recourse. No recourse shall be had for any claim based on the Agreement, the Indenture or the Bonds against any member, officer or employee, past, present or future, of the Issuer or of any successor body as such, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     SECTION 17.2. Deposit of Funds for Payment of Bonds. If the principal or redemption price of any Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 16.1, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such owners.

     Other than moneys held in the Letter of Credit Debt Service Account and the Letter of Credit Purchase Account which shall be distributed pursuant to Section 6.4(iii) hereof, moneys which remain unclaimed two years after the due date shall, subject to any applicable provisions of Title 6 of the Texas Property Code, at the request of the Company, and if the Company is not, at the time, to the knowledge of the Trustee, in default with respect to any covenant in the Agreement or the Bonds, be paid to the Company, and the owners of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Company. Such moneys shall be held in trust uninvested or invested in Government Obligations maturing the next day.

     SECTION 17.3. Effect of Purchase of Bonds. No purchase of Bonds pursuant to
Article 4 shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds unless such Bonds are purchased by the Company and delivered to the Trustee with written instructions to effect their cancellation.

     SECTION 17.4. No Rights Conferred on Others. Nothing herein contained shall confer any right upon any Person other than the parties hereto, the Company, the Bank and the owners of the Bonds.

     SECTION 17.5. Severability. If any term or provision of this Indenture or the Bonds or the application thereof for any reason or circumstance shall to any extent be held invalid or unenforceable, the remaining provisions or the application of such term or provision to Persons and situations other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof and thereof shall be valid and enforced to the fullest extent permitted by law.

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

     SECTION 17.6. Notices. Unless otherwise provided hereunder or in the Agreement, all notices, certificates or other communications hereunder to be given by any of the following parties or any bondholder to any of the following parties shall be deemed to have been sufficiently given and received by such parties only upon actual receipt thereof and if sent by registered mail, by reputable overnight carrier, by Electronic notice, or by telephone, confirmed in writing given pursuant to this Section, addressed to the relevant party as follows:

     Company:              TXU Energy Company LLC
                           Energy Plaza
                           1601 Bryan Street
                           Dallas, Texas 75201-3411
                           Attention: Treasurer
                           Telephone (214) 812-4600
                           Facsimile (214) 812-2488;

     Issuer:               Brazos River Authority
                           4600 Cobbs Drive
                           Waco, Texas 76710
                           Attention: General Manager/CEO
                           Telephone (254) 776-1441
                           Facsimile (254) 761-3207;

     Trustee:              The Bank of New York
                           385 Rifle Camp Road - 3rd Floor
                           West Paterson, New Jersey  07424
                           Attention: Corporate Trust Administration
                           Re: TXU Energy Company LLC - BRA Series 2003D Telephone (973) 247-4744
                           Facsimile (973) 357-7840;

     Paying Agent;
     Bond Registrar:       The Bank of New York
                           101 Barclay Street
                           New York, New York 10286
                           Attention: Corporate Trust Trustee Administration
                           Re: TXU Energy Company LLC - BRA Series 2003C
                           Telephone (212) 896-7231
                           Facsimile (212) 328-7302;

     Any Paying
     Agent other than
     the Trustee:          At the address designated to the Issuer and the
                           Trustee;

         All notices or other communications by the Trustee to any Bondholder hereunder shall be deemed to have been sufficiently given and received by such Bondholder upon the mailing thereof by first class mail.

     The Issuer, the Company, the Trustee, the Paying Agent, the Remarketing Agent, the Bank and the Bond Registrar may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     SECTION 17.7. Successors and Assigns. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

     SECTION 17.8. Headings for Convenience Only. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     SECTION 17.9. Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall be an original; but such counterparts shall together constitute but one and the same instrument.

     SECTION 17.10. Applicable Law. This Indenture shall be governed by and construed in accordance with the laws of the State; provided, however, that the rights, duties, immunities, protections and standards of care relating to the Trustee shall be governed by the law of the jurisdiction in which is located the Principal Office of the Trustee.

     SECTION 17.11. Notice of Change. The Trustee shall give notice to Fitch (if the Bonds are then rated by Fitch) at One State Street Plaza, New York, NY 10004, Attention: Municipal Structured Finance (fax 212-425-4730), to Moody's (if the Bonds are then rated by Moody's) at 99 Church Street, New York, NY 10007, Attention: Structured Transactions Group, Corporate Department (fax 212-553-0519), and S&P (if the Bonds are then rated by S&P) at 55 Water Street, New York, New York 10041, Attention: Structured Finance (fax 212-438-7321), of any of the following events:

     (i) a change in the Trustee or Paying Agent;

     (ii) a change in the Remarketing Agent;

     (iii) an amendment to the Indenture or the Agreement;

     (iv) payment or provision therefor of all the Bonds;

     (v) expiration, termination, substitution, extension or amendment of the Letter of Credit;

     (vi) conversion to a new Rate Period; or

     (vii) notice of any redemption, acceleration, defeasance or mandatory tender of the Bonds or any portion thereof.

The Trustee hereby undertakes to give such notices as a matter of courtesy and accommodation only, and shall not be liable to any Person for any failure to comply therewith.

     SECTION 17.12. Payments Due on non-Business Days. In any case where the stated date of payment of interest, if any, on, or principal of, or premium, if any, on any Bonds or the date fixed for redemption of any Bonds or any Purchase Date shall not be a Business Day, then payment of any such interest, or principal, any premium or Purchase Price need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date such payment of interest, if any, on or principal of or premium, if any, was stated to be due, or such date fixed for redemption or such Purchase Date, and no interest shall accrue for the period from and after such date.

     SECTION 17.13. References to Bank; Bank as a Third Party Beneficiary. All provisions hereof regarding consents, approvals, directions, appointments or requests by, of or to the Bank shall be deemed not to require or permit such consents, approvals, directions, appointments or requests and shall be read as if the Bank were not mentioned herein during any time that either no Letter of Credit is in effect or during which the Bank is in default in its obligations to make payments under the Letter of Credit; provided, however, that this Section shall not affect the rights of the Bank to collect any amounts owed to it. The Trustee and the Issuer acknowledge that if the Bonds are outstanding or any amount remains payable under the Reimbursement Agreement, so long as the Letter of Credit is in effect and the Bank is not in default of its obligations thereunder, the Bank shall be an express third party beneficiary of the provisions of this Indenture, with the power to enforce the same.

     SECTION 17.14. References to Remarketing Agent. All provisions hereof regarding consents, approvals, directions, appointments or requests by, of or to the Remarketing Agent shall be deemed not to require or permit such consents, approvals, directions, appointments or requests and shall be read as if the Remarketing Agent were not mentioned herein during any time that no Remarketing Agreement is in effect.

         IN WITNESS WHEREOF, the Issuer, acting through its Board of Directors, has caused this Indenture to be executed in its name, and for and on its behalf, by the Chairman of the Issuer and attested by the Secretary of the Issuer, and its corporate seal to be hereunto affixed; and the Trustee, to evidence its acceptance of the trusts hereby created and vested in it, has caused this Indenture to be executed in its name, and for and on its behalf, by one of its Vice Presidents, all as of the date first above written.

                                                 BRAZOS RIVER AUTHORITY



                                                 By:  /s/  Joe B. Hinton
                                                      -----------------------
ATTEST:                                               Chairman



By:     /s/  Janet Kay Sparks
        ----------------------
        Secretary

[SEAL]





                                                   THE BANK OF NEW YORK,
                                                           as Trustee


                                                   By:/s/  Thomas J. Provenzano
                                                       -----------------------
                                                           Vice President

                             EXHIBIT A FORM OF BOND
No. ___                                                           $_________

         THE FOLLOWING TWO BRACKETED PARAGRAPHS ARE TO BE DELETED IF BOND IS NOT BOOK-ENTRY-ONLY:

         [Unless this Bond is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to the Issuer or its agent for registration of transfer, exchange, or payment, and any Bond issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         As provided in the Indenture referred to herein, until the termination of the system of book-entry-only transfers through DTC, and notwithstanding any other provision of the Indenture to the contrary, this Bond may be transferred, in whole but not in part, only to a nominee of DTC, or by a nominee of DTC to DTC or a nominee of DTC, or by DTC or a nominee of DTC to any successor securities depository or any nominee thereof.]*

THIS BOND IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIME AND IN THE MANNER HEREINAFTER DESCRIBED AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES AS DESCRIBED HEREIN.

                           UNITED STATES OF AMERICA
                                STATE OF TEXAS

                            BRAZOS RIVER AUTHORITY
                   POLLUTION CONTROL REVENUE REFUNDING BOND
                 (TXU ENERGY COMPANY LLC PROJECT) SERIES 2003D

Maturity Date:             October 1, 2029                    CUSIP 106213 ___

Original Issuance Date:    October 1, 2003

Registered Owner:                   ___________________________________

Principal Amount:                   $__________

             Type of Rate Period if other than Commercial Paper:
[Last Day of Commercial Paper Rate Period ___________  Interest Rate _________

Number of Days in Period ______ Interest Due at End of Period _____________]**
-------------
*To be printed only on definitive Bonds.
** Bracketed language to be included only on Bonds bearing interest at a Commercial Paper Rate.

         The BRAZOS RIVER AUTHORITY (the "Issuer"), for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the Registered Owner set forth above, or registered assigns, on the Maturity Date, unless this Bond shall have been called for redemption in whole or in part, upon surrender hereof, the Principal Amount set forth above and to pay (but only out of the sources hereinafter mentioned) to the Registered Owner, or registered assigns, interest thereon at the rate determined as herein provided from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for, or from the date of authentication hereof if such date is on an Interest Payment Date to which interest has been paid or duly provided for, or from the Original Issuance Date specified above if no interest has been paid or duly provided for, such payments of interest to be made on each Interest Payment Date until the principal or redemption price hereof has been paid or duly provided for as aforesaid. The principal or redemption price of this Bond (or of a portion of this Bond, in the case of a partial redemption) is payable to the Registered Owner hereof in immediately available funds upon presentation and surrender hereof at the Principal Office of the Trustee or its successor, as paying agent (the "Paying Agent"), under the Trust Indenture dated as of October 1, 2003 (the "Indenture") by and between the Issuer and The Bank of New York, in New York, New York, or its successor, as trustee (the "Trustee") securing the series of Bonds of which this Bond is one. All payments of interest on Bonds shall be paid to the Registered Owner hereof whose name appears in the Bond Register kept by the Bond Registrar as of the close of business on the applicable Regular or Special Record Dates in immediately available funds by wire transfer to a bank within the continental United States or deposited to a designated account if such account is maintained with the Paying Agent as directed by the Registered Owner in writing or as otherwise directed in writing by the Registered Owner prior to the time of payment with respect to Bonds accruing interest at a Commercial Paper Rate or five Business Days prior to the Interest Payment Date with respect to Bonds accruing interest at Daily, Weekly or Multiannual Rates. The Regular Record Date for any Interest Payment Date shall be the close of business on the day (whether or not a Business Day) immediately preceding the Interest Payment Date, except that, while this Bond accrues interest at the Multiannual Rates (as described herein), the Regular Record Date shall be the close of business on the 15th day (whether or not a Business Day) of the calendar month immediately preceding such Interest Payment Date. Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date and within any applicable grace period (herein called "Defaulted Interest") shall forthwith cease to be payable to the Registered Owner hereof on the relevant Regular Record Date by virtue of having been such Registered Owner, and such Defaulted Interest shall be paid to the Person in whose name this Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be no more than 15 nor fewer than 10 days prior to the date of proposed payment. This Bond is registered as to both principal and interest in the Bond Register kept by the Bond Registrar and may be transferred or exchanged, subject to the further conditions specified in the Indenture, only upon surrender hereof at the office of the Bond Registrar. This Bond is payable solely from the sources hereinafter mentioned. Capitalized terms not otherwise defined herein shall have the meanings specified therefor in the Indenture.

         THE BONDS SHALL BE DEEMED NOT TO CONSTITUTE A DEBT OF THE STATE OF TEXAS OR OF ANY OTHER POLITICAL CORPORATION, SUBDIVISION, OR AGENCY OF THE STATE OR A PLEDGE OF THE FAITH AND CREDIT OF ANY OF THEM. NO RECOURSE SHALL BE HAD FOR

ANY CLAIM BASED ON THE AGREEMENT, THE INDENTURE, OR THE BONDS AGAINST ANY MEMBER, OFFICER OR EMPLOYEE, PAST, PRESENT OR FUTURE, OF THE ISSUER, OR OF ANY SUCCESSOR BODY THERETO, EITHER DIRECTLY OR THROUGH THE ISSUER, OR ANY SUCH SUCCESSOR BODY, UNDER ANY CONSTITUTIONAL PROVISION, STATUTE OR RULE OF LAW OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY OR OTHERWISE. NEITHER THE STATE OF TEXAS, THE ISSUER, NOR ANY POLITICAL CORPORATION, SUBDIVISION, OR AGENCY OF THE STATE OF TEXAS SHALL BE OBLIGATED TO PAY THE BONDS AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF TEXAS, THE ISSUER, OR ANY OTHER POLITICAL CORPORATION, SUBDIVISION, OR AGENCY IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, REDEMPTION PREMIUM, IF ANY, OR INTEREST ON, OR PURCHASE PRICE OF, THE BONDS. THIS BOND IS A SPECIAL REVENUE OBLIGATION OF THE ISSUER PAYABLE SOLELY FROM THE SOURCES DESCRIBED HEREIN AND THE HOLDER HEREOF SHALL NEVER HAVE THE RIGHT TO DEMAND PAYMENT FROM MONEYS DERIVED BY TAXATION OR ANY REVENUES OF THE ISSUER EXCEPT THE FUNDS PLEDGED TO THE PAYMENT HEREOF.

         This Bond is one of a duly authorized issue of revenue bonds of the Issuer issued in the aggregate principal amount of $30,820,000 designated "Brazos River Authority Pollution Control Revenue Refunding Bonds (TXU Energy Company LLC Project) Series 2003D" (the "Bonds") issued under the Indenture and dated as of October 1, 2003. The Bonds are being issued by the Issuer for the purpose of refunding the Issuer's outstanding Pollution Control Revenue Refunding Bonds (TXU Electric Company Project) Taxable Series 2001H, which were issued to provide funds to TXU Energy Company LLC (successor to TXU Electric Company (successor to Texas Utilities Electric Company), now, and with its permitted successors and assigns under the Agreement (hereinafter defined), referred to herein as the "Company"), to pay a portion of the cost of the acquisition, construction and improvement of certain pollution control and solid waste disposal facilities (the "Facilities"), or to refinance a portion of the Facilities, all to serve generating stations of the Company. Pursuant to an Installment Payment and Bond Amortization Agreement (the "Agreement") dated as of October 1, 2003 between the Company and the Authority, the Company has unconditionally agreed to make Installment Payments in the amounts necessary to pay the principal of, premium, if any, and interest on the Bonds when due.

         The Bonds are payable solely from and secured by a pledge of the Trust Estate, which includes, among other things, (i) all of the right, title and interest of the Issuer in and to the Revenues, including, without limitation, "Installment Payments" made by the Company pursuant to the Agreement, (ii) the Agreement and all right, title and interest of the Issuer under and pursuant to the Agreement, insofar as they relate to all the Bonds issued and outstanding under the Indenture (except for the indemnification and expense reimbursement rights and other rights contained in the Agreement and any rights of the Issuer to receive notices, certificates, requests, requisitions, directions and other communications under the Agreement), including, without limitation, all payments to be received under and pursuant to and subject to the provisions of the Agreement, (iii) any moneys paid to the Trustee under any Letter of Credit that may be delivered to the Trustee for the benefit of the Bondholders from time to time and (iv) all amounts on deposit in the Bond Fund or other funds created under the Indenture other than the Bond Purchase Fund, the Rebate Fund and the Letter of Credit Debt Service Account. Except as otherwise specified in the Indenture, this Bond is entitled to the benefits of the Indenture equally and ratably both as to principal (Purchase Price and redemption price, including premium) and interest with all other Bonds issued under the Indenture, to which reference is made for a description of the rights of the owners of the Bonds; the rights and obligations of the Issuer; the rights, duties and obligations of the Trustee; and the provisions relating to amendments to and modifications of the Indenture, to all of which the Registered Owner of this Bond assents by acceptance of this Bond. Reference is also hereby made to the Agreement for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations thereunder of the Issuer, the Trustee and the Company and the modification or amendment of the Agreement.

         FOR SO LONG AS THIS BOND IS HELD IN BOOK-ENTRY FORM REGISTERED IN THE NAME OF CEDE & CO. ON THE REGISTRATION BOOKS OF THE ISSUER KEPT BY THE TRUSTEE, AS BOND REGISTRAR, THIS BOND, IF CALLED FOR PARTIAL REDEMPTION IN ACCORDANCE WITH THE INDENTURE, SHALL BECOME DUE AND PAYABLE ON THE REDEMPTION DATE DESIGNATED IN THE NOTICE OF REDEMPTION GIVEN IN ACCORDANCE WITH THE INDENTURE AT, AND ONLY TO THE EXTENT OF, THE REDEMPTION PRICE, PLUS ACCRUED INTEREST TO THE SPECIFIED REDEMPTION DATE; AND THIS BOND SHALL BE PAID, TO THE EXTENT SO REDEEMED, (i) UPON PRESENTATION AND SURRENDER THEREOF BY CEDE & CO. AT THE OFFICE SPECIFIED IN SUCH NOTICE OR (ii) AT THE WRITTEN REQUEST OF CEDE & CO., BY CHECK OR DRAFT MAILED TO CEDE & CO. BY THE TRUSTEE OR BY WIRE TRANSFER TO CEDE & CO. BY THE TRUSTEE IF CEDE & CO. AS BONDOWNER SO ELECTS. IF, ON THE REDEMPTION DATE, MONEYS FOR THE REDEMPTION OF BONDS TO BE REDEEMED, TOGETHER WITH INTEREST TO THE REDEMPTION DATE, SHALL BE HELD BY THE TRUSTEE SO AS TO BE AVAILABLE THEREFOR ON SUCH DATE, AND AFTER NOTICE OF REDEMPTION SHALL HAVE BEEN GIVEN IN ACCORDANCE WITH THE INDENTURE, THEN, FROM AND AFTER THE REDEMPTION DATE, THE AGGREGATE PRINCIPAL AMOUNT OF THIS BOND SHALL BE IMMEDIATELY REDUCED BY AN AMOUNT EQUAL TO THE AGGREGATE PRINCIPAL AMOUNT THEREOF SO REDEEMED, NOTWITHSTANDING WHETHER THIS BOND HAS BEEN SURRENDERED TO THE TRUSTEE FOR CANCELLATION.

         [The Company has caused to be issued and delivered to the Trustee by _________________ an irrevocable letter of credit pursuant to which the Trustee is authorized, subject to the terms and conditions thereof and while the Bonds bear interest at a Daily, Weekly, or Commercial Paper Rate, but not a Multiannual Rate, to draw up to (a) an amount equal to the principal amount of the Bonds (i) to enable the Trustee to pay the principal amount of the Bonds when due at maturity or upon redemption or acceleration and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the principal amount of such Bonds, plus (b) an amount equal to ___ days' accrued interest to the outstanding Bonds at __% per annum while the bonds bear interest at the Daily, Weekly or Commercial Paper Rate (i) to enable the Trustee to pay interest on the Bonds when due and (ii) to enable the Trustee to pay the portion of the purchase price of Bonds tendered to it and not remarketed corresponding to the accrued interest on such Bonds. Such irrevocable letter of credit or any Alternate Credit Facility delivered to the

Trustee in accordance with the terms of the Indenture is herein called the "Letter of Credit." As used herein, the term "Bank" shall mean __________________, a ________ banking corporation, as issuer of the Letter of Credit, or the bank issuing any Alternate Credit Facility. The Letter of Credit expires on __________, ______, unless terminated earlier pursuant to its terms or extended. Subject to the provisions of the Indenture, the Company may, but is not required to, cause the Letter of Credit to be extended or replaced with an Alternate Credit Facility having substantially the same terms. The Bank is under no obligation to extend the Letter of Credit. Unless the Letter of Credit is extended or replaced in accordance with the terms of the Indenture, this Bond will become subject to mandatory tender for purchase, as described below. The Letter of Credit is being issued pursuant to a Reimbursement Agreement (as the same may be amended or replaced, including any agreement pursuant to which an Alternate Credit Facility may be issued, the "Reimbursement Agreement") between the Bank and the Company. The Company is obligated, among other things, to reimburse the Bank for all drawings under the Letter of Credit.]*

         If an Event of Default occurs, the principal of all Bonds issued under the Indenture may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         No recourse shall be had for the payment of the principal, Purchase Price or redemption price of, premium, if any, or interest on, this Bond, or for any claim based hereon or on the Indenture, against any member, officer or employee, past, present or future, of the Issuer or of any successor body, as such, either directly or through the Issuer or any such successor body, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

Interest on the Bonds

         The Bonds shall initially accrue interest at a Multiannual Rate herein described, and will be subject to conversion as herein provided. The rate of interest applicable to any Rate Period shall be determined in accordance with the applicable provisions of the Indenture and shall not exceed the Maximum Rate. The amount of interest so payable on any Interest Payment Date shall be computed (i) on the basis of a 365- or 366-day year for the number of days actually elapsed during Daily Rate Periods, (ii) on the basis of a 365- or 366-day year for the number of days actually elapsed based on the calendar year in which the Commercial Paper Rate Period or the Weekly Rate Period commences, during Commercial Paper Rate Periods or Weekly Rate Periods, and (iii) on the basis of a 360-day year of twelve 30-day months during Multiannual Rate Periods.

         "Rate Period" shall mean, when used with respect to any particular rate of interest determined as hereinafter provided, the period from and including the effective date of such rate to (but not including) the effective date of the rate of interest next determined as hereinafter provided. The rates of interest for the Bonds, which will be determined by the Remarketing Agent, are as follows:


-------------------
         *Bracketed language to be omitted if no Letter of Credit is delivered to the Trustee for the benefit of the Bonds or conformed to the terms of any such Letter of Credit that is described in a certificate of the Issuer
Representative.                        5

Commercial Paper Rate

         While the Bonds accrue interest at Commercial Paper Rates, the interest rate for each particular Bond will be determined by the Remarketing Agent as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell such Bond on that day at a price equal to the principal amount thereof, and with respect to Commercial Paper Rates, the Remarketing Agent shall determine the Commercial Paper Rate and the Commercial Paper Rate Period for each Bond at such rate and for such period as it deems advisable in order to minimize the net interest cost on the Bonds, taking into account prevailing market conditions, and will remain in effect from and including the commencement date of the Commercial Paper Rate Period selected for that Bond by the Remarketing Agent to, but not including, the last date thereof. While the Bonds bear interest at Commercial Paper Rates, Bonds may have successive Commercial Paper Rate Periods of any duration up to 270 days each (provided that if a Letter of Credit is then in effect, such period shall not be longer than a period equal to the maximum number of days' interest coverage provided by such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days) and any Bond may accrue interest at a rate and for a period different from any other Bond. No Commercial Paper Rate Period may be established which exceeds 270 days (provided that if a Letter of Credit is then in effect, such period shall not be longer than a period equal to the maximum number of days' interest coverage provided by such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days) or, if the Remarketing Agent has given or received notice of any conversion to a Multiannual Rate Period, the remaining number of days prior to the Conversion Date or, if the Remarketing Agent has given or received notice of any conversion to a Daily Rate or Weekly Rate, the length of each Commercial Paper Rate Period for each Bond shall be determined by the Remarketing Agent to be either (A) that length of period that, as soon as possible, shall enable the Commercial Paper Rate Periods for all Bonds to end on the day before the Conversion Date, or (B) that length of period which, based on the Remarketing Agent's judgment, will best promote an orderly transition to the next Rate Period, and if a Letter of Credit is then in effect, no Commercial Paper Rate Period may be established which extends beyond the remaining term of such Letter of Credit minus the number of days, if any, allowed for any reinstatement of interest under the Letter of Credit and minus five days.

Daily Rate

         While the Bonds accrue interest at a Daily Rate, the interest rate established for the Bonds will be effective from day to day until changed by the Remarketing Agent in accordance with the Indenture.

Weekly Rate

         While the Bonds accrue interest at a Weekly Rate, the rate of interest on the Bonds will be determined weekly by the Remarketing Agent in accordance with the Indenture to be effective for a seven day period commencing on Wednesday of the week of such determination. (The length of the period, the day of commencement and the last day of the period may vary in the event of a conversion to or from a Weekly Rate.)

Multiannual Rate

         The Bonds shall initially bear interest at the Initial Multiannual Rate of 5.40% per annum during the Initial Multiannual Rate Period that commences on the Original Issuance Date and ends on October 1, 2014. If the Bonds accrue interest at a new Multiannual Rate after the Initial Multiannual Rate Period, the interest rate will be determined by the Remarketing Agent in accordance with the Indenture to remain in effect for a term of not less than 365 days selected by the Company; provided that if a Letter of Credit is then in effect, such Letter of Credit must extend for a period which shall not end on a date that is earlier than the first date on which the Bonds can be called for optional redemption during the proposed Multiannual Rate Period plus 5 days. The Rate Period established will remain in effect until changed by the Company, in accordance with the Indenture.

Authorized Denominations

         Bonds which accrue interest at Daily, Weekly or Commercial Paper Rates will be issued in denominations of $100,000 and any integral multiples of $5,000 in excess thereof. Bonds which accrue interest at a Multiannual Rate will be issued in the denomination of $5,000 and whole multiples thereof.

Optional Tenders

         While this Bond accrues interest at a Daily or Weekly Rate, the Registered Owner of this Bond has the right to tender this Bond for purchase at the principal amount hereof plus accrued interest as follows: (i) during a Daily Rate Period on any Business Day upon personal, Electronic or telephonic notice to the Paying Agent prior to 11:00 a.m., New York City time, on the Purchase Date or (ii) during a Weekly Rate Period on any Business Day upon written or Electronic notice to the Paying Agent on or prior to 5:00 p.m., New York City time, on a Business Day not fewer than seven days prior to the Purchase Date.

Mandatory Tenders

         While this Bond accrues interest at a Commercial Paper Rate, this Bond is subject to mandatory tender on each Interest Payment Date applicable to this Bond at a Purchase Price equal to 100% of the principal amount thereof plus interest accrued during the Commercial Paper Rate Period.

         This Bond is subject to mandatory tender on the effective date of a change from one Rate Period to a different Rate Period (except for changes between a Daily Rate and Weekly Rate) at a Purchase Price equal to the principal amount thereof plus accrued interest; provided that the Purchase Price for Bonds converted from a Multiannual Rate Period on a date when such Bonds are also subject to optional redemption at a premium shall include an amount equal to the premium that would be payable if such Bonds were redeemed on such date.

         The Bonds are subject to mandatory tender for purchase (i) on the Interest Payment Date which is at least two (2) Business Days next preceding the Expiration Date of the current Letter of Credit unless at least 25 days (or such shorter period as shall be acceptable to the Trustee, but in no event shorter than 15 days) prior to such Interest Payment Date the Trustee has received notice that the Letter of Credit has been extended, and (ii) on any Interest Payment Date on which the current Letter of Credit is replaced with an Alternate Credit Facility pursuant to the Indenture, in each case at a Purchase Price equal to 100% of the principal amount thereof plus accrued interest, plus the premium, if any, which would be payable if the Bonds were redeemed on the mandatory tender date.

         BY ACCEPTANCE OF THIS BOND, THE REGISTERED OWNER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, ON THE PURCHASE DATE AS DESCRIBED ABOVE. IN SUCH EVENT, THE REGISTERED OWNER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE ANY FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT TO RECEIVE PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE PAYING AGENT.

Written Notice of Rate Period Change

         The Trustee shall give notice, by first class mail, to the Registered Owners of all Bonds to be converted to a new Rate Period of the proposed conversion from one Rate Period to another Rate Period at least 15 days before the proposed Conversion Date while the Bonds accrue interest at Commercial Paper, Daily or Weekly Rates, and at least 30 days before the proposed Conversion Date while the Bonds accrue interest at a Multiannual Rate.

Interest Payment Dates

         While this Bond accrues interest at a Commercial Paper Rate, interest is payable on the day after the last day of each Commercial Paper Rate Period. While this Bond accrues interest at Daily or Weekly Rates, interest is payable on the first Business Day of each calendar month following a month in which interest at such rate has accrued. While this Bond accrues interest at a Multiannual Rate, interest is payable semiannually on the first day of the sixth calendar month after the commencement of such Multiannual Rate Period and the first day of each sixth month thereafter provided that the last Interest Payment Date for any Multiannual Rate Period which is followed by a Commercial Paper, Daily or Weekly Rate Period shall be the first Business Day of the sixth month following the preceding Interest Payment Date.

Optional Redemption

         The Bonds shall be subject to redemption at the option of the Issuer, in whole or in part, and if in part in authorized denominations, at the direction of the Company, from funds available for such purpose in the Bond Fund, as follows:

                  (i) If the Bonds accrue interest at Commercial Paper Rates, the Bonds shall be subject to optional redemption on any Interest Payment Date applicable to a particular Bond at an optional redemption price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

                  (ii) If the Bonds accrue interest at Daily or Weekly Rates, the Bonds shall be subject to optional redemption on any Business Day at an optional redemption price equal to 100% of the principal amount thereof, together with accrued interest to the Redemption Date.

                  (iii) While the Bonds accrue interest at the Initial Multiannual Rate, the Bonds shall be subject to optional redemption on the day after the end of each Multiannual Rate Period at the redemption price of 100% of the principal amount thereof, together with accrued interest, if any, to the Redemption Date.

                  (iv) If the Bonds accrue interest at a Multiannual Rate other than the Initial Multiannual Rate, the Bonds shall be subject to optional redemption (A) at any time on and after the dates and at the optional redemption prices set forth below, together with accrued interest, if any, to the Redemption Date and (B) on the day after the end of each Multiannual Rate Period at the redemption price of 100% of the principal amount thereof, together with accrued interest, if any, to the Redemption Date:


  Length of Multiannual Rate Period       Commencement of Redemption Period              Redemption Price
-------------------------------------    ----------------------------------    --------------------------------
Greater than or equal to 17 years        Tenth   anniversary of the            101%, declining by 1% on each
                                         commencement  date  of the            succeeding anniversary of the first
                                         Multiannual Rate Period               day of the redemption period until
                                                                               reaching 100% and thereafter at 100%


Less than 17 years and greater than      Fifth anniversary of the              101%, declining by 1% on each
or equal to 8 years                      commencement date of the              succeeding anniversary of the first
                                         Multiannual Rate Period               day of the redemption period until
                                                                               reaching 100% and thereafter at 100%


  Length of Multiannual Rate Period       Commencement of Redemption Period              Redemption Price
-------------------------------------    ----------------------------------    --------------------------------
Less than 8 years but greater than 5     Third anniversary of the              100%
years                                    commencement date of the
                                         Multiannual Rate Period


Less than or equal to 5 years            Bonds not subject to optional
                                         redemption until commencement of
                                         next Multiannual Rate Period


         The optional Redemption Dates and redemption prices set forth above may be changed as provided in the Indenture, provided that any alternate redemption schedule shall be accompanied by a Favorable Opinion.

         If a Letter of Credit is then in effect and the redemption price includes any premium, the right of the Company to direct an optional redemption is subject to the condition that the Trustee has received, prior to the date on which notice of redemption is required to be given to Registered Owners, written confirmation from the Bank that it can draw under the Letter of Credit on the proposed Redemption Date in an aggregate amount sufficient to cover the principal of and premium (to the extent, if any, that there is coverage of premium under the Letter of Credit) and interest due on the Redemption Date.

Extraordinary Optional Redemption

While the Bonds accrue interest at a Multiannual Rate, the Bonds shall be subject to optional redemption by the Issuer, at the direction of the Company, in whole or, as described in the proviso below in part, at any time, at a redemption price equal to the principal amount being redeemed plus accrued interest, if any, to the Redemption Date, if, with respect to all or any portion of the Plant or the Facilities:

                  (i) the Company has determined that the continued operation of the Facilities or the Plant is impracticable, uneconomical or undesirable for any reason and the Company ceases operation of the Facilities or the Plant no later than the Redemption Date;

                  (ii) the Facilities or the Plant has been condemned or taken by eminent domain;

                  (iii) the operation of the Facilities or the Plant has been enjoined or has otherwise been prohibited by any order, decree, rule or regulation of any court or of any federal, state or local regulatory body, administrative agency or other governmental body;

                  (iv) (A) the Company publicly announces that it has determined that (i) it will not complete construction of the Facilities or the Plant, or (ii) it intends to sell or otherwise dispose of the Facilities or the Plant prior to completion of the Facilities or the Plant, or (B) the Company otherwise abandons or is determined by the Internal Revenue Service to have abandoned the Facilities or the Plant prior to completion of the Facilities or the Plant; or

                  (v) by reason of a change in use of the Facilities or the Plant or the abandonment of such Facilities or the Plant, the Company has been unable after reasonable effort to obtain an opinion of Bond Counsel to the effect that a court in a properly presented case should decide that (A) Section 150 of the Code (or successor provision of similar import) does not prevent amounts payable under the Agreement to pay interest on the Bonds from being deductible by the Company for Federal income tax purposes or (B) Regulation section 1.142-2 (or successor provision of similar import) does not prevent interest on the Bonds from being exempt from Federal income tax (other than in the hands of a "substantial user" of the Facilities or the Plant or a "related person" as those terms are used and defined in the Code);

provided, however, that the Company may elect to redeem only a portion of the Bonds if the Company obtains an opinion of Bond Counsel to the effect that an event described in subsections (i) through (v) above will not, in and of itself, adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds that remain outstanding (other than in the hands of a "substantial user" of the Facilities or the Plant or a "related person" as those terms are used and defined in the Code).

Extraordinary Mandatory Redemption

         The Bonds shall be subject to mandatory redemption, at a redemption price equal to the principal amount being redeemed plus accrued interest to the Redemption Date, on the one hundred eightieth day (or such earlier date as may be designated by the Company) after a final determination by a court of competent jurisdiction in the United States, a final action of the United States Internal Revenue Service, or receipt by the Company of an opinion of Bond Counsel obtained by the Company and rendered at the request of the Company, to the effect that solely as a result of a failure by the Company to perform or observe any covenant, agreement, representation or warranty contained in the Agreement, the interest payable on the Bonds is or will be included in the gross income of the owners thereof for federal income tax purposes, other than any owner who is a "substantial user" of the Facilities or a "related person" within the meaning of the Code. No determination by any court or administrative agency will be considered final unless the Company has participated in the proceeding which resulted in such determination, either directly or, at the option of the Company, through a Bondholder, to a degree it reasonably deems sufficient and until the conclusion of any appellate review sought by any party to such proceeding or the expiration of the time for seeking such review. Subject to the foregoing, the Bonds shall be redeemed in whole unless, in the opinion of Bond Counsel mutually acceptable to the Issuer, the Trustee and the Company, the redemption of a portion of such Bonds would have the result that interest payable on the Bonds remaining outstanding after such redemption would not be includable in the gross income for federal income tax purposes of any owner of any such Bonds, other than any owner who is a "substantial user" of the Facilities or a "related person" within the meaning of the Code. Any such partial redemption shall be by lot in such amount as is necessary to accomplish such result.

         Payment of the redemption price upon the mandatory redemption of the Bonds pursuant to the immediately preceding paragraph shall constitute the total compensation due from the Company as a result of the occurrence of any event causing such redemption, and neither the Issuer nor the Company shall be deemed to be in default under the Agreement or the Indenture by reason of the occurrence of any such event nor shall such redemption of the Bonds constitute an acceleration of indebtedness of the Issuer or the Company.

         The Company shall deliver notice to the Trustee, the Remarketing Agent and the Bank of its intention to prepay the principal of, premium, if any, and interest on the Bonds and cause the Bonds to be called for optional redemption at least five (5) Business Days prior to the date the Trustee gives notice to the Registered Owners of the Bonds of the proposed redemption of the Bonds. The Trustee shall cause notice of any redemption of Bonds under the Indenture, which notice shall be prepared by the Company, to be mailed by first class mail, postage prepaid, to the Registered Owners of all Bonds to be redeemed at the registered addresses appearing in the Bond Register kept for such purpose pursuant to Article 2 of the Indenture. Each such notice shall (i) be mailed at least 15 days prior to the Redemption Date for Daily, Weekly and Commercial Paper Rate Bonds and at least 30 days prior to the Redemption Date for Multiannual Rate Bonds, (ii) identify the Bonds to be redeemed if less than all Bonds are to be redeemed (specifying the CUSIP numbers, if any, assigned to the Bonds), (iii) specify the Redemption Date and the redemption price, (iv) state whether the notice is conditional or not as permitted by the Indenture, and (v) state that on the Redemption Date the Bonds called for redemption will be payable at the Principal Office of the Paying Agent, that from that date interest will cease to accrue and that no representation is made as to the accuracy or correctness of the CUSIP numbers printed therein or on the Bonds. Any failure on the part of DTC, a direct participant or indirect participant to give such notice to the beneficial owner or any defect therein shall not affect the sufficiency or validity of any proceedings for the redemption of the Bonds. No defect affecting any Bond, whether in the notice of redemption or mailing thereof (including any failure to mail such notice), shall affect the validity of the redemption proceedings for any other Bonds.

Transfer of Bonds

         This Bond is transferable by the Registered Owner hereof at the designated office of the Bond Registrar, upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Bond Registrar, subject to such reasonable regulations as the Issuer or the Bond Registrar may prescribe, and upon payment of any tax or other governmental charge incident to such transfer. Upon any such transfer, a new Bond or Bonds in the same aggregate principal amount will be issued to the transferee. The Person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and the Issuer, any Paying Agent, the Bond Registrar, the Remarketing Agent, the Authenticating Agent and the Trustee shall not be affected by any notice to the contrary.

         This Bond shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until either (i) the Certificate of Authentication hereon shall have been signed by the Trustee as Bond Registrar, or any successor, or (ii) a manually signed Comptroller's Registration Certificate has been attached hereto or endorsed hereon.

         It is hereby certified, recited and declared that all acts, conditions and things required to exist, happen and be performed precedent to and in the execution and delivery of the Indenture and the issuance of this Bond do exist, have happened and have been performed in due time, form and manner as required by law; and that the issuance of this Bond and the issue of which it forms a part, together with all other obligations of the Issuer, does not exceed or violate any constitutional or statutory limitation.

         IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman and attested by the manual or facsimile signature of the Secretary, all as of the date specified above.

                                                  BRAZOS RIVER AUTHORITY


                                                  By:__________________________
ATTEST:                                           Chairman


By:     _________________________________
        Secretary

        [SEAL]

                                       (FORM OF CERTIFICATE OF AUTHENTICATION)
                                            CERTIFICATE OF AUTHENTICATION

        This Bond is one of the Bonds referred to in the within mentioned Indenture.


                                               The Bank of New York,
                                                as Trustee


                                               By:   ---------------------
                                                     Authorized Signatory
Date of Authentication:

-----------------------

                          (FORM OF ASSIGNMENT)
                              ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

-----------------------------------------------------------------------------


     Please Insert Social Security
or other Identifying Number of Assignee

-----------------------------------------


-----------------------------------------
the within Bond and all rights thereunder, and hereby irrevocably constitutes and appoints

------------------------------------------------------------------------------

------------------------------------------------ attorney or agent to transfer the within Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated: -------------------------

NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.


Dated:-------------------------------  By:-----------------------------------

Signature Guaranteed

By:
-----------------------------------

NOTICE: Signature(s) must be guaranteed by a member firm of the STAMP, SEMP or MSP signature guaranty medallion program.

                 [FORM OF COMPTROLLER'S REGISTRATION CERTIFICATE
                     (to be attached to Initial Bond only)]

COMPTROLLER'S REGISTRATION CERTIFICATE:     REGISTER NO.

         I hereby certify that this Bond has been examined, certified as to validity, and approved by the Attorney General of the State of Texas, and that this Bond has been registered by the Comptroller of Public Accounts of the State of Texas.

         Witness my signature and seal this

                                   --------------------------------------
                                   Comptroller of Public Accounts of the
                                   State of Texas